            As filed with the Securities and Exchange Commission on May 11, 2001

                                      Securities Act Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. ____ Post-effective Amendment No. ____ (Check appropriate box or boxes)

                                AIM SERIES TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                  --------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713)626-1919

Name and Address of Agent for Service:    Copy to:

CAROL F. RELIHAN, ESQUIRE                 THOMAS H. DUNCAN, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1225 17th Street
Suite 100                                 Suite 2300
Houston, TX 77046                         Denver, CO 80202

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on June 13, 2001 pursuant to Rule 488.

     The title of the securities being registered is AIM Global Trends Fund Class A shares, Class B shares and Class C shares. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                 a Portfolio of
                              AIM INVESTMENT FUNDS
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

                                                                   June __, 2001

Dear Shareholder:

     A special meeting of the shareholders of AIM Investment Funds will be held on August 17, 2001. At that meeting, you will be asked to elect as trustees of AIM Investment Funds the individuals that are identified in this combined proxy statement and prospectus. The Board of Trustees recommends that you vote FOR the election of those trustees.

     The enclosed combined proxy statement and prospectus also seeks your approval of a proposed combination of AIM Global Consumer Products and Services Fund with AIM Global Trends Fund. AIM Global Consumer Products and Services Fund ("Consumer Products") is an investment portfolio of AIM Investment Funds, a Delaware business trust. AIM Global Trends Fund ("Global Trends") is an investment portfolio of AIM Series Trust, which is also a Delaware business trust.

     The investment objectives of Global Trends and Consumer Products are identical. A I M Advisors, Inc. serves as the investment adviser to both funds and uses the same criteria in selecting individual securities for purchase by the funds. As discussed in the accompanying document, the combination of the two funds is being proposed because the asset bases of both funds are decreasing and their holdings, investment policies and performance are similar. The combination of the two funds will create a larger fund that will provide a more stable asset base for investment management. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Global Trends and Consumer Products in more detail. You should review the enclosed materials carefully.

     Shareholders of Consumer Products are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Funds, AIM Series Trust, Global Investment Portfolio and A I M Advisors, Inc., which will govern the reorganization of Consumer Products into Global Trends. After careful consideration, the Board of Trustees of AIM Investment Funds recommends that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

                                       Sincerely,

                                       /s/ ROBERT H. GRAHAM

                                       Robert H. Graham
                                       Chairman

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                 a Portfolio of
                              AIM Investment Funds
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

     TO THE SHAREHOLDERS OF AIM Global Consumer Products and Services Fund

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Investment Funds ("AIF") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., local time. At the Special Meeting, shareholders of AIM Global Consumer Products and Services Fund ("Consumer Products"), an investment portfolio of AIF, will be asked to consider the following proposals:

     1. To elect twelve trustees of AIF, each of which will serve until his or her successor is elected and qualified.

     2. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Consumer Products, AIM Series Trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolio, acting on behalf of the Global Consumer Products and Services Portfolio ("Consumer Products Portfolio") and A I M Advisors, Inc. The Agreement provides for the combination of Consumer Products with Global Trends (the "Reorganization"). Pursuant to the agreement, Consumer Products will redeem all of the shares of the Consumer Products Portfolio that it owns, and will receive all of the investment securities held by Consumer Products Portfolio. All of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products Class A shareholders, Class B shares of Global Trends to Consumer Products Class B shareholders, and Class C shares of Global Trends to Consumer Products Class C shareholders. The value of a Consumer Products shareholder's account with Global Trends immediately after the reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the reorganization.

     3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

          Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the management of AIF. You may also vote your shares through a website established for that purpose by following the instructions on the enclosed proxy insert. Your vote is important for the purpose of ensuring a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to AST or by voting in person at the Special Meeting.

                                       /s/ CAROL F. RELIHAN

                                       Carol F. Relihan
                                       Vice President and Secretary

June ___, 2001

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                             AIM GLOBAL TRENDS FUND
                                 A PORTFOLIO OF
                                AIM SERIES TRUST
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE __, 2001

     This document is being furnished in connection with a special meeting of shareholders of AIM Investment Funds ("AIF"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of AIF are being asked to elect trustees. The Board of Trustees of AIF recommends that you vote for the election of the trustees named in this combined proxy statement and prospectus.

     The shareholders of AIM Global Consumer Products and Services Fund ("Consumer Products"), an investment portfolio of AIF, will also be asked at the Special Meeting to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Consumer Products, AIM Series Trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolio, acting on behalf of Global Consumer Products and Services Portfolio, and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Consumer Products with Global Trends (the "Reorganization"). The Board of Trustees of AIF has unanimously approved the Agreement and Reorganization as being in the best interest of the shareholders of Consumer Products.

     Consumer Products invests all of its investable assets in the Global Consumer Products and Services Portfolio ("Consumer Products Portfolio"). Consumer Products Portfolio is a subtrust or "series" of Global Investment Portfolio, an open-end management investment company. Consumer Products Portfolio has an investment objective that is identical to Consumer Products' investment objective. As of the date of this combined proxy statement and prospectus, Consumer Products is the only investor in the Consumer Products Portfolio.

     Pursuant to the Agreement, Consumer Products will effect a redemption of its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Then, all of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products Class A shareholders, Class B shares of Global Trends to Consumer Products Class B shareholders, and Class C shares of Global Trends to Consumer Products Class C shareholders. The value of each

Consumer Products shareholder's account with Global Trends immediately after the Reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Global Trends is a series portfolio of AST, an open-end, series management investment company. The investment objective of Global Trends is the same as the investment objective of Consumer Products. Both funds seek to achieve long-term growth of capital. However, Global Trends' investment policies allow it to invest in a broader range of investment securities than Consumer Products. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Consumer Products should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Global Trends, dated May 1, 2001 (the "Global Trends Prospectus"), together with the related Statement of Additional Information also dated May 1, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Consumer Products dated March 1, 2001 (the "Consumer Products Prospectus"), and the related Statement of Additional Information also dated March 1, 2001, have been filed with the SEC and are incorporated by reference herein. A copy of the Global Trends Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AST and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Global Trends and Consumer Products may also be obtained on the internet at http://www.aimfunds.com.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----

INTRODUCTION...................................................................1

PROPOSAL 1: ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS.......................3
         Nominees for Trustee..................................................3
         The Responsibilities of the Board.....................................7
         Reasons for Election of Trustees at the Present Time..................7
         Length of Service by the Trustees on the Board........................8
         Ways in Which the Board Represents Your Interests.....................9
         Committees of the Board...............................................9
         Board Meetings ......................................................10
         Compensation of the Trustees ........................................10
         AIM Funds Retirement Plan for Eligible Trustees/Directors ...........11
         Deferred Compensation Agreements ....................................12
         Compensation of AIF Officers ........................................13
         Auditors ............................................................13
         The Board's Recommendation on Proposal 1 ............................13

PROPOSAL NO. 2 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...............14

Synopsis......................................................................14
         The Reorganization...................................................14
         Reasons for the Reorganization.......................................14
         Comparison of Global Trends and Consumer Products....................15

Risk Factors..................................................................21

Comparison of Investment Objectives and Policies..............................22
         Investment Objectives of Consumer Products and Global Trends.........22
         Investment Policies of Global Trends.................................22
         Investment Policies of Consumer Products.............................23
         Investment Restrictions..............................................24
         Portfolio Management.................................................24
         Management's Discussion and Analysis of Performance..................25

Financial Highlights..........................................................25

Additional Information About the Agreement....................................29
         Terms of the Reorganization..........................................29
         The Reorganization...................................................29
         Board Considerations.................................................29
         Other Terms..........................................................32
         Federal Tax Consequences.............................................33
         Accounting Treatment.................................................35

Additional Information About Global Trends and Consumer Products..............35

Rights of Shareholders........................................................36

Ownership of Consumer Products and Global Trends Shares.......................36
         Significant Holders..................................................36
         Ownership of Officers and Directors/Trustees.........................38

Capitalization................................................................38

Legal Matters.................................................................39

Information Filed With the Securities and Exchange Commission.................39

APPENDIX I .................................Agreement and Plan of Reorganization
APPENDIX II .........................................Prospectus of Global Trends
APPENDIX III .................Global Trends Discussion & Analysis of Performance
APPENDIX IV ..................................Changes to Investment Restrictions

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AIF from the shareholders of Consumer Products for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the election of directors and the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Consumer Products at the Special Meeting will constitute a quorum. If a quorum is present, the affirmative vote of a plurality of votes cast is necessary to elect trustees, and approval of the Agreement requires the affirmative vote of a majority of the shares cast by shareholders of Consumer Products. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were __________ Class A shares, _____ Class B shares, and ________ Class C shares of Consumer Products outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AIF expects to solicit proxies principally by mail, but AIF or GSC may also solicit proxies by telephone, facsimile or personal interview. AIF's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $123,000. The costs associated with the proxies and their solicitation will be borne by the funds. However, A I M Advisors, Inc. ("AIM Advisors") has agreed to reimburse expenses and waive certain of its fees so that the expense caps for Global Trends and Consumer Products will not be exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Global Trends and Consumer Products will bear all of its own transaction expenses.

     AIF intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June __, 2001.

            PROPOSAL 1: ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS

     All of the shareholders of AIF will vote on the election of trustees. There are shareholders of other series of shares of AIF that, along with the shareholders of Consumer Products, constitute all of the shareholders of AIF.

NOMINEES FOR TRUSTEE

     For election of trustees at the meeting, the Board has approved the nomination of: Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of AIF, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") (the "independent trustees"), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of AIF and of AIM Growth Series, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the "AIM Group I Funds"). Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Mathai-Davis, Pennock and Sklar are not currently trustees of AIF or the other AIM Group I Funds, but each serves as a director/trustee of the following open-end management investment companies advised or managed by AIM Advisors: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the "AIM Group II Funds," the AIM Group I Funds and the AIM Group II Funds together constitute the "AIM Funds"). Mr. Graham also serves as Chairman, President and a director/trustee of the AIM Group II Funds. Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to AIF or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to AIF.

         The following table sets forth information concerning the nominees:

NAME, ADDRESS AND                                            PRINCIPAL OCCUPATION(S) DURING PAST 5
AGE(VERIFY)                            TRUSTEE SINCE         YEARS

**Frank S. Bayley (61)                 AIM Investment        Partner, law firm of Baker & McKenzie;
Two Embarcadero Center                 Funds: 5/30/87        Director and Co-Chairman, C.D. Stimson
Suite 2400                                                   Company (a private investment company);
San Francisco, CA 94111                AIM Growth            Trustee, The Badgley Funds; and Trustee of
                                       Series: 7/30/85       the AIM Group I Funds.

                                       AIM Series
                                       Trust: 8/11/97

Bruce L. Crockett (57)                      N/A              Chairman, Crockett Technologies Associates
906 Frome Lane                                               (consulting firm), DataPipe.com, NetSat28,
McLean, VA 22102                                             Teletronics; and Director, ACE Limited
                                                             (insurance company), Databid.com, IBNET,
                                                             Multi-cast Technologies (internet video
                                                             streaming), Para-Protect Services, Inc.
                                                             (information systems security), University
                                                             of Rochester Board of Trustees. Formerly,
                                                             Director, President and Chief Executive
                                                             Officer, COMSAT Corporation; and Chairman,
                                                             Board of Governors of INTELSAT
                                                             (international communications company).
                                                             Director/Trustee of the AIM Group II Funds.

***Owen Daly II (76)                        N/A              Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                          (investment company), CF& I Steel Corp.,
Baltimore, MD 21210                                          Monumental Life Insurance Company and
                                                             Monumental General Insurance Company; and
                                                             Chairman of the Board of Equitable
                                                             Bancorporation. Director/Trustee of the AIM
                                                             Group II Funds.

NAME, ADDRESS AND                                            PRINCIPAL OCCUPATION(S) DURING PAST 5
AGE(VERIFY)                            TRUSTEE SINCE         YEARS

Albert R. Dowden (59)                       N/A              Chairman of the Board of Directors, Cortland
1815 Central Park Drive                                      Trust, Inc. (investment company) and DHJ Media,
P.O. Box 774000 - PMB #222                                   Inc.; and Director, Magellan Insurance Company.
Steamboat Springs, CO 80477                                  Formerly, Director, President and Chief
                                                             Executive Officer, Volvo Group North America,
                                                             Inc.; Senior Vice President, AB Volvo; and
                                                             Director, The Hertz Corporation, Genmar
                                                             Corporation (boat manufacturer), National Media
                                                             Corporation and Annuity and Life Re (Holdings),
                                                             Ltd. Member of Advisory Board of Rotary Power
                                                             International. Director/Trustee of the AIM Group
                                                             II Funds.

Edward K. Dunn, Jr. (66)                    N/A              Director, Aegon USA Inc. (a subsidiary of Aegon
2 Hopkins Plaza,                                             N.V.); Chairman of the Board of Directors,
8th Floor, Suite 805                                         Mercantile Mortgage Corporation; Formerly, Vice
Baltimore, MD 21201                                          Chairman of the Board of Directors and President
                                                             and Chief Operating Officer, Mercantile-Safe
                                                             Deposit & Trust Co.; and President, Mercantile
                                                             Bankshares. Director/Trustee of the AIM Group II
                                                             Funds.

Jack M. Fields (49)                         N/A              Chief Executive Officer, Texana Global, Inc.
434 New Jersey Avenue, S.E.                                  (foreign trading company) and Twenty First
Washington, D.C. 20003                                       Century Group, Inc. (a governmental affairs
                                                             company); and Director, Telscape International
                                                             and Administaff. Formerly, Member of the U.S.
                                                             House of Representatives. Director/Trustee of
                                                             AIM Group II Funds.

****Carl Frischling (64)                    N/A              Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                             (law firm); Director, Cortland Funds and Lazard
New York, NY 10022                                           Funds. Director/Trustee of the AIM Group II
                                                             Funds.

NAME, ADDRESS AND                                            PRINCIPAL OCCUPATION(S) DURING PAST 5
AGE(VERIFY)                            TRUSTEE SINCE         YEARS

*Robert H. Graham (54)                 AIM Investment        Director, President and Chief Executive
11 Greenway Plaza                      Funds: 8/31/98        Officer, A I M Management Group Inc.; Director
Suite 100                                                    and President, A I M Advisors, Inc.; Director
Houston, TX 77046-1173                 AIM Growth            and Senior Vice President, A I M Capital
                                       Series: 8/31/98       Management, Inc., A I M Distributors, Inc.,
                                                             A I M Fund Services, Inc. and Fund Management
                                       AIM Series            Company; and Director and Chief Executive
                                       Trust: 8/31/98        Officer, Managed Products, AMVESCAP PLC (parent
                                                             of AIM and global investment management firm).
                                                             Director/Trustee of the AIM Group I Funds and
                                                             the AIM Group II Funds.

Prema Mathai-Davis (50)                     N/A              Director, Covenant House, Marymount School, New
370 East 76th Street                                         York Hall of Science; Member, Visiting
New York, NY 10021                                           Committee, Harvard University Graduate School of
                                                             Education, New School University; Formerly,
                                                             Chief Executive Officer, YWCA of the USA;
                                                             Commissioner, New York City Department of the
                                                             Aging; and Commissioner, New York City
                                                             Metropolitan Transportation Authority.
                                                             Director/Trustee of the AIM Group II Funds.

Lewis F. Pennock (58)                       N/A              Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825                                      Director/Trustee of the AIM Group II Funds.
Houston, TX 77057

**Ruth H. Quigley (66)                 AIM Investment        Private investor; President, Quigley,
1055 California Street                 Funds: 5/30/87        Friedlander & Co., Inc. (a financial advisory
San Francisco, CA 94108                                      services firm) from 1984 to 1986; and Trustee
                                       AIM Growth Series:    of the AIM Group I Funds.
                                       1/18/77

                                       AIM Series Trust:
                                       8/11/97

NAME, ADDRESS AND                                            PRINCIPAL OCCUPATION(S) DURING PAST 5
AGE(VERIFY)                            TRUSTEE SINCE         YEARS

Louis S. Sklar (61)                                          Executive Vice President, Development and
The Williams Tower                                           Operations, Hines Interests Limited Partnership
50th Floor                                                   (real estate development).  Director/Trustee of
2800 Post Oak Blvd.                                          the AIM Group II Funds.
Houston, TX 77056

* Mr. Graham is an interested person of AIM Advisors and the AIM Funds, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM Advisors.

** Dates of service based on predecessor funds.

*** The Board has extended Mr. Daly's retirement date to December 31, 2001.

**** Mr. Frischling is counsel to the independent directors/trustees of the AIM Group II Funds.

THE RESPONSIBILITIES OF THE BOARD

     The Board is responsible for the general oversight of the business of AIF. The Board periodically reviews the investment performance of AIF's investment portfolios, including Consumer Products, as well as the quality of other services provided to AIF and its shareholders by each of AIF's service providers, including AIM Advisors and its affiliates. At least annually, the Board review the fees paid by AIF for these services and the overall level of the operating expenses of AIF's investment portfolios.

REASONS FOR ELECTION OF TRUSTEES AT THE PRESENT TIME

         Four trustees currently serve on the Board of AIF. Mr. C. Derek Anderson has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

         The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

         The Nominating Committee of the Board has met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of AIF. In making such recommendation, the Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of fund expenses and management time in connection with administrative tasks related to board matters. The Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each series portfolio of AIF, since directors'/trustees' fees would be allocated across all funds included in The AIM Family of Funds--Registered Trademark--.

         In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds.

         AIM Advisors supports the Board's decision to consolidate the boards of trustees of AIM Group I Funds and AIM Group II Funds.

LENGTH OF SERVICE BY THE TRUSTEES ON THE BOARD

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. Independent trustees who were 65 or older and serving on the board of one or more of the AIM Funds when the policy was initially adopted in 1992 for the AIM Group II Funds may continue to serve until December 31 of the year in which the trustee turns 75. A trustee of the trust may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of that trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. The Board has agreed to extend the retirement date of Mr. Daly, who had he been a trustee of AIF, otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WAYS IN WHICH THE BOARD REPRESENTS YOUR INTERESTS

     The Board seeks to represent shareholder interests by:

     o reviewing the investment performance of AIF's investment portfolios with the investment portfolios' portfolio managers and senior management of AIM Advisors;

     o reviewing the quality of the various other services provided to AIF and its shareholders by each of AIF's service providers, including AIM Advisors and its affiliates;

     o reviewing the fees paid to AIM Advisors and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     o monitoring potential conflicts between AIF and AIM Advisors and its affiliates to help ensure that AIF's investment portfolios continue to be managed in the best interests of its shareholders; and

     o monitoring potential conflicts among Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

COMMITTEES OF THE BOARD

     The standing Committees of the Board are the Audit Committee and the Nominating Committee. The members of each Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

     o considering management's recommendations of independent accountants for AIF and evaluating such accountants' independence, performance and fees;

     o reviewing and coordinating audit plans prepared by AIF's independent accountants; and

     o reviewing financial statements contained in periodic reports to shareholders with AIF's independent accountants and management.

     The Nominating Committee is responsible for:

     o considering and nominating individuals to stand for election as independent trustees;

     o reviewing from time to time the compensation payable to the independent trustees; and

     o making recommendations to the Board regarding matters related to compensation.

     Each Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

BOARD MEETINGS

     The Board typically conducts regular meetings eight (VERIFY) times a year. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 2000 for AIF, the Board held [7] meetings, the Audit Committee held __ meetings, and the Nominating Committee held __ meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of each Board or applicable Committee, if any, held during the most recent fiscal year.

COMPENSATION OF THE TRUSTEES

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each trustee who is not also an officer of AIF is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the funds for which he or she serves as a trustee/director, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee:

                                                              RETIREMENT                         TOTAL
                                                           BENEFITS ACCRUED                  COMPENSATION
                        AGGREGATE COMPENSATION                BY ALL AIM                         FROM
     TRUSTEE                 FROM AIF(1)                       FUNDS(2)                     ALL AIM FUNDS(3)
     -------            ----------------------             ----------------                 ----------------

Robert H. Graham              $      0                             N/A                         $      0

Frank S. Bayley               $ 65,351                             N/A                         $105,000

Ruth H. Quigley               $ 65,351                             N/A                         $105,000

Bruce L. Crockett             $      0                         $60,951                         $111,500

Owen Daly II                  $      0                        $ 97,195                          [______]

Albert R. Dowden              $      0                        $      0                         $ 13,435

Edward K. Dunn, Jr.           $      0                        $ 22,138                         $111,500

Jack M. Fields                $      0                        $ 23,019                         $108,500

Carl Frischling(4)            $      0                        $107,507                         $111,500

Prema Mathai-Davis            $      0                        $ 22,606                         $111,500

Lewis F. Pennock              $      0                        $ 67,995                         $111,500

Louis S. Sklar                $      0                        $ 87,538                         $111,500

(1) Data reflects aggregate compensation received from AIF for the fiscal year ended October 31, 2000.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as trustees/directors of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES/DIRECTORS

     Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the retirement plan currently in effect for the AIM Group II Funds. Each trustee of an AIM Fund who has at least five years of credited service as a trustee will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the trustee's annual retainer paid or accrued by any participating AIM Fund to such trustee during the twelve-month period prior to retirement and based on the number of such trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for up to ten years. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the Retirement Plan for each participating trustee as of December 31, 2000.

TABLE 1

TRUSTEE                      ESTIMATED CREDITED YEARS OF SERVICE
-------                      -----------------------------------

Frank S. Bayley
Bruce L. Crockett                           14
Owen Daly II                                14
Albert R. Dowden                             0
Edward K. Dunn, Jr.                          3
Jack M. Fields                               4
Carl Frischling                             23
Prema Mathai-Davis                           2
Lewis F. Pennock                            19
Ruth H. Quigley
Louis S. Sklar                              11

----------

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                     ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                             UPON RETIREMENT
--------------------------                     -------------------------

10                                             $75,000
9                                              $67,500
8                                              $60,000
7                                              $52,500
6                                              $45,000
5                                              $37,500

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by AIF, assuming their election to the Board, and such amounts are placed into a deferral account.

Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the plan. AIF's Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of AIF. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of AIF and of each other AIM Fund from which they are deferring compensation.

COMPENSATION OF AIF OFFICERS

     AIF does not pay its officers for the services they provide to AIF and its investment portfolios. Instead, the officers, who are also officers or employees of AIM Advisors or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

AIM GLOBAL CONSUMER PRODUCTS & SERVICES FUND INTO AIM GLOBAL TRENDS FUND

AUDITORS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each of the nine portfolios of AIF, including Consumer Products. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of AIF that they are independent accountants with respect to AIF and each of its portfolios.

The independent accountants examine annual financial statements for AIF and provide other non-audit and tax-related services to AIF. The independent accountants also provide certain non-audit services to AIM Advisors and its affiliates. The Board of AIF has considered whether the non-audit services provided by PricewaterhouseCoopers LLP to AIF and AIM Advisors and its affiliates who provide services to AIF are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the portfolios of AIF.

         FUND RELATED FEES

         AUDIT FEES. For the fiscal year ended October 31, 2000, AIF paid approximately $391,562 in fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of annual financial statements for the nine series portfolios of AIF.

         ALL OTHER FEES. For the fiscal year ended October 31, 2000, PricewaterhouseCoopers LLP was also paid by AIF approximately $26,500 for tax-related services rendered to the nine series portfolios of AIF.

         NON-FUND RELATED FEES

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to AIM Advisors and its affiliates that provide services to AIF during the fiscal year ended October 31, 2000.

         ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PricewaterhouseCoopers LLP to AIM Advisors and its affiliates who provide services to AIF was approximately $792,000 for the fiscal year ended October 31, 2000.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                 PROPOSAL NO. 2
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Consumer Products with Global Trends. Global Trends is a portfolio of AST, a Delaware business trust. Consumer Products is a portfolio of AIF, a Delaware business trust.

     Consumer Products invests all of its investable assets in Consumer Products Portfolio. If shareholders of Consumer Products approve the Agreement and other closing conditions are satisfied, Consumer Products will redeem its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Then all of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products' Class A shareholders, Class B shares of Global Trends to Consumer Products' Class B shareholders, and Class C shares of Global Trends to Consumer Products' Class C shareholders. The shares of Global Trends issued in the Reorganization will have an aggregate net asset value equal to the value of Consumer Products' net assets transferred to Global Trends. Consumer Products shareholders will not pay any initial sales charge for shares of Global Trends received in connection with the Reorganization. The value of each shareholder's account with Global Trends immediately after the Reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Consumer Products will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement - Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AIF, including the independent trustees, has determined that the reorganization of Consumer Products into Global Trends is in the best interests of Consumer Products and its shareholders and that the interests of the shareholders of Consumer Products will not be diluted as a result of the Reorganization.

     The reorganization is being proposed because both funds' asset bases are decreasing and their holdings, investment policies and performance are similar. While the total operating expenses of Global Trends under its contractual arrangements, expressed as a percentage of average daily net assets, are slightly higher than the total operating expenses of Consumer Products, the combined assets of the two funds will create economies of scale which will lower

Global Trends' operating expense ratios. As of March 31, 2000, Consumer Products had net assets of approximately $220.4 million, and Global Trends had net assets of approximately $53.0 million. As of March 31, 2001, Consumer Products had net assets of approximately $157.2 million, and Global Trends had net assets of approximately $35.7 million. The combined assets of the two funds should provide AIM Advisors with a more stable base for investment management.

     In making its determination, the Board of Trustees noted that the two funds have the same investment objective, and AIM Advisors provides investment management services for both funds. The board also noted that as of February 28, 2001, substantially all of the assets of Global Trends and Consumer Products were invested in the same securities.

COMPARISON OF GLOBAL TRENDS AND CONSUMER PRODUCTS

     Investment Objective and Policies

     The investment objective of Global Trends is the same as the investment objective of Consumer Products - long term growth of capital.

     Global Trends seeks to provide long-term growth of capital by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

          o    Consumer products and services,

          o    Financial services,

          o    Health care,

          o    Infrastructure,

          o    Natural resources, and

          o    Telecommunications and technology

     Consumer Products seeks to provide long-term growth of capital by investing all of its investable assets in Consumer Products Portfolio, which in turn invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies.

     In analyzing specific companies for possible investment for both funds, AIM Advisors ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a healthy balance sheet, sound financial and accounting policies and overall financial strength, strong competitive advantages, effective research and product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. Although Global Trends may invest in a broader range of market sectors, Consumer Products' prospectus definition of

"consumer products and services" is very broad and up to 35% of Consumer Products' portfolio may be invested in other types of securities. As a result, as of February 28, 2001, there existed an almost total overlap of portfolio holdings between Global Trends and Consumer Products.

     The annual turnover rate for the investments made by Global Trends was 260% for the fiscal year ended December 31, 2000. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Global Trends. However, Consumer Products' annual turnover rate for the investments in Consumer Products Portfolio for the fiscal year ended October 31, 2000 was 259%.

     Investment Advisory Services

     AIM Advisors serves as investment adviser to Global Trends. AIM Advisors also serves as investment adviser to Consumer Products. The shareholders of Global Trends have been asked to approve certain changes to its investment advisory agreement with AIM Advisors. See "Additional Information About Global Trends and Consumer Products."

     Performance

     Average annual total returns for the periods indicated for Class A shares of Consumer Products and Global Trends, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                 Global Trends     Consumer Products
                                                Class A Shares      Class A Shares
                                                --------------     -----------------

1 Year Ended December 31, 2000                     -12.29%             -13.22%
3 Years Ended December 31, 2000                     13.39%              14.96%
5 Years Ended December 31, 2000 or since
Inception*                                          11.20%              19.82%

----------

*    Inception date for Global Trends is September 15, 1997.

     Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended October 31, 2000 for the Class A, Class B and Class C shares of Consumer Products and for the fiscal year ended December 31, 2000 for the Class A, Class B and Class C shares of Global Trends are shown below. Pro forma estimated Expense Ratios of Global Trends giving effect to the Reorganization are also provided.

                            AIM GLOBAL CONSUMER                 AIM GLOBAL                AIM GLOBAL TRENDS
                        PRODUCTS AND SERVICES FUND(1)          TRENDS FUND             FUND PRO FORMA ESTIMATED
                        -----------------------------  ----------------------------  ----------------------------
                         Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B   Class C
                         Shares     Shares    Shares    Shares    Shares    Shares    Shares    Shares    Shares
                         -------   -------   -------   -------   -------   -------   -------   -------   -------

SHAREHOLDER
TRANSACTION
EXPENSES

Maximum sales load
imposed on purchase
of shares (as a
percentage of
offering price)            4.75%     None      None      4.75%     None      None      4.75%     None      None

Deferred Sales Load
(as a percentage of
original purchase
price or redemption
proceeds, as
applicable)                None(2)   5.00%     1.00%     None(2)   5.00%     1.00%     None(2)   5.00%     1.00%

ANNUAL OPERATING
EXPENSES (AS A % OF
NET ASSETS)

Management fees.........   0.97%     0.97%     0.97%     0.98%     0.98%     0.98%     0.97%     0.97%     0.97%

Distribution and/or
Service (12b-1) Fees....   0.50%     1.00%     1.00%     0.50%     1.00%     1.00%     0.50%     1.00%     1.00%

Other expenses..........   0.35%     0.35%     0.35%     0.66%     0.66%     0.66%     0.39%     0.39%     0.39%
                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Total fund operating
expenses................   1.82%     2.32%     2.32%     2.14%     2.64%     2.64%     1.86%     2.36%     2.36%
                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Fee waiver(3)...........   0.00%     0.00%     0.00%     0.14%     0.14      0.14%     0.00%     0.00%     0.00%
Net expenses............   1.82%     2.32%     2.32%     2.00%     2.50%     2.50%     1.86%     2.36%     2.36%
                           ====      ====      ====      ====      ====      ====      ====      ====      ====

(1) This fee table and the expense examples below reflect the expenses of both Consumer Products and the Consumer Products Portfolio.

(2) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) AIM Advisors has contractually agreed to limit total fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary items) on Class A, Class B and Class C shares of both Consumer Products and Global Trends to 2.00%, 2.50% and 2.50%, respectively, for a period of one year from the date of consummation of the Reorganization.

     Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                                   ONE       THREE      FIVE        TEN
                                                                   YEAR      YEARS      YEARS      YEARS
                                                                  ------     ------     ------     ------

AIM Global Consumer Products and Services Fund
    Class A shares(1) .......................................      $651      $1,020     $1,413     $2,511
    Class B shares:
        Assuming complete redemption at end of period(2) ....      $735      $1,024     $1,440     $2,531
        Assuming no redemption ..............................      $235      $  724     $1,240     $2,531
    Class C shares:
        Assuming complete redemption at end of period(2) ....      $335      $  724     $1,240     $2,656
        Assuming no redemption ..............................      $235      $  724     $1,240     $2,656
AIM Global Trends Fund
    Class A shares(1) .......................................      $682      $1,113     $1,570     $2,830
    Class B shares:
        Assuming complete redemption at end of period(2) ....      $767      $1,120     $1,600     $2,853
        Assuming no redemption ..............................      $267      $  820     $1,400     $2,853
    Class C shares:
        Assuming complete redemption at end of period .......      $367      $  820     $1,400     $2,973
        Assuming no redemption ..............................      $267      $  820     $1,400     $2,973
Combined Fund
    Class A shares(1) .......................................      $655      $1,032     $1,433     $2,551
    Class B shares:
        Assuming complete redemption at end of period(2) ....      $739      $1,036     $1,460     $2,572
        Assuming no redemption ..............................      $239      $  736     $1,260     $2,572
    Class C shares
        Assuming complete redemption at end of period(2) ....      $339      $  736     $1,260     $2,696
        Assuming no redemption ..............................      $239      $  736     $1,260     $2,696

----------

(1)  Assumes payment of maximum sales charge by the investor.

(2)  Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

     Sales Charges

     No sales charges are applicable to shares of Global Trends received in connection with the Reorganization.

     Global Trends Class A shares, which will be issued to Consumer Products Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. Global Trends Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Global Trends Class C Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares are purchased.

     Global Trends pays AIM Distributors fees at an annual rate of 0.50% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Global Trends Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Consumer Products are sold at net asset value plus an initial sales charge of 4.75%. Consumer Products Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Consumer Products Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     Consumer Products pays AIM Distributors at an annual rate of 0.50% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

     Distribution; Purchase, Exchange and Redemption

     Shares of Global Trends and Consumer Products are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark--of the same class.

     Further Information

     Additional information concerning Global Trends is contained in this Proxy Statement/Prospectus and in the current prospectus for Global Trends that is attached hereto as Appendix II. Further information concerning Consumer Products can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Global Trends and Consumer Products are subject to substantially similar investment risks. The investment policies of Global Trends allow it to invest in a wider variety of industry sectors. Global Trends' greater diversity may make it less susceptible to downturns in specific industry sectors.

RISKS ASSOCIATED WITH GLOBAL TRENDS

     Global Trends invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because Global Trends focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of Global Trends will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

     The prices of foreign securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES. The dollar value of Global Trends' foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS. The value of Global Trends' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Global Trends may participate in the initial public offering ("IPO") market. Because of Global Trends' relatively small asset base, any investment it may make in IPOs may significantly increase its total return. As Global Trends' assets grow, the impact of IPO investments will decline, which may reduce Global Trends' total return.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF CONSUMER PRODUCTS AND GLOBAL TRENDS

     The investment objective of Global Trends is long-term growth of capital. The investment objective of Consumer Products is long-term growth of capital. The investment objective of Global Trends is fundamental, which means it can only be changed with shareholder approval. The shareholders of Global Trends have been asked to make the investment objective of the Fund non-fundamental. See "Additional Information About Global Trends and Consumer Products."

INVESTMENT POLICIES OF GLOBAL TRENDS

     Global Trends seeks to meet its investment objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

     o    consumer products and services,

     o    financial services,

     o    health care,

     o    infrastructure,

     o    natural resources, and

     o    telecommunications and technology

     Global Trends considers a company to be in one of these industry sectors if it (1) derives at least 50% of either its revenues or earnings from activities related to that industry; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year.

     The fund may also invest up to 35% of its assets in equity securities of issuers in other global industry sectors and in debt securities of U.S. and foreign issuers. The fund normally invests in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund invests no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

     The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its total assets in lower quality debt securities, i.e., "junk bonds." Any percentage limitations are applied at the time of purchase. During the fiscal year ended December 31, 2000, Global Trends' portfolio turnover rate was 260%. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Global Trends.

     Global Trends' portfolio managers invest fund assets by initially determining the industry sectors that they believe provide the most advantageous investment opportunities for meeting the fund's investment objective. If the portfolio managers determine that certain sectors are facing slow or negative growth, they will not invest fund assets in those sectors at that time. Global Trends' portfolio managers then analyze specific companies within these sectors for possible investment. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a healthy balance sheet, sound financial and accounting policies and overall financial strength, strong competitive advantages, effective research and product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable a company to compete successfully in its respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

INVESTMENT POLICIES OF CONSUMER PRODUCTS

     Consumer Products seeks to meet its investment objective by investing all of its investable assets in Consumer Products Portfolio, which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies. Consumer Products Portfolio considers a "consumer product or services" company to be one that (1) derives at least 50% of either its revenues or earnings from activities related to consumer products or services; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year. Such companies include those that manufacture, market, retail, or distribute consumer products (such as homes, automobiles, appliances, computers, household goods, food and apparel) and goods and services related to entertainment, publishing, sports, and media (such as television broadcasts, motion pictures, theme parks, restaurants and lodging) or supply goods and services to such companies (such as advertising, textiles and shipping companies).

     Consumer Products Portfolio may invest up to 35% of its assets in debt securities of domestic and foreign consumer products and services companies and/or equity and debt securities of companies outside the consumer product or services industries, which, in the opinion of the portfolio managers, stand to benefit from development in such industries. Consumer Products Portfolio normally invests in the securities of issuers located in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, Consumer Products Portfolio invests no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

During the fiscal year ended October 31, 2000, Consumer Products' portfolio turnover rate was 259%. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Consumer Products.

     Consumer Products Portfolio managers allocate Consumer Products Portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a health balance sheet, sound competitive advantages, effective research and product development and market, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

INVESTMENT RESTRICTIONS

     Global Trends' investment restrictions prevent it from investing more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. Consumer Products is not subject to such a limitation. Consumer Products is a feeder fund in a master/feeder arrangement. Global Trends has a nonfundamental investment restriction that prohibits it from investing in the securities of a single open-end, management investment company with the same fundamental investment objectives, policies and limitations as Global Trends. See "Additional Information About Global Trends and Consumer Products."

PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of Global Trends' portfolio are

     o Monika H. Degan, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1995,

     o A. Dale Griffin, III, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1989,

     o Benjamin A. Hock, Jr., Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.,

     o Jason T. Holzer, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1996,

     o Derek S. Izuel, Portfolio Manager, has been responsible for Global Trends since 1999 and has been associated with AIM Advisors and/or its affiliates since 1997. From 1995 to 1997 he was a full-time student,

     o Clas G. Olsson, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1994,

     o Jonathan C. Schoolar, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1986,

     o Barrett K. Sides, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with AIM Advisors and/or its affiliates since 1990.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Global Trends for the fiscal year ended December 31, 2000, is set forth in Appendix III to this Proxy
Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share and Class B share of Global Trends during the fiscal years ended December 31, 2000, 1999 and 1998, and for the period September 15, 1997 (date operations commenced) to December 31, 1997. Also shown are financial highlights for a Class C share of Global Trends during the fiscal years ended December 31, 2000 and 1999, and for the period January 2, 1998 (date operations commenced) to December 31, 1998. This information has been audited by AST's independent accountants whose unqualified report on the financial statements of Global Trends are included in its annual report to shareholders for the fiscal year ended December 31, 2000. Global Trends' annual report to shareholders dated December 31, 2000, is available without charge upon request made to AST at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                      AIM GLOBAL TRENDS FUND CLASS A SHARES

                                                                                   Class A(a)
                                                     ---------------------------------------------------------------------
                                                                                                        September 15, 1997
                                                                                                         (Date operations
                                                                   Year Ended December 31,                commenced) to
                                                     -----------------------------------------------       December 31,
                                                       2000(b)             1999(b)          1998(b)          1997(b)
                                                     ---------------------------------------------------------------------
Net asset value, beginning of period                 $    15.78          $    11.46       $    10.63       $    11.43
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (0.19)              (0.06)           (0.02)           (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net gains (losses) on securities (both realized
and unrealized)                                           (1.11)               5.86             1.01            (0.31)
==========================================================================================================================
Total from investment operations                          (1.30)               5.80             0.99            (0.32)
==========================================================================================================================
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         --                  --            (0.02)              --
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                     (1.15)              (1.48)           (0.14)              --
--------------------------------------------------------------------------------------------------------------------------
Returns of capital                                           --                  --               --            (0.48)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (1.15)              (1.48)           (0.16)           (0.48)
==========================================================================================================================
Net asset value, end of period                       $    13.33          $    15.78       $    11.46       $    10.63
==========================================================================================================================
Total return(c)                                           (7.90)%             51.93%            9.37%           (2.68)%
==========================================================================================================================
Ratios/supplemental data:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)             $   20,751          $   20,595       $   17,882       $   15,145
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.00%(d)            1.03%            0.50%            0.50%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.14%(d)            1.16%            0.50%            0.50%(e)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets                                                (1.27)%(d)          (0.50)%          (0.21)%          (0.35)%(e)
==========================================================================================================================
Portfolio turnover rate                                     260%                147%              28%               1%
==========================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $21,286,571.

(e)  Annualized.

                      AIM GLOBAL TRENDS FUND CLASS B SHARES

                                                                                 Class B(a)
                                                     --------------------------------------------------------------------
                                                                                                       September 15, 1997
                                                                                                        (Date operations
                                                               Year Ended December 31,                   commenced) to
                                                     -----------------------------------------------      December 31,
                                                      2000(b)             1999(b)          1998(b)          1997(b)
                                                     --------------------------------------------------------------------
Net asset value, beginning of period                 $    15.62          $    11.41       $    10.62       $   11.43
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (0.26)              (0.13)           (0.07)          (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net gains (losses) on securities (both
realized and unrealized)                                  (1.09)               5.82             1.00           (0.32)
=========================================================================================================================
Total from investment operations                          (1.35)               5.69             0.93           (0.34)
=========================================================================================================================
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                     (1.15)              (1.48)           (0.14)             --
-------------------------------------------------------------------------------------------------------------------------
Returns of capital                                           --                  --               --           (0.47)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (1.15)              (1.48)           (0.14)          (0.47)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    13.12          $    15.62       $    11.41       $   10.62
=========================================================================================================================
Total return(c)                                           (8.30)%             51.18%            8.83%          (2.83)%
=========================================================================================================================
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)             $   22,279          $   29,118       $   25,555       $  19,184
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.50%(d)            1.53%            1.00%           1.00%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.64%(d)            1.66%            1.00%           1.00%(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets                                        (1.77)%(d)          (1.00)%          (0.71)%         (0.85)%(e)
=========================================================================================================================
Portfolio turnover rate                                     260%                147%              28%              1%
=========================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $26,336,340.

(e)  Annualized.

                      AIM GLOBAL TRENDS FUND CLASS C SHARES

                                                                                       Class C(a)
                                                                      -------------------------------------------------
                                                                                                      January 2, 1998
                                                                                                        (Date sales
                                                                        Year Ended December 31,        commenced) to
                                                                      ----------------------------      December 31,
                                                                       2000(b)            1999(b)          1998(b)
                                                                      -------------------------------------------------
Net asset value, beginning of period                                  $   15.62          $   11.40       $   10.62
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              (0.26)             (0.13)          (0.08)
-----------------------------------------------------------------------------------------------------------------------
Net gains (losses) on securities (both realized and
unrealized)                                                               (1.10)              5.83            1.00
=======================================================================================================================
Total from investment operations                                          (1.36)              5.70            0.92
=======================================================================================================================
Less distributions from net realized gains                                (1.15)             (1.48)          (0.14)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   13.11          $   15.62       $   11.40
=======================================================================================================================
Total return(c)                                                           (8.37)%            51.33%           8.94%
=======================================================================================================================
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                              $   1,789          $     500       $     249
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                         2.50%(d)           1.53%           1.00%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                      2.64%(d)           1.66%           1.00%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets                                                                (1.77)%(d)         (1.00)%         (0.71)%(e)
=======================================================================================================================
Portfolio turnover rate                                                     260%               147%             28%
=======================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $1,190,966.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consumer Products invests all of its investable assets in Consumer Products Portfolio. If shareholders of Consumer Products approve the Agreement and other closing conditions are met, Consumer Products will redeem its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Global Trends will then acquire all of the assets of Consumer Products in exchange for shares of Global Trends and the assumption by Global Trends of the liabilities of Consumer Products. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.


     At the Effective Time, all of the assets of Consumer Products shall be delivered to the Custodian for the account of Global Trends in exchange for the assumption by Global Trends of all of the liabilities of any kind of Consumer Products and delivery by AST directly to (i) Consumer Products Class A shareholders of a number of Global Trends Class A shares and to (ii) Consumer Products Class B shareholders of a number of Global Trends Class B shares and to
(iii) Consumer Products Class C shareholders of a number of Global Trends Class C shares, having an aggregate net asset value equal to the net value of the assets of Consumer Products transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AIF has determined that the Reorganization of Consumer Products is in the best interests of the shareholders of Consumer Products and will not dilute the interests of Consumer Products shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Consumer Products at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 11, 2001, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Consumer Products into Global Trends. The Trustees received from AIM Advisors written materials that contained information concerning Global Trends and Consumer Products, including comparative total return and fee and expense information, a comparison of the investment objectives of Global Trends and Consumer Products and pro forma expense ratios of Global Trends. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization. The Board of Trustees considered the proposed Reorganization again at a meeting held on June [11/12], 2001.

     AIM Advisors proposed the Reorganization because the assets of Consumer Products and Global Trends are decreasing and their holdings, investment policies and performance are similar. As of March 31, 2000, Consumer Products had net assets of approximately $220.4 million, and Global Trends had net assets of approximately $53.0 million. As of March 31, 2001, Consumer Products had net assets of approximately $157.2 million, and Global Trends had net assets of approximately $35.7 million. AIM Advisors noted that the combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined funds.

     In considering the Reorganization, the Board of Trustees noted that Global Trends and Consumer Products have identical investment objectives. Both funds seek to provide long-term growth of capital. Global Trends seeks to achieve its objective by investing, normally, at least 65% of its assets in equity securities of issuers in the following global industry sectors: consumer products and services, financial services, healthcare, infrastructure, natural resources, and telecommunications and technology. Consumer Products seeks to achieve that objective by investing all of its investable assets in Consumer Products Portfolio which, in turn, normally invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies. Consumer Products' prospectus definition of "consumer products and services" is very broad, and up to 35% of its portfolio may be invested in other types of securities. As of February 28, 2001, there was an almost total overlap of portfolio holdings between the two funds. However, the Board of Trustees noted that the assets of Consumer Products and Global Trends are decreasing.

     The Board of Trustees also considered the performance of Global Trends in relation to the performance of Consumer Products. Consumer Products has a better performance record than Global Trends since inception because Consumer Products has been in operation longer than Global Trends and experienced significant gains in its early years of operation. During the past three fiscal years, Consumer Products has generally provided a higher average annual total return to its Class A shareholders, before payment of sales charges, of -8.90% and 16.85% for the one year period ended December 31, 2000 and three year period ended December 31, 1997, respectively, as compared to -7.90% and 15.24% for Global Trends for the same periods. As of March 2001, the Lipper Inc. rankings for Global Trends and Consumer Products were as follows:

                           LIPPER RANK (Percentile)(1)

                                            1 Year        3 Years        5 Years        10 Years
                                            ------        -------        -------        --------

Global Trends(2)                              50%           21%             N/A           N/A
Consumer Products(3)                          50%           24%             15%           N/A

________________________________________________________________________________

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2)  Lipper places Global Trends in the ____________ category.

(3)  Lipper places Consumer Products in the ____________ category.

     The Board considered the expenses incurred by the two funds. While the total operating expenses of Global Trends under its contractual arrangements, expressed as a percentage of average daily net assets, are slightly higher than the total operating expenses of Consumer Products, the combined assets of the two funds will create economies of scale which will lower Global Trends' operating expense ratios. After the Reorganization, Global Trends' overall expense ratios will be slightly higher than the historical expense ratios of Consumer Products. However, the Board of Trustees noted that AIM Advisors expects Consumer Products' expense ratio will increase regardless of whether the Reorganization is approved. Moreover, AIM Advisors expects that the expense ratios for Global Trends will decrease further as additional economies are realized. AIM Advisors will contractually commit to waive fees and reimburse expenses to the extent necessary to limit total operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively, for a period of one year from the date of consummation of the Reorganization.

     The Board of Trustees noted that AIM Advisors may receive a benefit from the Reorganization. AIM Advisors expects to realize some administrative benefit from the combination of Global Trends and Consumer Products in the form of economies of scale. AIM Advisors may also benefit if the combined assets of Global Trends grow faster than Global Trends or Consumer Products would have grown in the absence of the Reorganization.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of Global Trends issued to the shareholders of Consumer Products in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Consumer Products would be provided with an opinion of counsel that the Reorganization would be tax-free as to Consumer Products and its shareholders.

     Based on the foregoing, and the information presented to them, at its meeting held on June [11/12], 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Consumer Products and is in the best interest of the Consumer Products Shareholders in view of the better recent performance and the potential for lower operating expenses of Global Trends. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of Consumer Products.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AIF and AST. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AIF and AST has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AIF and AST pursuant to the Agreement with respect to Consumer Products or Global Trends are subject to various conditions, including the following:

     o the assets of Consumer Products to be acquired by Global Trends shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Consumer Products immediately prior to the Reorganization;

     o AST's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o the shareholders of Consumer Products shall have approved the Agreement; and

     o AST and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Global Trends, Consumer Products or their shareholders.

     AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the expense caps for Global Trends and Consumer Products will not be exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Global Trends and Consumer Products will bear all of its own transaction expenses.

     The Board of Trustees of AIF may waive without shareholder approval any default by AST or any failure by AST to satisfy any of the conditions to AIF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Consumer Products. The Agreement may be terminated and the Reorganization may be abandoned by either AIF or AST at any time by mutual agreement of AIF and AST, or by either party in the event that Consumer Products shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o no gain or loss will be recognized by Consumer Products Portfolio or Consumer Products upon the transfer of the assets of Consumer Products Portfolio to Consumer Products in complete liquidation of Consumer Products Portfolio;

     o the tax basis of the assets received by Consumer Products in complete liquidation of Consumer Products Portfolio will be equal to the tax basis of Consumer Products for its shares of Consumer Products Portfolio immediately prior to such liquidation, reduced by any cash received by Consumer Products as part of the liquidating distribution;

     o the holding period of the assets received by Consumer Products in complete liquidation of Consumer Products Portfolio will include the holding period for such assets in the hands of Consumer Products Portfolio immediately prior to such liquidation;

     o the transfer of all of the assets of Consumer Products to Global Trends in exchange for shares of Global Trends that are distributed directly to shareholders of Consumer Products will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     o no gain or loss will be recognized by Consumer Products upon the transfer of its assets to Global Trends;

     o no gain or loss will be recognized by any shareholder of Consumer Products upon the exchange of shares of Consumer Products solely for shares of Global Trends;

     o the tax basis of the shares of Global Trends to be received by a shareholder of Consumer Products will be the same as the tax basis of the shares of Consumer Products surrendered in exchange therefor;

     o the holding period of the shares of Global Trends to be received by a shareholder of Consumer Products will include the holding period for which such shareholder held the shares of Consumer Products exchanged therefor, provided that such shares of Consumer Products are capital assets in the hands of such shareholder as of the Closing;

     o no gain or loss will be recognized by Global Trends on the receipt of assets of Consumer Products in exchange for shares of Global Trends and Global Trends' assumption of Consumer Products' liabilities;

     o the tax basis of the assets of Consumer Products in the hands of Global Trends will be the same as the tax basis of such assets in the hands of Consumer Products immediately prior to the Reorganization; and

     o the holding period of the assets of Consumer Products to be received by Global Trends will include the holding period of such assets in the hands of Consumer Products immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIF and AST as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AIF and AST upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     o there is no plan or intention by the shareholders of Consumer Products to redeem a number of shares of Global Trends received in the Reorganization that would reduce Consumer Products shareholders' ownership of Global Trends shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Consumer Products as of the Closing Date;

     o following the Reorganization, Global Trends will continue the historic business of Consumer Products (for this purpose "historic business" shall mean the business most recently conducted by Consumer Products which was not entered into in connection with the Reorganization) or use a significant portion of Consumer Products' historic business assets in its business;

     o at the direction of Consumer Products, Global Trends will issue directly to each Consumer Products shareholder pro rata the shares of Global Trends that Consumer Products constructively receives in the Reorganization and Consumer Products will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     o Global Trends has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Global Trends is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     o Global Trends does not plan or intend to sell or otherwise dispose of any of the assets of Consumer Products acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     o Global Trends, Consumer Products and the shareholders of Consumer Products will pay their respective expenses, if any, incurred in connection with the Reorganization;

     o Global Trends will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Consumer Products immediately before the Reorganization, including for this purpose any amounts used by Consumer Products to pay its reorganization expenses and all redemptions and distributions made by Consumer Products immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Consumer Products' business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     o Global Trends and Consumer Products have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Consumer Products ending on the Closing and the taxable year of Global Trends that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CONSUMER PRODUCTS. CONSUMER PRODUCTS SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Global Trends of the assets of Consumer Products will be the same as the book cost basis of such assets to Consumer Products.

                   ADDITIONAL INFORMATION ABOUT GLOBAL TRENDS
                              AND CONSUMER PRODUCTS

     A meeting of the shareholders of Global Trends is scheduled to be held on August 17, 2001. At that meeting, the Global Trends shareholders will consider the following proposals.

     o Election of Trustees. The shareholders of AST, including the shareholders of Global Trends, will be asked to elect trustees as described in Proposal 1 contained in this combined proxy statement and prospectus.

     o Approval of Advisory Agreement. Global Trends shareholders will be asked to approve a new investment advisory agreement with AIM Advisors. The terms of the proposed new investment advisory agreement are not materially different than the current advisory agreement.

     o Changes in Fundamental Investment Restrictions. Global Trends shareholders will be asked to approve changes to Global Trends' fundamental investment restrictions to conform such restrictions to a set of uniform model restrictions under which most AIM Funds will operate. The proposed fundamental restrictions will provide Global Trends the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission without receiving shareholder approval. A chart describing Global Trends' investment restrictions, assuming the proposed changes are approved, is attached as Appendix IV.

     o Approve Making the Investment Objective Non-Fundamental. The investment objective of Global Trends is a fundamental policy. Therefore, any change to it requires shareholder approval. Making Global Trends' investment objective non-fundamental gives the Board of Trustees of AST the flexibility to make appropriate changes if circumstances warrant without incurring the expense of seeking a shareholder vote.

     For more information with respect to AST and Global Trends concerning the following topics, please refer to Global Trends Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AST and Global Trends; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AST and Global Trends; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AST and Global Trends; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AST and Global Trends.

     For more information with respect to AIF and Consumer Products concerning the following topics, please refer to Consumer Products Prospectus as indicated:
(i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and Consumer Products; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIF and Consumer Products; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AIF and Consumer Products.

                             RIGHTS OF SHAREHOLDERS

     Global Trends is a separate series of shares of beneficial interest of AST, a Delaware business trust. Consumer Products is a separate series of shares of beneficial interest of AIF, which is also a Delaware business trust. There are no material differences in rights of shareholders of Consumer Products and Global Trends.

             OWNERSHIP OF CONSUMER PRODUCTS AND GLOBAL TRENDS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AST, owned 5% or more of any class of the outstanding shares of Global Trends:

       GLOBAL TRENDS
         NAME AND                                         NUMBER OF SHARES              PERCENT OWNED
          ADDRESS                CLASS OF SHARES                OWNED                     OF RECORD
       -------------             ---------------          ----------------              -------------




* AST has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001 to the knowledge of AIF, owned 5% or more of the outstanding shares of Consumer Products:

     CONSUMER PRODUCTS
          NAME AND                                            NUMBER OF SHARES             PERCENT OWNED
          ADDRESS                 CLASS OF SHARES                  OWNED                     OF RECORD
     -----------------            ---------------             ----------------             -------------



* AST has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF OFFICERS AND DIRECTORS/TRUSTEES

     To the best of the knowledge of AST, the ownership of shares of Global Trends by officers and directors of AST as a group constituted less than 1% of the outstanding shares of such fund as of May 30, 2001. To the best of the knowledge of AIF, the ownership of shares of Consumer Products by officers or trustees of AIF as a group constituted less than 1% of the outstanding shares of such fund as of May 30, 2001.

                                 CAPITALIZATION

     The following table sets forth as of December 31, 2000 the capitalization of Global Trends Class A, Class B and Class C shares, the capitalization of Consumer Products Class A, Class B and Class C Shares, and the pro forma capitalization of Global Trends Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

GLOBAL TRENDS AND CONSUMER PRODUCTS

                                               CONSUMER                                       PRO FORMA GLOBAL
                                               PRODUCTS             GLOBAL TRENDS              TRENDS CLASS A
                                            CLASS A SHARES          CLASS A SHARES           SHARES AS ADJUSTED
                                            --------------          --------------           ------------------

Net Assets                                     $85,735,142            $20,750,956               $106,486,098
Shares Outstanding                               3,472,907              1,556,298                  7,988,862
Net Asset Value Per Share                           $24.69                 $13.33                     $13.33

                                               CONSUMER                                       PRO FORMA GLOBAL
                                               PRODUCTS             GLOBAL TRENDS              TRENDS CLASS B
                                            CLASS B SHARES          CLASS B SHARES           SHARES AS ADJUSTED
                                            --------------          --------------           ------------------

Net Assets                                    $110,504,247            $22,278,511               $132,782,758
Shares Outstanding                               4,671,992              1,698,209                 10,119,902
Net Asset Value Per Share                           $23.65                 $13.12                     $13.12

                                               CONSUMER                                       PRO FORMA GLOBAL
                                               PRODUCTS             GLOBAL TRENDS              TRENDS CLASS C
                                            CLASS C SHARES          CLASS C SHARES           SHARES AS ADJUSTED
                                            --------------          --------------           ------------------

Net Assets                                      $3,963,815             $1,789,117                 $5,752,932
Shares Outstanding                                 167,522                136,437                    438,769
Net Asset Value Per Share                           $23.66                 $13.11                     $13.11

                                  LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of Global Trends in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AST and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AST and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AST's registration statement containing the Prospectus and Statement of Additional Information relating to Global Trends is Registration No. 333-30551. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to Consumer Products is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIF and AST are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AST and AIF (including the Registration Statement of AST relating to Global Trends on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room

1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AST and other registrants that file electronically with the SEC.

                                                                      APPENDIX I


                                    AGREEMENT


                                       and


                             PLAN OF REORGANIZATION

                                       for


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                 a Portfolio of

                              AIM INVESTMENT FUNDS



                                  June __, 2001

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----

ARTICLE 1 DEFINITIONS.............................................................................................2
         Section 1.1. Definitions.................................................................................2

ARTICLE 2 TRANSFER OF ASSETS......................................................................................4
         Section 2.1. Reorganization of Consumer Products Fund....................................................4
         Section 2.2. Computation of Net Asset Value..............................................................5
         Section 2.3. Valuation Date..............................................................................5
         Section 2.4. Delivery....................................................................................5
         Section 2.5. Termination of Series.......................................................................6
         Section 2.6. Issuance of AST Shares......................................................................6
         Section 2.7. Investment Securities.......................................................................7
         Section 2.8. Liabilities and Expenses....................................................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIF...................................................................7
         Section 3.1. Organization; Authority.....................................................................7
         Section 3.2. Registration and Regulation of AIF..........................................................7
         Section 3.3. Financial Statements........................................................................8
         Section 3.4. No Material Adverse Changes; Contingent Liabilities.........................................8
         Section 3.5. Fund Shares; Liabilities; Business Operations...............................................8
         Section 3.6. Accountants.................................................................................9
         Section 3.7. Binding Obligation..........................................................................9
         Section 3.8. No Breaches or Defaults.....................................................................9
         Section 3.9. Authorizations or Consents.................................................................10
         Section 3.10. Permits...................................................................................10
         Section 3.11. No Actions, Suits or Proceedings..........................................................10
         Section 3.12. Contracts.................................................................................10
         Section 3.13. Properties and Assets.....................................................................11
         Section 3.14. Taxes.....................................................................................11
         Section 3.15. Benefit and Employment Obligations........................................................11
         Section 3.16. Brokers...................................................................................12
         Section 3.17. Voting Requirements.......................................................................12
         Section 3.18. State Takeover Statutes...................................................................12
         Section 3.19. Books and Records.........................................................................12
         Section 3.20. Prospectus and Statement of Additional Information........................................12
         Section 3.21. No Distribution...........................................................................12
         Section 3.22. Liabilities of Consumer Products Fund.....................................................12
         Section 3.23. Value of Shares...........................................................................13
         Section 3.24. Shareholder Expenses......................................................................13
         Section 3.25. Intercompany Indebtedness.................................................................13

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AST..................................................................13
         Section 4.1. Organization; Authority....................................................................13
         Section 4.2. Registration and Regulation of AST.........................................................13
         Section 4.3. Financial Statements.......................................................................13

         Section 4.4. No Material Adverse Changes; Contingent Liabilities........................................13
         Section 4.5. Registration of Global Trends Shares.......................................................14
         Section 4.6. Accountants................................................................................15
         Section 4.7. Binding Obligation.........................................................................15
         Section 4.8. No Breaches or Defaults....................................................................15
         Section 4.9. Authorizations or Consents.................................................................15
         Section 4.10. Permits...................................................................................15
         Section 4.11. No Actions, Suits or Proceedings..........................................................16
         Section 4.12. Taxes.....................................................................................16
         Section 4.13. Brokers...................................................................................16
         Section 4.14. Representations Concerning the Reorganization.............................................17
         Section 4.15. Prospectus and Statement of Additional Information........................................17
         Section 4.16. Value of Shares...........................................................................17
         Section 4.17. Intercompany Indebtedness; Consideration..................................................17

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF GIP..................................................................18
         Section 5.1. Organization; Authority....................................................................18
         Section 5.2. Financial Statements.......................................................................18
         Section 5.3. No Material Adverse Changes; Contingent Liabilities........................................18
         Section 5.4. Portfolio Shares; Business Operations......................................................18
         Section 5.5. Binding Obligation.........................................................................19
         Section 5.6. No Breaches or Defaults....................................................................19
         Section 5.7. Authorizations or Consents.................................................................19
         Section 5.8. No Actions, Suits or Proceedings...........................................................19
         Section 5.9. Properties and Assets......................................................................20
         Section 5.10. Taxes.....................................................................................20

ARTICLE 6 COVENANTS..............................................................................................20
         Section 6.1. Conduct of Business........................................................................20
         Section 6.2. Announcements..............................................................................21
         Section 6.3. Portfolio Composition......................................................................21
         Section 6.4. Expenses...................................................................................21
         Section 6.5. Further Assurances.........................................................................21
         Section 6.6. Notice of Events...........................................................................22
         Section 6.7. Access to Information......................................................................22
         Section 6.8. Consents, Approvals and Filings............................................................22
         Section 6.9. Submission of Agreement to Shareholders....................................................22

ARTICLE 7 CONDITIONS PRECEDENT TO THE REORGANIZATION.............................................................23
         Section 7.1. Conditions Precedent of AST................................................................23
         Section 7.2. Mutual Conditions..........................................................................24
         Section 7.3. Conditions Precedent of AIF................................................................25

ARTICLE 8 TERMINATION OF AGREEMENT...............................................................................25
         Section 8.1. Termination................................................................................25
         Section 8.2. Survival After Termination.................................................................26

ARTICLE 9 MISCELLANEOUS..........................................................................................26
         Section 9.1. Survival of Representations and Warranties.................................................26

         Section 9.2. Law Governing..............................................................................26
         Section 9.3. Binding Effect, Persons Benefiting, No Assignment..........................................26
         Section 9.4. Obligations of the Parties.................................................................27
         Section 9.5. Amendments.................................................................................27
         Section 9.6. Enforcement................................................................................27
         Section 9.7. Interpretation.............................................................................27
         Section 9.8. Counterparts...............................................................................28
         Section 9.9. Entire Agreement; Schedules................................................................28
         Section 9.10. Notices...................................................................................28
         Section 9.11. Representation by AIM Advisors............................................................29

                      AGREEMENT AND PLAN OF REORGANIZATION

                  This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June __, 2001 (the "Agreement"), by and among AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Global Consumer Products and Services Fund ("Consumer Products Fund"), AIM Series Trust, a Delaware business trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolios, a Delaware business trust ("GIP"), acting on behalf of Global Consumer Products and Services Portfolio ("Consumer Products Portfolio"), and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

                  WHEREAS, AIF is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in its investment portfolios, including Consumer Products Fund, for sale to the public; and

                  WHEREAS, Consumer Products Fund invests all of its assets in the shares of Consumer Products Portfolio, a series of the shares of GIP.

                  WHEREAS, AST is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in its investment portfolios, including Global Trends, for sale to the public; and

                  WHEREAS, AIF desires to provide for the reorganization of Consumer Products Fund through the transfer of substantially all of the assets of Consumer Products Fund to Global Trends in exchange for the assumption by Global Trends of all of the liabilities of Consumer Products Fund and the issuance by AST of shares of Global Trends to the shareholders of Consumer Products Fund in the manner set forth in this Agreement; and

                  WHEREAS, GIP desires to facilitate the reorganization of Consumer Products Fund by transferring all of the assets and liabilities of Consumer Products Portfolio to Consumer Products Fund, in exchange for all of the issued and outstanding shares of Consumer Products Portfolio held by Consumer Products Fund.

                  WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

         Section 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                  "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                  "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                  "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                  "AIM Advisors" means A I M Advisors, Inc., a Delaware corporation.

                  "AIF" means AIM Investment Funds, a Delaware business trust.

                  "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 33-19338.

                  "AST" means AIM Series Trust, a Delaware business trust.

                  "AST Registration Statement" means the registration statement on Form N-1A of AST, as amended, Registration No. 333-30551, that is applicable to the Global Trends.

                  "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIF on behalf of Consumer Products Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIF.

                  "Consumer Products Fund" means AIM Global Consumer Products and Services Fund, an investment portfolio of AIF.

                  "Consumer Products Fund Class A Shares" means Class A Shares of beneficial interest of Consumer Products Fund issued by AIF.

                  "Consumer Products Fund Class B Shares" means Class B Shares of beneficial interest of Consumer Products Fund issued by AIF.

                  "Consumer Products Fund Class C Shares" means Class C Shares of beneficial interest of Consumer Products Fund issued by AIF.

                  "Consumer Products Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

                  "Consumer Products Fund Shareholders" means the holders of record as of the close of regular trading on the NYSE on the Valuation Date of the issued and outstanding shares of beneficial interest in Consumer Products Fund.

                  "Consumer Products Fund Shareholders Meeting" means a meeting of the shareholders of Consumer Products Fund convened in accordance with applicable law and the

Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

                  "Consumer Products Fund Shares" means the issued and outstanding shares of beneficial interest in Consumer Products Fund.

                  "Consumer Products Portfolio" means Global Consumer Products and Services Portfolio, an investment portfolio of GIP.

                  "Closing" means the consummation of the Reorganization.

                  "Closing Date" means September 10, 2001, or such other date as the parties may mutually determine.

                  "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

                  "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Global Trends and Consumer Products Fund.

                  "Effective Time" shall mean 8:00 a.m. Central Time on the Closing Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                  "GIP" means Global Investment Portfolios, a Delaware business trust.

                  "Global Trends" means AIM Global Trends Fund, an investment portfolio of AST.

                  "Global Trends Class A Shares" means Class A Shares of beneficial interest of Global Trends issued by AST.

                  "Global Trends Class B Shares" means Class B Shares of beneficial interest of Global Trends issued by AST.

                  "Global Trends Class C Shares" means Class C Shares of beneficial interest of Global Trends issued by AST.

                  "Global Trends Shares" means the shares of Global Trends issued by AST, each representing an interest in Global Trends.

                  "Global Trends Financial Statements shall have the meaning set forth in Section 4.3 of this Agreement.

                  "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                  "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                  "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                  "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                  "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  "Reorganization" means the transfer of the assets and liabilities of Consumer Products Portfolio to Consumer Products Fund, followed immediately by the acquisition of the assets of Consumer Products Fund by Global Trends in consideration of the assumption by Global Trends of all of the liabilities of Consumer Products Fund and the issuance by AST of Global Trends Shares directly to Consumer Products Fund Shareholders as described in this Agreement.

                  "Required Shareholder Vote" shall have the meaning set forth in Section 3.17 of this Agreement.

                  "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                  "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                  "Valuation Date" shall have the meaning set forth in Section
2.3 of this Agreement.


                                   ARTICLE 2
                               TRANSFER OF ASSETS

         Section 2.1. Reorganization of Consumer Products Fund.

                  (a) Immediately prior to the Effective Time, all of the assets of Consumer Products Portfolio will be transferred to the Custodian for the account of Consumer Products

Fund, and the issued and outstanding shares of beneficial interest in Consumer Products Portfolio will be redeemed and cancelled.

                  (b) At the Effective Time, all of the assets of Consumer Products Fund shall be transferred, assigned and delivered to the Custodian for the account of Global Trends in exchange for the assumption by Global Trends of all of the liabilities of any kind of Consumer Products Fund and delivery by AST directly to Consumer Products Fund Shareholders, in the manner described in
Section 2.6 below, of a number of Global Trends Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of Consumer Products Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below.

         Section 2.2. Computation of Net Asset Value.

                  (a) The net asset value of Global Trends Shares shall be determined on the Valuation Date in accordance with the policies and procedures of Global Trends as described in the AST Registration Statement.

                  (b) The net value of the assets of Consumer Products Fund to be transferred to Global Trends pursuant to this Agreement shall be determined on the Valuation Date in accordance with the policies and procedures of Consumer Products Fund as described in the AIF Registration Statement.

                  (c) All computations of value regarding the net assets of Consumer Products Fund and the net asset value of Global Trends Shares to be issued pursuant to this Agreement shall be made by agreement of AST and AIF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         Section 2.3. Valuation Date. The assets of Consumer Products Fund and the net asset value per share of Global Trends Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

         Section 2.4. Delivery.

                  (a) GIP shall instruct the Custodian to transfer the assets of Consumer Products Portfolio to Consumer Products Fund, and AIF shall instruct the Custodian to transfer such assets to the account of Global Trends, at the Effective Time. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof.

                  (b) If, on the Closing Date, delivery of securities held by Consumer Products Portfolio cannot be made in the manner contemplated by Section 2.4(a) for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Consumer Products Portfolio or its broker or brokers, then, AST shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if there is delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AST or the Custodian, including brokers' confirmation slips.

         Section 2.5. Termination of Series.

                  (a) The share transfer books of Consumer Products Portfolio will be permanently closed as of the close of business on the Valuation Date.

                  (b) The share transfer books of Consumer Products Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Consumer Products Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by AIF. Redemption requests thereafter received by Consumer Products Fund shall be deemed to be redemption requests for Global Trends Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Consumer Products Fund Shareholders under this Agreement.

                  (c) As soon as reasonably practicable after the Closing Date, GIP shall terminate Consumer Products Portfolio as a series of its shares of beneficial interest and AIF shall terminate Consumer Products Fund as a series of its shares of beneficial interests.

         Section 2.6. Issuance of Global Trends Shares.

                  (a) At the Effective Time, (i) each Consumer Products Fund Shareholder of record as of the close of regular trading on the NYSE on the Valuation Date holding Consumer Products Fund Class A shares shall be issued that number of full and fractional shares of Global Trends Class A shares having a net asset value equal to the net asset value of the Consumer Products Fund Class A shares held by such Consumer Products Fund Shareholder on the Valuation Date, (ii) each Consumer Products Fund Shareholder of record as of the Valuation Date holding Consumer Products Fund Class B shares shall be issued that number of full and fractional shares of Global Trends Class B shares having a net asset value equal to the net asset value of the Consumer Products Fund Class B shares held by such Consumer Products Fund Shareholders on the Valuation Date, and
(iii) each Consumer Products Fund Shareholder of record on the Valuation Date holding Consumer Products Fund Class C shares shall be issued that number of full and fractional shares of Global Trends Class C shares having a net asset value equal to the net asset value of the Consumer Products Fund Class C shares held by such Consumer Products Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Consumer Products Fund shall thereupon be cancelled on the books of AIF.

                  (b) AIF shall provide instructions to the transfer agent of AST with respect to Global Trends Class A shares, Global Trends Class B shares, and Global Trends Class C shares to be issued to Consumer Products Fund Shareholders. AST shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AST shall record on its books the ownership of Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares by Consumer Products Fund Shareholders and shall forward a confirmation of such ownership to Consumer Products Fund Shareholders. No redemption or repurchase of such shares credited to former Consumer Products Fund Shareholders in respect of shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AST for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AST.

         Section 2.7. Investment Securities. On or prior to the Valuation Date, GIP shall deliver a list setting forth the securities Consumer Products Portfolio then owns together with the respective Federal income tax bases thereof. GIP shall provide to AST on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Global Trends hereunder. Such records shall be made available by GIP prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AST upon reasonable request.

         Section 2.8. Liabilities and Expenses. Consumer Products Portfolio and Consumer Products Fund shall use their reasonable best efforts to discharge all of their respective known liabilities, so far as may be possible, prior to the Closing Date.


                                   ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF AIF

                  AIF, on behalf of Consumer Products Fund, represents and warrants to AST that:

         Section 3.1. Organization; Authority. AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 3.2. Registration and Regulation of AIF. AIF is duly registered with the SEC as an investment company under the Investment Company Act and all Consumer Products Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification. Consumer Products Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Consumer Products Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement currently in effect. The value of the net assets of Consumer Products Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Consumer Products Fund and all purchases and redemptions of Consumer Products Fund Shares have been effected at the net asset value per share calculated in such manner.

         Section 3.3. Financial Statements. The books of account and related records of Consumer Products Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated October 31, 2000, of Consumer Products Fund previously delivered to AST (the "Consumer Products Fund Financial Statements"), present fairly in all material respects the financial position of Consumer Products Fund, as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Consumer Products Fund or the status of Consumer Products Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Consumer Products Fund or occurring in the ordinary course of business of Consumer Products Fund or AIF. There are no contingent liabilities of Consumer Products Fund not disclosed in the Consumer Products Fund Financial Statements, which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 3.5. Fund Shares; Liabilities; Business Operations.

                  (a) The Consumer Products Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) During the five-year period ending on the Closing Date, neither Consumer Products Fund nor any person related to Consumer Products Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Consumer Products Fund, except for shares redeemed in the ordinary course of Consumer Products Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to Consumer Products Fund shares, except for (a) distributions necessary to satisfy the requirements of
Section 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Consumer Products Fund on the date of this Agreement.

                  (c) At the time of the Reorganization, Consumer Products Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Consumer Products Fund Shares, except for the right of investors to acquire Consumer Products Fund Shares at net asset value in the ordinary course of their business as an open-end diversified management investment company operating under the Investment Company Act.

                  (d) From the date it commenced operations, and ending on the Closing Date, Consumer Products Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner through investment of substantially all of its assets in shares of Consumer Products Portfolio. From the date it commenced operations, and ending on the Closing Date, Consumer Products Portfolio will have conducted its historical business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner and at least 33-1/3 percent of its shares will have been owned at all times by Consumer Products Fund. As provided herein, Consumer Products Fund shall redeem in kind all of its shares of Consumer Products Portfolio immediately prior to the Effective Time. In anticipation of the Reorganization, Consumer Products Portfolio will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Global Trends.

                  (e) AIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

         Section 3.6. Accountants. PricewaterhouseCoopers, LLP, which has reported upon the Consumer Products Fund Financial Statements for the period ended October 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIF on behalf of Consumer Products Fund and, assuming this Agreement has been duly executed and delivered by the other parties hereto and approved by Consumer Products Fund Shareholders, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of Consumer Products Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIF on behalf of Consumer Products Fund and performance by AIF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIF, other than Consumer Products Fund Shareholder approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Consumer Products Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of Consumer Products Fund or to which any of Consumer Products Fund's properties may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any of Consumer Products Fund's properties. AIF is not under the jurisdiction of a court in a Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

         Section 3.10. Permits. AIF has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Consumer Products Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 3.11. No Actions, Suits or Proceedings.

                  (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally against AIF affecting any property, asset, interest, or right of Consumer Products Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Consumer Products Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIF's conduct of the business of Consumer Products Fund affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Consumer Products Fund.

         Section 3.12. Contracts. AIF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Consumer Products Fund, by which the assets, business, or operations of Consumer Products Fund may be bound or affected, or under which it or the assets, business or operations of Consumer Products Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIF, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         Section 3.13. Properties and Assets. Consumer Products Fund has good and marketable title to all properties and assets reflected in the Resource Fund Financial Statements, as owned by it, free and clear of all Liens, except as described in the Consumer Products Fund Financial Statements.

         Section 3.14. Taxes.

                  (a) Consumer Products Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Consumer Products Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Consumer Products Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of each Consumer Products Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Consumer Products Fund arising by reason of undistributed investment company taxable income or net capital gain, AIF will declare to Consumer Products Fund Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Consumer Products Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2000 and for the short taxable year beginning on November 1, 2000 and ending on the Closing Date and (B) all of Consumer Products Fund's net capital gains realized in its taxable year ended October 31, 2000 and in such short taxable year (after reduction for any capital loss carryover).

                  (b) Consumer Products Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Consumer Products Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Consumer Products Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Consumer Products Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                  (c) To the best of our knowledge, Consumer Products Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

         Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Consumer Products Fund shall not have any obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and shall have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

         Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIF, Consumer Products Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

         Section 3.17. Voting Requirements. The vote of a majority of the holders of Consumer Products Fund Shares cast at a meeting at which a quorum is present (the "Required Shareholder Vote"), are the only votes of the holders of any class or series of shares of beneficial interest of Consumer Products Fund necessary to approve this Agreement and the transactions contemplated by this Agreement.

         Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

         Section 3.19. Books and Records. The books and records of AIF relating to Consumer Products Fund, reflecting, among other things, the purchase and sale of Consumer Products Fund Shares by Consumer Products Fund Shareholders, the number of issued and outstanding shares owned by Consumer Products Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

         Section 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Consumer Products Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 3.21. No Distribution. Global Trends Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

         Section 3.22. Liabilities of Consumer Products Fund. The liabilities of Consumer Products Fund that are to be assumed by Global Trends in connection with the Reorganization, or which the assets of Consumer Products Fund to be transferred in the Reorganization are subject, were incurred by Consumer Products Fund in the ordinary course of its business. The fair market value of the assets of Consumer Products Fund to be transferred to Global Trends in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Global Trends plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets transferred to Global Trends will equal or exceed the sum of the liabilities to be assumed by Global Trends plus the amount of liabilities to which the transferred assets are subject.

         Section 3.23. Value of Shares. The fair market value of Global Trends Class A shares received by Resource Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class A shares constructively surrendered in exchange therefor, and the fair market value of Global Trends Class B shares and Global Trends Class C shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class B shares and the Consumer Products Fund Class C shares constructively surrendered therefor.

         Section 3.24. Shareholder Expenses. Consumer Products Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIF and AST that was issued, acquired, or will be settled, at a discount.


                                   ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF AST

                  AST, on behalf of Global Trends, represents and warrants to AIF as follows:

         Section 4.1. Organization; Authority. AST is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 4.2. Registration and Regulation of AST. AST is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company. Global Trends is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Global Trends is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AST Registration Statement currently in effect. The value of the net assets of the Global Trends is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

         Section 4.3. Financial Statements. The books of account and related records of Global Trends fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 2000, of Global Trends previously delivered to AIF (the "Global Trends Financial Statements") present fairly in all material respects the financial position of Global Trends as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since December 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Global Trends or the status of Global Trends as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Global Trends or occurring in the ordinary course of business of Global Trends or AST. There are no contingent liabilities of Global Trends not disclosed in Global Trends Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 4.5. Registration of Global Trends Shares.

                  (a) The shares of beneficial interest of AST are divided into portfolios, including Global Trends. Global Trends currently has 3 classes of shares, Class A shares, Class B shares, and Class C shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AST is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including Global Trends.

                  (b) Global Trends Shares of AST to be issued pursuant to
Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AST then in effect.

                  (c) Global Trends Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, Global Trends shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Global Trends Shares except for the right of investors to acquire Global Trends Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

                  (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AST's Registration Statement on Form N-14 shall be furnished to AIF and Consumer Products Fund Shareholders entitled to vote at the Consumer Products Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Global Trends, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIF for inclusion in the Combined Proxy Statement Prospectus.

                  (e) The shares of Global Trends which have been or are being offered for sale (other than Global Trends Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AST Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AST to revoke or rescind any such registration or qualification.

         Section 4.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon Global Trends Financial Statements for the period ended December 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AST on behalf of Global Trends and, assuming this Agreement has been duly executed and delivered by the other parties hereto, constitutes the legal, valid and binding obligation of AST, enforceable against AST in accordance with its terms from and with respect to the revenues and assets of Global Trends, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AST on behalf of Global Trends and performance by AST of its obligations hereunder have been duly authorized by all necessary trust action on the part of AST and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AST and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the assets of Global Trends (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AST is a party or by which it may be bound which relates to the assets of Global Trends or to which any properties of Global Trends may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AST or any of Global Trends' properties.

         Section 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AST in connection with the due execution and delivery by AST of this Agreement and the consummation by AST of the transactions contemplated hereby.

         Section 4.10. Permits. AST has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Global Trends, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AST there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 4.11. No Actions, Suits or Proceedings.

                  (a) There is no pending action, suit or proceeding, nor, to the knowledge of AST, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AST before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AST, threatened in writing or, if probable of assertion, orally against AST affecting any property, asset, interest, or right of Global Trends, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Global Trends. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AST's conduct of the business of Global Trends affecting in any significant respect the conduct of such business. AST is not, and has not been, to the knowledge of AST, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Global Trends.

         Section 4.12. Taxes.

                  (a) Global Trends has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Global Trends has qualified as such for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year.

                  (b) Global Trends has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Global Trends for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Global Trends, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Global Trends is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                  (c) Global Trends' fiscal year has not been changed for tax purposes since the date on which it commenced operations.

         Section 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AST or Global Trends in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AST or any action taken by it.

         Section 4.14. Representations Concerning the Reorganization.

                  (a) Prior to or in the Reorganization, neither Global Trends or any person related to Global Trends (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Consumer Products Fund with consideration other than shares of Global Trends. There is no plan or intention by Global Trends or any person related to Global Trends to redeem or acquire any of the Global Trends shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Global Trends' business as an open-end investment company as required by the 1940 Act.

                  (b) Global Trends has no plan or intention to sell or otherwise dispose of any of the assets of Consumer Products Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                  (c) Following the Reorganization Global Trends will continue the "historic business" of Consumer Products Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Consumer Products Fund's historic business assets in a business.

         Section 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Global Trends as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 4.16. Value of Shares. The fair market value of Global Trends Class A shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of Consumer Products Fund Class A shares constructively surrendered in exchange therefor, and the fair market value of the Global Trends Class B shares and Global Trends Class C shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class B shares and Consumer Products Fund Class C shares constructively surrendered therefor.

         Section 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIF and AST that was issued or acquired, or will be settled, at a discount. No consideration other than Global Trends Shares (and Global Trends' assumption of Consumer Products Fund's liabilities, including for this purpose all liabilities to which the assets of

Consumer Products Fund are subject) will be issued in exchange for the assets of Consumer Products Fund acquired by Global Trends in connection with the Reorganization. The fair market value of the assets of Consumer Products Fund transferred to Global Trends in the Reorganization will equal or exceed the sum of the liabilities assumed by Global Trends, plus the amount of liabilities, if any, to which such transferred assets are subject.


                                   ARTICLE 5
                      REPRESENTATIONS AND WARRANTIES OF GIP

                  GIP, on behalf of Consumer Products Portfolio, represents and warrants to AST that:

         Section 5.1. Organization; Authority. GIP is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 5.2. Financial Statements. The books of account and related records of Consumer Products Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated October 31, 2000, of Consumer Products Portfolio (the "Consumer Products Portfolio Financial Statements") present fairly in all material respects the financial position of Consumer Products Portfolio, as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 5.3. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Consumer Products Portfolio or the status of Consumer Products Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Consumer Products Portfolio or occurring in the ordinary course of business of Consumer Products Portfolio or GIP. There are no contingent liabilities of Consumer Products Portfolio not disclosed in the Consumer Products Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 5.4. Portfolio Shares; Business Operations.

                  (a) At the time of the Reorganization, Consumer Products Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Consumer Products Portfolio shares, except for the right of investors to acquire Consumer Products Portfolio shares at net asset value in the ordinary course of its business.

                  (b) Consumer Products Portfolio is in compliance in all material respects with the investment policies and restrictions applicable to it.

         Section 5.5. Binding Obligation. This Agreement has been duly authorized, executed and delivered by GIP on behalf of Consumer Products Portfolio and, assuming this Agreement has been duly executed and delivered by the other parties hereto, constitutes the legal, valid and binding obligation of GIP, enforceable against GIP in accordance with its terms from and with respect to the revenues and assets of Consumer Products Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 5.6. No Breaches or Defaults. The execution and delivery of this Agreement by GIP on behalf of Consumer Products Portfolio and performance by GIP of its obligations hereunder has been duly authorized by all necessary trust action on the part of GIP, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of GIP and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Consumer Products Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which GIP is a party or by which it may be bound and which relates to the assets of Consumer Products Portfolio or to which any of Consumer Products Portfolio's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over GIP or any of Consumer Products Portfolio's properties.

         Section 5.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by GIP in connection with the due execution and delivery by GIP of this Agreement and the consummation by GIP of the transactions contemplated hereby.

         Section 5.8. No Actions, Suits or Proceedings.

                  (a) There is no pending action, litigation or proceeding, nor, to the knowledge of GIP, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against GIP before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of GIP, threatened in writing or, if probable of assertion, orally against GIP affecting any property, asset, interest, or right of Consumer Products Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Consumer Products Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to GIP's conduct of the business of Consumer Products Portfolio affecting in any significant respect the conduct of such business. GIP is not, and has not been, to the knowledge of GIP, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Consumer Products Portfolio.

         Section 5.9. Properties and Assets. Consumer Products Portfolio has good and marketable title to all properties and assets reflected in the Consumer Products Portfolio Financial Statements, as owned by it, free and clear of all Liens, except as described in the Consumer Products Portfolio Financial Statements.

         Section 5.10. Taxes.

                  (a) Consumer Products Portfolio is treated as a separate entity for federal income tax purposes, is classified as a partnership under
Section 7701 of the Code and is not a publicly-traded partnership under
Section 7704 of the Code.

                  (b) Since Consumer Products Portfolio's inception, Consumer Products Portfolio's assets have consisted solely of cash; corporate stock and equity securities; notes, bonds, debentures, and other evidences of indebtedness; interest rate, currency, or equity notional principal contracts; foreign currencies; and interests in or derivative financial instruments (including options, forward or futures contracts, short positions and similar financial instruments) in the assets listed above.

                  (c) Consumer Products Portfolio has engaged only in investment activities for its own account.

                  (d) Each shareholder of Consumer Products Portfolio has contributed only cash to Consumer Products Portfolio.

                  (e) To the best of our knowledge, Consumer Products Portfolio has never held interests in other entities that are classified as partnerships under Section 7701 of the Code and has never made an election to adjust the basis of its assets under Section 754 of the Code.


                                   ARTICLE 6
                                   COVENANTS

         Section 6.1. Conduct of Business.

                  (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), AIF shall conduct the business of Consumer Products Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Consumer Products Fund in the ordinary course in all material respects.

                  (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), AST shall conduct the business of Global Trends only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Global Trends in the ordinary course in all material respects.

                  (c) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), GIP shall conduct the business of Consumer Products Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Consumer Products Portfolio in the ordinary course in all material respects.

         Section 6.2. Announcements. The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and no party shall issue any such press release or make any public statement without the prior written approval of the other parties to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

         Section 6.3. Portfolio Composition. The parties agree that in the event that AST determines in its sole discretion that any securities owned by Consumer Products Portfolio are securities that are inconsistent with the investment objectives and investment strategies of Global Trends, AST will instruct GIP, at least 30 days prior to the Closing Date, to dispose of such securities and GIP will comply with such instruction or advise AST that it elects not to dispose of such securities and will transfer such securities to AST at the Effective Time pursuant to Section 2.1(b) hereof; provided, however, that GIP will not be required to dispose of Consumer Products Portfolio assets to the extent that such dispositions would, in the aggregate, cause 50% or more at the net asset value of Consumer Products Portfolio on the Closing Date to consist of assets (including cash) acquired at the request of AST or of assets other than its historic business assets.

         Section 6.4. Expenses. Consumer Products Portfolio, Consumer Products Fund and Global Trends shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

         Section 6.5. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

         Section 6.6. Notice of Events. AST shall give prompt notice to AIF, and AIF shall give prompt notice to AST, of (a) the occurrence or nonoccurrence of any event which to the knowledge of AST or to the knowledge of AIF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AST, Sections 7.1 and 7.2 or (ii) in the case of AIF, Sections 7.2 and 7.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.5 shall not limit or otherwise affect the remedies available hereunder to any party.

         Section 6.7. Access to Information.

                  (a) AIF will, during regular business hours and on reasonable prior notice, allow AST and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of Consumer Products Fund and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

                  (b) AST will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AST pertaining to the assets of Global Trends and to officers of AST knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AST.

                  (c) GIP will, during regular business hours and on reasonable prior notice, allow AST and AIF and their authorized representatives reasonable access to the books and records of GIP pertaining to the assets of Consumer Products Portfolio and to officers of GIP knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of GIP.

         Section 6.8. Consents, Approvals and Filings. Each of GIP, AIF and AST shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of GIP, AIF and AST shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of GIP, AIF and AST shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

         Section 6.9. Submission of Agreement to Shareholders. AIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Consumer Products Fund Shareholders Meeting. AIF shall, through its Board of Trustees, recommend to Consumer Products Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIF shall use its reasonable best efforts to hold the Consumer Products Fund Shareholders Meeting as soon as practicable after the date hereof.


                                   ARTICLE 7
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

         Section 7.1. Conditions Precedent of AST. The obligation of AST to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AST.

                  (a) The representations and warranties of AIF on behalf of Consumer Products Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) The representations and warranties of GIP on behalf of Consumer Products Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (d) GIP shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (e) AST shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF on behalf of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Section 7.1(a) and
(b) have been satisfied, (ii) a certificate, dated as of the Closing Date, from an officer of GIP on behalf of GIP in such individual's capacity as an officer of GIP and not as in individual, to the effect that the conditions specified in
Section 7.1(c) and (d) have been satisfied, and (iii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIF, and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (f) AST shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIF, or other counsel reasonably acceptable to AST, in form and substance reasonably acceptable to counsel for AST, as to the matters set forth in Schedule 7.1(d).

         Section 7.2. Mutual Conditions. The obligations of AIF and AST to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIF and AST, but only if and to the extent that such waiver is mutual.

                  (a) All of the issued and outstanding shares of Consumer Products Portfolio shall have been redeemed by the transfer of all of the assets of Consumer Products Portfolio to Consumer Products Fund and the cancellation of all of the issued and outstanding shares of the Consumer Products Portfolio.

                  (b) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIF, GIP and AST shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (c) This Agreement, the Reorganization of Consumer Products Fund and related corporate matters shall have been approved and adopted at the Consumer Products Fund Shareholders Meeting by the shareholders of Consumer Products Fund on the record date by the Required Shareholders Vote.

                  (d) The assets of Consumer Products Fund to be acquired by Global Trends shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Consumer Products Fund, immediately prior to the Reorganization. For purposes of this Section 7.2(d), assets used by Consumer Products Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Consumer Products Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Consumer Products Fund held immediately prior to the Reorganization.

                  (e) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                  (f) The Registration Statement on Form N-14 filed by AST with respect to Global Trends Shares to be issued to Consumer Products Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                  (g) AIF and AST shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form, scope and substance satisfactory to AIF and AST, set forth on Schedule 7.2(g). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIF, AST and others, and the officers of AIF and AST shall use their best efforts to make available such truthful certificate.

                  (h) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

         Section 7.3. Conditions Precedent of AIF. The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

                  (a) The representations and warranties of AST on behalf of Global Trends set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) AST shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) AIF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AST on behalf of AST, in such individual's capacity as an officer of AST and not as an individual, to the effect that the conditions specified in Section 7.3(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AST certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, of AST and resolutions, consents and authorizations of or regarding AST with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AST, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth on Schedule 7.3(d).


                                   ARTICLE 8
                            TERMINATION OF AGREEMENT

         Section 8.1. Termination.

                  (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                           (i) by mutual written consent of AIF and AST; or

                           (ii) at the election of AIF or AST:

                                    (A) if the Closing Date shall not be on or
                           before December 31, 2000, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                                    (B) if upon a vote at the Consumer Products
                           Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder vote shall not have been obtained as contemplated by Section 6.8; or

                                    (C) if any Governmental Authority shall have
                           issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                  (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

         Section 8.2. Survival After Termination. If this Agreement is terminated in accordance with Section 8.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of Section 6.4.


                                   ARTICLE 9
                                 MISCELLANEOUS

         Section 9.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

         Section 9.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         Section 9.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

         Section 9.4. Obligations of the Parties.

                  (a) The parties hereby acknowledge and agree that Global Trends is a separate investment portfolio of AST, that AST is executing this Agreement on behalf of Global Trends, and that any amounts payable by AST under or in connection with this Agreement shall be payable solely from the revenues and assets of Global Trends. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of AST in his or her capacity as an officer of AST intending to bind AST as provided herein, and that no officer, trustee or shareholder of AST shall be personally liable for the liabilities or obligations of AST incurred hereunder.

                  (b) The parties hereby acknowledge and agree that Consumer Products Fund is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Consumer Products Fund and that any amounts payable by AIF under or in connection with this Agreement in respect of Consumer Products Fund shall be payable solely from the revenues and assets of Consumer Products Fund. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities of AIF incurred hereunder.

                  (c) The parties hereby acknowledge and agree that Consumer Products Portfolio is a separate investment portfolios of GIP, that GIP is executing this Agreement on behalf of Consumer Products Portfolio and that any amounts payable by GIP under or in connection with this Agreement in respect of Consumer Products Portfolio shall be payable solely from the revenues and assets of Consumer Products Portfolio. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of GIP in his or her capacity as an officer of GIP intending to bind GIP as provided herein, and that no officer, trustee or shareholder of GIP shall be personally liable for the liabilities of GIP incurred hereunder.

         Section 9.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by each party to this Agreement.

         Section 9.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

         Section 9.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article 3, 4 or 5 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

         Section 9.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

         Section 9.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         Section 9.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                    (a) If to AST:

                           AIM Series Trust
                           11 Greenway Plaza, Suite 100
                           Houston, Texas  77046-1173
                           Attn:  Carol F. Relihan, Esq.
                           Fax: (713) 993-9185

                           with a copy to:

                           Ballard Spahr Andrews & Ingersoll, LLP
                           1735 Market Street, 51st Floor
                           Philadelphia, Pennsylvania  19103-7599
                           Attn:  William H. Rheiner, Esq.
                           Fax:  (215) 864-8999

                    (b) If to AIF or GIP:

                           AIM Investment Portfolios
                           11 Greenway Plaza, Suite 100
                           Houston, Texas  77046-1173
                           Attn:  Carol F. Relihan, Esq.
                           Fax: (713) 993-9185
                           with a copy to:

                           Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, NW
                           Washington, DC  20036-1800
                           Attn: Arthur J. Brown, Esq.
                           Fax: (202) 778-9100

         Section 9.11. Representation by AIM Advisors. In its capacity as investment adviser to AST, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AST and Global Trends contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIF, AIM Advisors represents to AST that to the best of its knowledge the representations and warranties of AIF and Consumer Products Fund are true and correct as of the date of this Agreement. For purposes of this Section 9.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AST and Global Trends and to AIF and Consumer Products Fund do not have actual knowledge to the contrary.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 AIM INVESTMENT FUNDS, acting
                                 on behalf of AIM Global Consumer Products Fund

                                 By:
                                     -------------------------------------------

                                 AIM SERIES TRUST, acting
                                 on behalf of AIM Global Trends

                                 By:
                                     -------------------------------------------


                                 GLOBAL INVESTMENT PORTFOLIO, acting on
                                 behalf of Global Consumer Products Portfolio

                                 By:
                                     -------------------------------------------

                                 A I M ADVISORS, INC.

                                 By:
                                     -------------------------------------------

                                 Schedule 7.1(d)

                            Opinion of Counsel to AIF


1. AIF is validly existing as a business trust under the Delaware Business Trust Act.

2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of Consumer Products Fund.

4. The Consumer Products Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

5. AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

         We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Consumer Products Fund
(i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                 Schedule 7.2(g)

                                  Tax Opinions

                  (i) In accordance with Section 731 of the Code, no gain or loss will be recognized by Consumer Products Portfolio or Consumer Products Fund upon the transfer of the assets of Consumer Products Portfolio to Consumer Products Fund in complete liquidation of Consumer Products Portfolio.

                  (ii) The basis of the assets received by Consumer Products Fund in complete liquidation of Consumer Products Portfolio will be determined in accordance with Section 732(b) of the Code.

                  (iii) In accordance with Section 735(b) of the Code, the holding period of the assets received by Consumer Products Fund in complete liquidation of Consumer Products Portfolio will include the holding period for such assets in the hands of Consumer Products Portfolio.

                  (iv) The transfer of the assets of Consumer Products Fund to Global Trends in exchange for the Global Trends Shares distributed directly to Consumer Products Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Consumer Products Fund and AST will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

                  (v) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Consumer Products Fund on the transfer of its assets to Global Trends solely in exchange for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares or on the distribution of such Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares to Consumer Products Fund Shareholders.

                  (vi) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Global Trends upon the receipt of assets of Consumer Products Fund in exchange for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares issued directly to Consumer Products Fund Shareholders.

                  (vii) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Consumer Products Fund Shareholders on the receipt of Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares in exchange for their Consumer Products Fund Shares.

                  (viii) In accordance with Section 362(b) of the Code, the basis to Global Trends of the assets of Consumer Products Fund transferred to it will be the same as the basis of such assets in the hands of Consumer Products Fund immediately prior to the Reorganization.

                  (ix) In accordance with Section 358(a) of the Code, the basis of a Consumer Products Fund Shareholder for Global Trends Class A shares Global Trends Class B shares and

Global Trends Class C shares received by such Consumer Products Fund Shareholder will be the same as his basis for Consumer Products Fund Shares exchanged therefor.

                  (x) In accordance with Section 1223(1) of the Code, the holding period of a Consumer Products Fund Shareholder for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares will be determined by including said Consumer Products Fund Shareholder's holding period for Consumer Products Fund Shares exchanged therefor, provided that the shareholder held such Consumer Products Fund shares as a capital asset.

                  (xi) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Consumer Products Fund transferred to Global Trends in the Reorganization will include the holding period for such assets in the hands of Consumer Products Fund.

                                 Schedule 7.3(d)

                            Opinion of Counsel to AST

1. AST is validly existing as a business trust under the Delaware Business Trust Act.

2. AST is an open-end, management investment company registered under the Investment Company Act of 1940.

3. The execution, delivery and performance of the Agreement by AST have been duly authorized and approved by all requisite trust action on the part of AST. The Agreement has been duly executed and delivered by AST and constitutes the valid and binding obligation of Global Trends.

4. Global Trends Class A Shares, Global Trends Class B Shares and Global Utilities Fund Class C Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

5. AST is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

         We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Global Trends (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX II

      AIM GLOBAL TRENDS FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Trends Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MAY 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are servicemarks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

  - consumer products and services

  - financial services

  - health care

  - infrastructure

  - natural resources and

  - telecommunications and technology.

The fund considers a company to be in one of these industry sectors if it (1) derives at least 50% of either its revenues or earnings from activities related to that industry; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year.

  The fund may also invest up to 35% of its assets in equity securities of issuers in other global industry sectors and in debt securities of U.S. and foreign issuers. The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers invest fund assets by initially determining the industry sectors that they believe provide the most advantageous investment opportunities for meeting the fund's investment objective. If the portfolio managers determine that certain sectors are facing slow or negative growth, they will not invest fund assets in those sectors at that time. The portfolio managers then analyze specific companies within these sectors for possible investment. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currency, or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of the fund will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

  Prior to August 27, 1999, the fund was not actively managed and invested its assets in other AIM funds (that were actively managed) based on the industry weighting of the companies comprising the Morgan Stanley Capital International ("MSCI") All Country World Index. Those AIM funds invested in the same global industry sectors the fund does: consumer products and services, financial services, health care, infrastructure, natural resources, and telecommunications and technology. Prior to that date, the fund, as a shareholder in other AIM funds, was indirectly bearing its pro rata share of the fees and expenses incurred by those funds.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1998 .......................................  9.37%
1999 ....................................... 51.93%
2000 ....................................... -7.90%

During the period shown in the bar chart, the highest quarterly return was 34.24% (quarter ended December 31, 1999) and the lowest quarterly return was -17.89% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                  SINCE     INCEPTION
December 31, 2000)                                           1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------------------------
Class A                                                      (12.29)%   11.20%    09/15/97
Class B                                                      (12.50)    11.61     09/15/97
Class C                                                       (9.21)    14.77     01/02/98
MSCI All Country World Index(1)                              (13.92)     9.49(2)  08/31/97(2)
MSCI World Index(3)                                          (13.18)    10.31(2)  08/31/97(2)
-------------------------------------------------------------------------------------------

(1) The MSCI All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(3)The MSCI World Index measures the performance of 1,578 securities listed on major world stock exchanges. The fund has elected to use the MSCI World Index because it more closely resembles the securities in which the fund invests.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There is no guarantee that actual expenses will be the same as those shown below.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None(1)    5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses            0.66      0.66      0.66

Total Annual Fund
  Operating Expenses      2.14      2.64      2.64

Fee Waiver(2)             0.14      0.14      0.14

Net Expenses              2.00      2.50      2.50
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    767     1,120     1,600      2,853
Class C    367       820     1,400      2,973
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    267       820     1,400      2,853
Class C    267       820     1,400      2,973
----------------------------------------------

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2000, the advisor received compensation of 0.98% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

- Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Trends Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

  Prior to August 27, 1999, the fund was not actively managed and invested in other AIM funds.


                                                                                  CLASS A(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.78     $11.46     $10.63         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)     (0.06)     (0.02)          (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.11)      5.86       1.01           (0.31)
=================================================================================================================
    Total from investment operations                            (1.30)      5.80       0.99           (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                             --         --      (0.02)             --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.48)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.16)          (0.48)
=================================================================================================================
Net asset value, end of period                                $ 13.33     $15.78     $11.46         $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (7.90)%    51.93%      9.37%          (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(d)   1.03%      0.50%           0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.14%(d)   1.16%      0.50%           0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.27)%(d)  (0.50)%   (0.21)%         (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $21,286,571.
(e)  Annualized.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.62     $11.41     $10.62         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)     (0.13)     (0.07)          (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.09)      5.82       1.00           (0.32)
=================================================================================================================
    Total from investment operations                            (1.35)      5.69       0.93           (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.47)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.14)          (0.47)
=================================================================================================================
Net asset value, end of period                                $ 13.12     $15.62     $11.41         $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (8.30)%    51.18%      8.83%          (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)   1.53%      1.00%           1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.64%(d)   1.66%      1.00%           1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.77)%(d)  (1.00)%   (0.71)%         (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,336,340.
(e)  Annualized.

                                                                             CLASS C(a)
                                                              ----------------------------------------
                                                                                        JANUARY 2,
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,       COMMENCED) THROUGH
                                                              ------------------       DECEMBER 31,
                                                              2000(b)    1999(b)         1998(b)
                                                              -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.40           $10.62
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)           (0.08)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83             1.00
======================================================================================================
    Total from investment operations                           (1.36)      5.70             0.92
======================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)           (0.14)
======================================================================================================
Net asset value, end of period                                $13.11     $15.62           $11.40
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                (8.37)%    51.33%            8.94%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500           $  249
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%            1.00%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%            1.00%(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%         (0.71)%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                          260%       147%              28%
______________________________________________________________________________________________________
======================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,190,966.
(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/01                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         25                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/01                           A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $250,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $250,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE

You may, within 120 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--04/01                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--04/01                            A-8

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Global Trends Fund
SEC 1940 Act file number: 811-7787
----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GTR-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                    GLOBAL TRENDS DISCUSSION AND ANALYSIS

Reproduced below is a discussion of the performance of Global Trends for the year-ended December 31, 2000, that was prepared by its officers and AIM Advisors and included in its Annual Report dated December 31, 2000.
                                                                   APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW

WORLD MARKETS STRUGGLE THROUGH VOLATILE 2000

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE FISCAL YEAR?
Markets around the world endured a difficult year in 2000, as did those in the United States, and the fund felt the effects of this struggle. For the 12 months ended December 31, 2000, the fund posted total returns of -7.90% for Class A shares, -8.30% for Class B shares and -8.37% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Even so, the fund outperformed its benchmark, the MSCI World Index, which had a return of -13.18% for the same period.

WHAT WERE SOME KEY TRENDS IN THE U.S. STOCK MARKET?
A strong U.S. market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the rest of the year. The market's upward climb was regularly halted and sent backwards as concerns about tech-stock valuations, rising interest rates and corporate earnings took hold. In late summer and early fall, rising oil prices, unrest in the Middle East and corporate earnings concerns combined to produce another steep market decline. A number of major corporations reported earnings disappointments in the fall, as rising oil prices and a weak euro cut into profit margins.
    Uncertainty about the outcome of the U.S. presidential election also roiled markets, and the December resolution of the election controversy failed to produce a sustained stock-market rally. By then, the U.S. Federal Reserve Board (the Fed) indicated that it might consider cutting interest rates in the wake of slower growth (gross domestic product growth declined from an annual rate of 5.6% in the second quarter of 2000 to 2.2% in the third).
    However, the Fed's bias shift was insufficient to counteract investors' concerns, and most key market indexes recorded losses for the year. As in many international markets, in the United States value stocks outperformed growth stocks and smaller companies outperformed large companies for the year.

HOW DID WORLD MARKETS FARE DURING THE FISCAL YEAR?
Europe entered 2000 filled with TMT (technology, media and telecommunications) euphoria. Like many of their world brethren, European equity markets were enjoying the rapid appreciation of Internet and wireless stocks. The party ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a worldwide tech sell-off.
    European markets were not immune to the volatility sparked by the Nasdaq's spring plunge. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains. By year-end, few European indexes were in the black.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro fell to a record low in October and put upward pressure on inflation by increasing the price of imported goods and commodities, such as oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a lower euro.
    The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. The world's second-largest economy, Japan slipped back into recession in early 2000. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the fiscal year, the fund's performance was largely driven by health care, energy, financials and technology. During the year we built significant weightings in health care and financials as these sectors' fundamentals and earnings improved, as well as adding to consumer-related products and services that people need regardless of market conditions. We greatly decreased our tech weighting as we strove to find solid growth prospects in that sector.
    The fund's shifts in regional or country allocation have been more a function of

                     -------------------------------------

                        EUROPEAN MARKETS WERE NOT IMMUNE

                        TO THE VOLATILITY SPARKED BY THE

                            NASDAQ'S SPRING PLUNGE.

                     -------------------------------------

                     -------------------------------------

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                          MENU AND SELECT "eDELIVERY."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

stock selection than regional strategy. We did increase our weighting in Europe, however, to take advantage of a soft market and better valuations there, especially in financial and energy positions. Our weighting in Japan has decreased significantly since a year ago as the country continues to struggle to bring itself out of recession and solid investment opportunities remain scarce.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o DYNEGY: This company markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and throughout continental Europe. Dynegy invests in power projects and has formed alliances with utility companies to sell energy in deregulated markets.
o NOVARTIS: The Swiss company's health-care operations account for 55% of its sales and include prescription drugs, contact lenses and ophthalmic medications. Novartis is one of the world's top five pharmaceutical firms.
o SANOFI-SYNTHELABO: Created by the merger of two French companies, Sanofi-Synthelabo specializes in cardiovascular, central nervous system, oncology and internal medicine formulations. The drug maker has a bevy of new drugs in its pipeline and its sights set on the United States' drug market.

WHAT WERE MARKETS LIKE AS THE FISCAL YEAR CLOSED?
Both domestically and overseas, the situation was mixed. There was widespread concern about a slowing U.S. economy and corporate earnings. Many believe that disappointing earnings may continue for the next six to eight months, as capital expenditures and consumer spending may decline. A lagging U.S.
economy could spell potential trouble for many overseas markets.
    Even in this uncertain environment, there are reasons for optimism. Inflation remains low, and many analysts believe that the Fed could cut rates over the next several months. Historically, declining interest rates bode well for stocks. Additionally, the new U.S. presidential administration is pushing for a tax cut, which may stimulate the economy and boost markets. And the economy is still growing, albeit at a slower, more reasonable pace.
    While European stock markets could still be volatile in the near term, the region's outlook is positive. Spending on technology and communications continues to increase, and many expect Europe's Internet penetration to surpass that of the United States in the near future. Government policies are also changing, with tax, pension and welfare reforms becoming more prevalent. Cross-country consolidation is becoming more common as mergers and acquisitions continue. And if the euro can sustain its upward trend and the U.S. economy slows, Europe might grow faster than the United States in the year ahead.

PORTFOLIO COMPOSITION

[ART WORK]

As of 12/31/00, based on total net assets

=================================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------
   1. UnitedHealth Group Inc.                      3.51%          1. Health Care (Drugs-Generic & Other)  8.37%
   2. Dynegy Inc.-Class A                          3.05           2. Oil & Gas (Drilling & Equipment)     7.64
   3. Novartis A.G. (Switzerland)                  2.74           3. Banks (Major Regional)               4.15
   4. EMC Corp.                                    2.02           4. Insurance Brokers                    4.06
   5. Pfizer Inc.                                  1.82           5. Computers (Software & Services)      3.91
   6. Anderson Exploration Ltd. (Canada)           1.61           6. Natural Gas                          3.90
   7. Aventis SA (France)                          1.61           7. Health Care (Managed Care)           3.51
   8. Calpine Corp.                                1.53           8. Health Care (Diversified)            3.39
   9. Sanofi-Synthelabo SA (France)                1.49           9. Computers (Peripherals)              3.17
  10. Furukawa Electric Co., Ltd. (The) (Japan)    1.44          10. Manufacturing (Diversified)          3.11

TOP 10 COUNTRIES
   1. UNITED STATES                                51.32%
   2. FRANCE                                       8.78%
   3. NETHERLANDS                                  6.20%
   4. GERMANY                                      6.14%
   5. SWITZERLAND                                  4.97%
   6. UNITED KINGDOM                               4.69%
   7. ITALY                                        3.65%
   8. CANADA                                       2.95%
   9. DENMARK                                      2.48%
  10. NORWAY                                       1.56%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================

                            ------------------------
                             EVEN IN THIS UNCERTAIN
                             ENVIRONMENT, THERE ARE
                             REASONS FOR OPTIMISM.
                            ------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TRENDS FUND VS. BENCHMARK INDEXES (LINE CHART)

9/15/97-12/31/00

in thousands

=====================================================================================
                  AIM                  AIM
                  GLOBAL TRENDS FUND   GLOBAL TRENDS FUND   MSCI WORLD    MSCI AC
                  CLASS A SHARES       CLASS B SHARES       INDEX         WORLD INDEX
-------------------------------------------------------------------------------------
9/15/97           $9,525               $10,000              $10,000       $10,000
9/30/97            9,725                10,201               10,000        10,000
10/31/97           9,317                 9,773                9,472         9,386
11/30/97           9,175                 9,624                9,638         9,526
12/31/97           9,269                 9,716                9,753         9,647
1/31/98            9,034                 9,470               10,024         9,858
2/28/98            9,775                10,239               10,700        10,539
3/31/98           10,298                10,778               11,151        10,984
4/30/98           10,403                10,888               11,258        11,081
5/31/98           10,150                10,622               11,115        10,864
6/30/98           10,333                10,797               11,377        11,054
7/31/98           10,106                10,568               11,357        11,058
8/31/98            8,380                 8,756                9,840         9,507
9/30/98            8,485                 8,866               10,013         9,697
10/31/98           8,860                 9,241               10,916        10,583
11/30/98           9,418                 9,827               11,563        11,224
12/31/98          10,139                10,575               12,126        11,742
1/31/99           10,483                10,927               12,391        11,980
2/28/99           10,129                10,556               12,060        11,687
3/31/99           10,660                11,103               12,560        12,218
4/30/99           11,279                11,743               13,054        12,754
5/31/99           10,854                11,298               12,575        12,312
6/30/99           11,544                12,012               13,160        12,940
7/31/99           11,429                11,891               13,119        12,877
8/31/99           11,349                11,808               13,094        12,877
9/30/99           11,473                11,929               12,965        12,730
10/31/99          12,224                12,708               13,637        13,377
11/30/99          13,339                13,856               14,019        13,791
12/31/99          15,401                15,988               15,152        14,947
1/31/00           14,620                15,179               14,282        14,168
2/29/00           15,645                16,223               14,319        14,218
3/31/00           15,675                16,263               15,307        15,145
4/30/00           14,758                15,291               14,658        14,456
5/31/00           14,123                14,636               14,286        14,089
6/30/00           14,690                15,210               14,764        14,563
7/31/00           14,427                14,933               14,346        14,137
8/31/00           15,627                16,171               14,811        14,572
9/30/00           14,983                15,495               14,022        13,766
10/31/00          13,802                14,267               13,785        13,491
11/30/00          13,167                13,602               12,947        12,656
12/31/00         $14,187               $14,659              $13,154       $12,866

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/15/97-12/31/00. (Please note that the index results are for the period 9/30/97-12/31/00.)
    It is important to understand the differences between your fund and an index. Your fund's total return includes sales charges, expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Trends Fund has elected to use the MSCI World Index as its benchmark instead of the MSCI AC World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new indexes.


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/97)                   11.20%
  1 year                               -12.29*
  *-7.90% excluding sales charges

CLASS B SHARES
  Inception (9/15/97)                   11.61%
  1 year                               -12.50*
  *-8.30% excluding CDSC

CLASS C SHARES
  Inception (1/2/98)                    14.77%
  1 year                                -9.21
  *-8.37% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                             AIM GLOBAL TRENDS FUND

                                                                     APPENDIX IV


                CHANGES TO GLOBAL TRENDS' INVESTMENT RESTRICTIONS

         The Board of Trustees of AIM Series Trust has proposed changes to the investment objective and investment restrictions of AIM Global Trends Fund. Set forth below are AIM Global Trends Fund's revised investment objective and investment restrictions (including those that will remain unchanged after the Shareholders' meeting) if the Global Trends shareholders approve such changes at the Shareholders' meeting scheduled to be held on August 17, 2001.

INVESTMENT OBJECTIVE (NON-FUNDAMENTAL)

         Long-term growth of capital.

INVESTMENT POLICIES OR OBJECTIVES (FUNDAMENTAL)

         1. The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer, if as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, "the 1940 Act Laws and Interpretations") or to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         2. The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         3. The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

         4. The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political sub-divisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         5. The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.



                              Appendix IV - Page 1

         6. The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         7. The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         8. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.

INVESTMENT POLICIES OR OBJECTIVES (NON-FUNDAMENTAL)

         1. In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an "AIM fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

         3. In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         4. In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.


                              Appendix IV - Page 2

         5. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund.


                              Appendix IV - Page 3

                             AIM GLOBAL TRENDS FUND
                                 A PORTFOLIO OF
                                AIM SERIES TRUST
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

    (August 17, 2001 Special Meeting of Shareholders of AIM Investment Funds)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated June __, 2001 of AIM Series Trust (the "Company") for use in connection with the Special Meeting of Shareholders of AIM Investment Funds to be held on August 17, 2001. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Company dated May 1, 2001, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is June __, 2001.

                                TABLE OF CONTENTS

THE COMPANY...........................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS..................................................S-3

TRUSTEES AND OFFICERS OF THE COMPANY..................................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.........S-3

PORTFOLIO TRANSACTIONS................................................................S-3

DESCRIPTION OF SHARES.................................................................S-3

DETERMINATION OF NET ASSET VALUE......................................................S-4

TAXES.................................................................................S-4

PERFORMANCE DATA......................................................................S-4

FINANCIAL INFORMATION.................................................................S-4

Appendix I    -        AIM Series Trust Statement of Additional Information
Appendix II   -        Audited Financial Statements of AIM Global Consumer Products and
                       Services Fund
Appendix III  -        Pro Forma Financial Statements

THE COMPANY

This Statement of Additional Information relates to AIM Series Trust (the "Company") and its investment portfolio, AIM Global Trends Fund. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). AIM Global Trends Fund is a separate series of shares of beneficial interests of the Company. For a discussion of the history of the Company, see heading "General Information About the Trust" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of AIM Global Trends Fund adopted by the Company's Board of Trustees, see heading "Investment Limitations" in the Company's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's trustees and executive officers and identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management - Trustees and Executive Officers" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Management - Management Services Relating to the Funds," "The Distribution Plans," and "The Distributor" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Portfolio Transactions and Brokerage" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of beneficial interest, see heading "General Information about the Trust" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Net Asset Value Determination" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Dividends, Distributions and Tax Matters" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Investment Results" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of AIM Global Trend Funds and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Global Consumer Products and Services Fund and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of AIM Global Consumer Products and Services Fund, dated October 31, 2000, which is incorporated herein by reference and attached hereto as Appendix II.

Pro forma financial statements for AIM Global Trends Fund, giving effect to the Reorganization, are attached hereto as Appendix III.

                                                                      APPENDIX I

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION






                     CLASS A, CLASS B, AND CLASS C SHARES OF
                             AIM GLOBAL TRENDS FUND


                             (A SERIES PORTFOLIO OF
                                AIM SERIES TRUST)


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                 ---------------










          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
            AND IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF
              THE ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED
              FREE OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS,INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                 ---------------

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001 RELATING TO THE AIM GLOBAL TRENDS FUND PROSPECTUS DATED MAY 1, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................2

         Primary Investment Practices of the Fund.................................................................2
                  Financial Services Industry.....................................................................3
                  Infrastructure Industry.........................................................................3
                  Natural Resources Industry......................................................................3
                  Consumer Products and Services Industry.........................................................4
                  Health Care Industry............................................................................5
                  Telecommunications and Technology Industry......................................................5
         Other Investment Practices of the Fund...................................................................6

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................10

         Introduction............................................................................................10
         Special Risks of Options, Futures and Currency Strategies...............................................10
         Writing Call Options....................................................................................11
         Writing Put Options.....................................................................................12
         Purchasing Put Options..................................................................................13
         Purchasing Call Options.................................................................................13
         Index Options...........................................................................................15
         Interest Rate, Currency and Stock Index Futures Contracts...............................................16
         Options on Futures Contracts............................................................................18
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................18
         Forward Contracts.......................................................................................18
         Foreign Currency Strategies -- Special Considerations...................................................19
         Cover...................................................................................................20

ADDITIONAL RISK FACTORS..........................................................................................20

         General.................................................................................................20
         Financial Services Industry.............................................................................21
         Infrastructure Industry.................................................................................21
         Natural Resources Industry..............................................................................22
         Consumer Products and Services Industry.................................................................22
         Health Care Industry....................................................................................22
         Telecommunications and Technology Industry..............................................................22
         Debt Securities.........................................................................................23
         Investing in Smaller Companies..........................................................................24
         Illiquid Securities.....................................................................................24
         Foreign Securities......................................................................................25

INVESTMENT LIMITATIONS...........................................................................................26

         Investment Limitations of the Fund......................................................................26

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................29

         General Brokerage Policy................................................................................29
         Allocation of Portfolio Transactions....................................................................29
         Allocation of Initial Public Offering ("IPO") Securities Transactions...................................30
         Section 28(e) Standards.................................................................................30
         Transactions with Regular Brokers.......................................................................31

         Brokerage Commissions Paid..............................................................................31
         Portfolio Turnover......................................................................................31

MANAGEMENT.......................................................................................................32

         Trustees and Executive Officers.........................................................................32
         Management Services Relating to the Fund................................................................34
         Expenses of the Fund....................................................................................35

THE DISTRIBUTION PLANS...........................................................................................35

         The Class A and C Plan..................................................................................35
         The Class B Plan........................................................................................36
         Both Plans..............................................................................................36

THE DISTRIBUTOR..................................................................................................40

         Sales Charges and Dealer Concessions....................................................................42

REDUCTIONS IN INITIAL SALES CHARGES..............................................................................44

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................48

HOW TO PURCHASE AND REDEEM SHARES................................................................................50

         Backup Withholding......................................................................................51

NET ASSET VALUE DETERMINATION....................................................................................52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................53

         Reinvestment of Dividends and Distributions.............................................................53
         Tax Matters.............................................................................................53
         Taxation of the Fund....................................................................................53
         Reinstatement Privileges and Wash Sales.................................................................54
         Taxation of Certain Investment Activities...............................................................54
         Taxation of the Fund's Shareholders.....................................................................56

SHAREHOLDER INFORMATION..........................................................................................57

MISCELLANEOUS INFORMATION........................................................................................59

         Charges for Certain Account Information.................................................................59
         Custodian...............................................................................................59
         Transfer Agency and Fund Accounting Services............................................................60
         Independent Accountants.................................................................................60
         Legal Matters...........................................................................................60
         Shareholder Liability...................................................................................60
         Control Persons and Principal Holders of Securities.....................................................60

INVESTMENT RESULTS...............................................................................................61

         Total Return Quotations.................................................................................61
         Performance Information.................................................................................62

APPENDIX A......................................................................................................A-1

         Description of Commercial Paper Ratings................................................................A-1
         Description of Bond Ratings............................................................................A-1
         Absence of Rating......................................................................................A-2

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Global Trends Fund, formerly known as GT Global New Dimension Fund, (the "Fund"). The Fund is a diversified series of AIM Series Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. The Fund seeks its investment objective by investing substantially all of its assets in the following global industry sectors: consumer products and services, financial services, health care infrastructure, natural resources, and telecommunications and technology. A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Fund.

         The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the Fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated May 1, 2001, which relates to the Class A, Class B and Class C shares of the Fund. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739, or by calling (800) 347-4246.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust was previously organized as a Massachusetts business trust named "GT Global Series Trust," which was established on August 26, 1996 and which had one series named "GT Global New Dimension Fund." On May 29, 1998, the Trust was reorganized into a Delaware business trust, which was initially established on May 7, 1998. The Trust currently consists of one series, the Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. From time to time the Board of Trustees of the Trust may create new series of shares without the necessity of a vote of the shareholders of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to the Fund is that of GT Global New Dimension Fund.

         The term "majority of the outstanding shares" of the Trust, of the Fund or of a particular class of the Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, the Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, the Fund or such class.

         Class A, Class B and Class C shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of the Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B Shares to Class A Shares, there are no conversion rights.

         Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class A shareholders and Class B shareholders of the Fund must approve any material increase in fees payable with respect to the Class A shares of the Fund under the Class A and C Plan). If any additional series of the Trust are established, on any matter submitted to a vote of shareholders, shares of each series will be voted by its shareholders individually when the matter affects the specific interest of that series only, such as approval of its investment management arrangements. The shares of the Trust's series would be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection by the Board of Trustees of the Trust's independent accountants.

         Normally there will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended ("1940 Act"). Fund shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

         Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other Fund shares and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges, except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Fund shares, when issued, are fully paid and nonassessable.


                         INVESTMENT STRATEGIES AND RISKS

PRIMARY INVESTMENT PRACTICES OF THE FUND

         The following discussion of investment strategies and risks supplements the discussion of investment objective and risks set forth in the Prospectus under the headings "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         The Fund's investment objective is long-term growth of capital. The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. Unless specifically noted, the Fund's investment policies described in the Prospectus and this Statement of Additional Information, are not fundamental policies and may be changed by the Trust's Board of Trustees without shareholder approval.

         In addition to the investment practices described in the Prospectus, the Fund may engage in certain other investment practices, including lending their portfolio securities; purchasing securities on a when-issued or delayed delivery basis; entering into repurchase or reverse repurchase agreements; and borrowing money. There is no assurance that the Fund will achieve its investment objective.

         The Fund invests primarily in six global industry sectors; consumer products and services, financial services, health care, infrastructure, natural resources and telecommunications and technology, so the Fund's investment performance is directly related to the investment performance of the companies in those sectors. In particular, each of the sectors is subject to governmental regulation that may have a material effect on the products and services offered by companies in these industries.

Financial Services Industry

         Examples of financial services companies include commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.

         AIM believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in AIM's view, as the industries evolve, opportunities will emerge for those companies positioned for the future. Thus, AIM expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial services companies that are positioned for the future.

Infrastructure Industry

         Examples of infrastructure companies include those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in AIM's judgment, constitute services significant to the development of a country's infrastructure.

         AIM believes that a country's infrastructure is one key to the long-term success of that country's economy. AIM believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. AIM believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

         In the developed countries of North America, Europe, Japan and the Pacific Rim, AIM expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in AIM's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

         AIM believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economies may be the development or improvement of their infrastructure.

Natural Resources Industry

         Examples of natural resource companies include those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in AIM's opinion are significant to the ownership and development of natural resources and other basic commodities.

         AIM believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. AIM believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

         AIM also believes that investments in natural resource companies offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. AIM believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

         AIM has identified four areas in the natural resources industry that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and
(iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

Consumer Products and Services Industry

         Examples of consumer products and services companies include those that manufacture, market, retail, or distribute: durable goods (such as homes, household goods, automobiles, boats, furniture and appliances, and computers); non-durable goods (such as food and beverages and apparel); media, entertainment, broadcasting, publishing and sports-related goods and services (such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging); and goods and services to companies in the foregoing industries (such as advertisers, textile companies and distribution and shipping companies).

         The Fund expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, AIM believes, may offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.

         AIM also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economies, such as those in China, Southeast Asia, Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In AIM's view, these changes are likely to create investment opportunities in companies, both local and multinational, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.

Health Care Industry

         Examples of health care companies include those that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

         The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care industries, however, are global industries with significant, growing markets outside of the United States. A sizable portion of the companies which comprise the health care industries are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

         AIM believes that the global health care industries offer attractive long-term supply/demand dynamics. While the United States, Western Europe, and Japan presently account for a substantial portion of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, AIM believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in AIM's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

         In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. AIM believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

Telecommunications and Technology Industry

         Examples of telecommunications and technology companies include those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer components, equipment, and software equipment; Internet technology; mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

         AIM believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print also may be represented, however.

         AIM has identified four areas in the telecommunications and technology industry that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses;
(iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

         SELECTION OF EQUITY INVESTMENTS AND ASSET ALLOCATION. The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. The industries represented in the Fund, however, are global industries with significant, growing markets outside of the United States. A sizable proportion of the companies that comprise the industries in which the Fund invests are headquartered outside of the United States.

         For these reasons, AIM believes that a portfolio composed only of securities of U.S. issuers does not provide the greatest potential return from an investment by the Fund. AIM uses its financial expertise in markets located throughout the world and the substantial global resources of AMVESCAP PLC in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, AIM seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term capital presented by the industries represented in the Fund.

OTHER INVESTMENT PRACTICES OF THE FUND

         U.S. GOVERNMENT SECURITIES. The Fund may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Among the U.S. government securities that may be held by the Fund are securities that are supported by the full faith and credit of the United States; securities that are supported by the right of the issuer to borrow from the U.S. Treasury; and securities that are supported solely by the credit of the instrumentality.

         There may be times when, in AIM's opinion, prevailing market, economic or political conditions warrant reducing the proportion of the Fund's assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the United States, or a foreign government. A portion of the Fund's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares to provide for ongoing expenses and to satisfy redemptions.

         In certain countries, governmental restrictions and other limitations on investment may affect the Fund's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. AIM is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Fund's Prospectus and Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. The Fund does not have a present intention of making any significant investment in any country or stock market in which AIM considers the political or economic situation to threaten the Fund with substantial or total loss of its investment in such country or market.

         EQUITY-LINKED DERIVATIVES. The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investments in Other Investment Companies."

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. With respect to certain countries, investments by the Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.

         The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

         WARRANTS OR RIGHTS. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         LENDING OF FUND SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of its securities holdings amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash, U.S. government securities, or certain irrevocable letters of credit at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with the loan of their securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by AIM to be of good standing and will not be made unless, in AIM's judgment, the consideration to be earned from such loans would justify the risk.

         COMMERCIAL BANK OBLIGATIONS. For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

         REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer on an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by AIM to present minimal credit risks in accordance with guidelines established by the Board of Trustees. AIM will review and monitor the creditworthiness of such institutions under the Board's general supervision.

         The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and it could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such code that would allow the immediate resale of such collateral. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

         BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS. The Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of the Fund's shares. The Fund's borrowings will not exceed 33 1/3% of its total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's securities holdings or other factors cause the ratio of its total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no additional investments will be made if the Fund's borrowings exceed 5% of its total assets. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

         The Fund's fundamental investment limitations permit it to borrow money for leveraging purposes. However, the Fund is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Board. If the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of the Fund. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

         The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of securities to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the securities in the future at an agreed upon price, which includes an interest component. The Fund may also engage in "roll" borrowing transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not



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identical, securities at a future date. The Fund will segregate cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

         WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time that the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time that the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

         SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

         When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by it on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, it will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

         The Fund will not make a short sale if, after giving effect to the sale, the market value of the securities sold short exceeds 25% of the value of its total assets or its aggregate short sales of the securities of any one issuer exceed the lesser of 2% of its net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange.

         TEMPORARY DEFENSIVE STRATEGIES. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, (U.S. dollars, foreign currencies or multinational currency units) money market instruments, or high-quality debt securities. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective.

         Money market instruments in which the Fund may invest include, but are not limited to, United States government securities; high-grade commercial paper; bank certificates of deposit; bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by AIM to be of comparable quality.

         PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Fund may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may invest in such instruments up to the full value of its portfolio assets.

         To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such future contracts to hedge against movements in exchange rates.

         In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that AIM intends to include in the Fund's holders. The Fund also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

         Further, the Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely the Fund's holders. The Fund also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. The Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Fund of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.



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

         (1) Successful use of most of these instruments depends upon AIM's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because AIM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

         (5) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS

         The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of AIM, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in their policies that limit the pledging or mortgaging of their assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

         The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, AIM will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

         The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

         The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund generally would write put options in circumstances where AIM wishes to purchase the underlying security or currency for the Fund's holdings at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

         The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

         The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund may also purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill its delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

         Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase.

         The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appear to be liquid secondary markets. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

         A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September deutschmarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September deutschmarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's



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performance under the Futures Contract. The margin required for a particular
Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contracts and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

         If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

         If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

         The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

         A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

         The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

         Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Board.

         The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to its overall investments. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, it either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

         The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the portfolio manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

         Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

         Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                             ADDITIONAL RISK FACTORS

GENERAL

         Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure, and entitle holders to an interest in the assets of the issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. The value of debt securities held by the Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

FINANCIAL SERVICES INDUSTRY

         Companies in the financial services sector are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy), and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Foreign banks, particularly those of Japan, have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

         The financial services area in the United States currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage, and investment advisory companies are subject to government regulation and risk due to securities trading and underwriting activities.

         Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance company investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurance profits may be affected by certain weather catastrophes and other disasters. Life and health insurers' profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations, and profitability.

INFRASTRUCTURE INDUSTRY

         The nature of regulation of infrastructure industries continues to evolve in both the United States and foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water, and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Government regulation may also hamper the development of new technologies. Adverse regulatory developments could therefore potentially affect the performance of the Fund.

         In addition, many infrastructure companies have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental, and other safety regulations and changes in the regulatory climate. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies tend to increase when interest rates decline and decrease when interest rates rise. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices.

         Some infrastructure companies, such as water supply companies, operate in highly fragmented market sectors due to local ownership. In addition, some of these companies are mature and experience little or no growth. Either of these factors could have a material effect on infrastructure companies and could therefore affect the performance of the Fund.

NATURAL RESOURCES INDUSTRY

         The Fund invests in companies that engage in the exploration, development, and distribution of coal, oil and gas in the United States. These companies are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations. Governmental regulation may also hamper the development of new technologies.

         Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.

         The value of securities of natural resource companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

CONSUMER PRODUCTS AND SERVICES INDUSTRY

         The performance of consumer products and services companies relates closely to the actual and perceived performance of the overall economy, interest rates, and consumer confidence. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. As a result of either of these factors, consumer products and services companies may be subject to increased share price volatility.

         The consumer products and services industry may also be subject to greater government regulation than many other industries. Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities.

HEALTH CARE INDUSTRY

         Health care industries generally are subject to substantial governmental regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care industries and therefore could affect the performance of the Fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

TELECOMMUNICATIONS AND TECHNOLOGY INDUSTRY

         Telecommunications and technology industries may be subject to greater governmental regulation than many other industries and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in those industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. In addition, certain types of companies in the telecommunications and technology industries are engaged in fierce competition for market share that could result in increased share price volatility.

DEBT SECURITIES

         The value of the debt securities held by the Fund generally will vary conversely with market interest rates. If interest rates in a market fall, the value of the debt securities held by the Fund ordinarily will rise. If market interest rates increase, however, the debt securities owned by the Fund in that market will be likely to decrease in value.

         Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See Appendix A for a description of the various debt ratings.

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities of corporate issuers frequently have call or buy-back features that permit the issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing their portfolio investments. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Fund may have limited legal recourse in the event of a default.

         AIM attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors.

INVESTING IN SMALLER COMPANIES

         While the Fund's holdings normally will include securities of established suppliers of traditional products and services, the Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which it values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are liquid.

         Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         With respect to liquidity determinations generally, the Board has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to AIM, in accordance with procedures approved by the Board. AIM takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). AIM monitors the liquidity of securities held by the Fund and periodically reports such determinations to the Board. If the liquidity percentage restriction of the Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, AIM will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund. AIM believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises that are illiquid (collectively, "Special Situations") could enable the Fund to achieve capital appreciation substantially exceeding the appreciation it would realize if it did not make such investments. However, in order to attempt to limit investment risk, the Fund will invest no more than 5% of its total assets in Special Situations.

FOREIGN SECURITIES

         The Fund may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.
S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 1, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


                             INVESTMENT LIMITATIONS

INVESTMENT LIMITATIONS OF THE FUND

         The following fundamental limitations of the Fund cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

         1. The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         4. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions, of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by government or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         5. The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         6. The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         7. The Fund may not make personal loans or loans to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Fund follows internal guidelines relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees.

         1. In complying with the diversification restriction set forth in (1) above, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
         (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment adviser, subject to the terms and conditions of any exemptive orders issued by the SEC.

         2. In complying with the borrowing restriction set forth in (2) above, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an "AIM Fund"). The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceed 5% of the Fund's total assets.

         3. In complying with the concentration restriction set forth in (4) above, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         4. In complying with the lending restrictions set forth in (7) above, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

         5. Notwithstanding the restriction set forth in (8) above, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the Fund.

         6. The Fund will not invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

         7. The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

         8. The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contract or derivative instruments;

         9. The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

         If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit the Fund's borrowing abilities. The Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of the Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in affiliated money market funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of December 31, 2000, the Fund held an amount of common stock issued by Merrill Lynch & Co. having a market value of $450,038, and common stock issued by Lehman Brothers Holdings having a market value of $351,650.

BROKERAGE COMMISSIONS PAID

         For the fiscal year ended December 31, 2000, and for the period ended December 31, 1999, the Fund paid aggregate brokerage commissions of $295,680 and $81,004, respectively.

PORTFOLIO TURNOVER

         Although the Fund does not intend generally to trade for short-term profits, the securities held by the Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders.

         Prior to August 27, 1999, the Fund invested substantially all of its assets in the AIM Theme Funds and periodically rebalanced its investments among those funds. In August 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. This led to a substantial difference in portfolio turnover rates in fiscal years ending in 1999 and 2000. For the fiscal years ended December 31, 2000 and 1999, the portfolio turnover rates were 260% and 147%, respectively.


                                   MANAGEMENT

TRUSTEES AND EXECUTIVE OFFICERS

         The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

                                                 PAST
                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
    NAME, ADDRESS AND AGE                     REGISTRANT         5 YEARS
    ---------------------                 -------------------    ---------------------------------------------
*ROBERT H. GRAHAM (54)                   Trustee, Chairman and   Director, President and Chief Executive Officer,
                                               President         A I M Management Group Inc.; Director and President,
                                                                 A I M Advisors, Inc.; Director and Senior Vice
                                                                 President, A I M Capital Management, Inc., A I M
                                                                 Distributors, Inc., A I M Fund Services, Inc. and
                                                                 Fund Management Company; and Director and Vice
                                                                 Chairman, AMVESCAP PLC.

C. DEREK ANDERSON (60)                          Trustee          Senior Managing Partner, Plantagenet Capital
456 Montgomery Street                                            Management, LLC (an investment partnership); Chief
Suite 200                                                        Executive Officer, Plantagenet Holdings, Ltd. (an
San Francisco, CA 94104                                          investment banking firm); Director, PremiumWear,
                                                                 Inc. (formerly Munsingwear, Inc.) (a casual apparel
                                                                 company), 'R' Homes, Inc. and various other
                                                                 privately owned companies.

----------

         * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

                                                 PAST
                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
    NAME, ADDRESS AND AGE                     REGISTRANT         5 YEARS
    ---------------------                 -------------------    ---------------------------------------------
FRANK S. BAYLEY (61)                            Trustee          Partner, law firm of Baker & McKenzie; Director
Two Embarcadero Center                                           and Chairman, Stimson Marina, Inc., a subsidiary
Suite 2400                                                       of C. D. Stimson Company (a private investment
San Francisco, CA 94111                                          company) and Trustee, The Badgley Funds.

RUTH H. QUIGLEY (66)                            Trustee          Private investor; and President, Quigley Friedlander
1055 California Street                                           & Co., Inc. (a financial advisory services firm) from
San Francisco, CA 94108                                          1984 to 1986.

MELVILLE B. COX (57)                         Vice President      Vice President and Chief Compliance Officer, A I M
                                                                 Advisors, Inc., A I M Capital Management, Inc.,
                                                                 A I M Distributors, Inc., A I M Fund Services, Inc.
                                                                 and Fund Management Company.

GARY T. CRUM (53)                            Vice President      Director and President, A I M Capital Management,
                                                                 Inc.; Director and Executive Vice President, A I M
                                                                 Management Group Inc.; Director and Senior Vice
                                                                 President, A I M Advisors, Inc.; and  Director,
                                                                 A I M Distributors, Inc. and AMVESCAP PLC.

CAROL F. RELIHAN (46)                        Vice President      Director, Senior Vice President, General Counsel
                                             and Secretary       and Secretary, A I M Advisors, Inc.; Senior Vice
                                                                 President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company; Vice
                                                                 President and General Counsel, A I M Fund Services,
                                                                 Inc.; and Vice President, A I M Capital Management,
                                                                 Inc. and A I M Distributors, Inc.

DANA R. SUTTON (42)                        Vice President and    Vice President and Fund Controller, A I M Advisors,
                                               Treasurer         Inc.; and Assistant Vice President and Assistant
                                                                 Treasurer, Fund Management Company.

         The Board of Trustees has a Nominating and Audit Committee, comprised of Ms. Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as

Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of AIM or any other affiliated company is paid an annual retainer component, plus a per-meeting fee component and reimbursed travel and other expenses incurred in connection with attendance at such meetings.

         For the fiscal year ended December 31, 2000, Mr. Anderson, Mr. Bayley and Ms. Quigley, who are not directors, officers or employees of AIM or any affiliated company, received total compensation of $3,346, $3,415 and $3,415, respectively, from the Trust for their services as Trustees. For the fiscal year ended December 31, 2000, Mr. Anderson, Mr. Bayley and Ms. Quigley, who are not directors, officers or employees of AIM or any other affiliated company, received total compensation of $103,000, $105,000 and $105,000, respectively, from the investment companies managed or administered by AIM for which he or she served as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. Other Trustees and officers receive no compensation or expense reimbursement from the Trust. As of March 30, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

MANAGEMENT SERVICES RELATING TO THE FUND

         AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 135 investment portfolios encompassing a broad range of investment objectives.

         AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Fund's principal underwriter, AIM Distributors.

         AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are independent investment management groups that have a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

         In addition to the investment resources of their Houston office, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, AIM employs a team approach, taking advantage of its investment resources around the world.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         AIM serves as the Fund's investment advisor under an investment advisory contract between the Trust and AIM ("Master Investment Advisory Agreement," the "Agreement"). As investment advisor, AIM makes all investment decisions for the Fund, and, as administrator, administers the Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Fund and provides suitable office space, necessary small office equipment and utilities.

         The Agreement may be renewed with respect to the Fund for additional one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Fund's Board of Trustees or the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Agreement and the Administration Contract provide that with respect to the Fund, either the Trust or AIM may terminate either the Agreement or the Administration Contract without penalty upon sixty days' written notice to the other party. The Agreement terminates in the event of its assignment (as defined in the 1940
Act).

         For investment advisory services, the Fund pays AIM fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. The investment advisory fees paid by the Fund are higher than those paid by most mutual funds. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively, until June 30, 2001.

         AIM may from time to time further waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         For the fiscal year ended December 31, 2000, and the period ended December 31, 1999, the Fund paid AIM the following net investment advisory fees in the amounts of $410,775 and $142,786, respectively.

         For the fiscal year ended December 31, 2000 and the period ended December 31, 1999, AIM waived investment advisory fees for the Fund in the amounts of $66,219 and 52,643, respectively.

         AIM also serves as administrator and pricing and fund accounting agent to the Fund under a Master Administrative Services Agreement between the Trust and AIM ("Administration Contract"). For the fiscal year ended December 31, 2000 and for the period ended December 31, 1999, the Fund paid AIM $50,000 and $17,100, respectively, in administrative fees.

EXPENSES OF THE FUND

         The Fund pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the investment advisory and administration fees discussed above, distribution, transfer agency, pricing and accounting agency and brokerage fees, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

         The Trust has adopted a Master Distribution Plan, as amended, pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Fund (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.50% per annum of their average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions including AIM Distributors, acting as principal, for providing continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions including AIM Distributors, acting as principal, in excess of such amount would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

         The Trust has also adopted a Master Distribution Plan as amended, pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan," and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Fund or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Fund, performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation.

         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Fund authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under
Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to contractholders relative to the Fund as deemed necessary; generally, facilitating communications with contractholders concerning investments in the Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         In addition, Shareholder Service Agreements may be permitted under the Plans for bank trust departments and brokers for bank trust departments which provide shareholder services to their customers.

         AIM Distributors, acting as principal, may also enter into Shareholder Service Agreements with the Fund, substantially identical to those agreements entered into with investment dealers or other financial institutions, authorizing payments to AIM Distributors for providing continuing personal shareholder services to those customers for which AIM Distributors serves as dealer of record.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Fund to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and its respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds, pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

         For the fiscal year ended December 31, 2000, the Fund paid the following amounts under the current plan:

                                                                                % OF CLASS AVERAGE DAILY
                                                                                      NET ASSETS
                                                                          ------------------------------------
                                CLASS A      CLASS B       CLASS C        CLASS A        CLASS B       CLASS C
                                -------      -------       -------        -------        -------       -------
         Year Ended
         December 31, 2000      $106,433     $263,363      $11,910         0.50%          1.00%         1.00%

         An estimate of fees by category paid by the Fund with regard to Class A, Class B and Class C shares during the fiscal year ended December 31, 2000 follows:

CLASS A
     Advertising........................................................................  $   8,721
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................        677
     Seminars...........................................................................      1,880
     Compensation to Underwriters to partially offset
         other marketing expenses.......................................................          0
     Compensation to Dealers including Finder's Fees....................................     95,155
     Compensation to Sales Personnel....................................................          0

CLASS B
     Advertising........................................................................  $   2,082
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................        206
     Seminars...........................................................................        382
     Compensation to Underwriters to partially offset
         other marketing expenses.......................................................    197,523
     Compensation to Dealers............................................................     63,170
     Compensation to Sales Personnel....................................................          0

CLASS C
     Advertising........................................................................  $       0
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................          0
     Seminars...........................................................................          0
     Compensation to Underwriters.......................................................      6,151
     Compensation to Dealers............................................................      5,759
     Compensation to Sales Personnel....................................................          0

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and their respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the same Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of the Fund, as compared to 1.00% of such assets of the Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors and its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Fund's shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." Master Distribution Agreements with AIM Trustees relating to the Class A, Class B and Class C shares of the Funds were approved by the Board of Directors on May 7, 1998. Certain trustees and officers of the Trust are affiliated with AIM Distributors. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Fund's prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve the Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B Shares in order to finance distribution expenditures in respect of Class B Shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by GT Global, Inc., the Fund's distributor prior to June 1, 1998, for the fiscal period ended December 31, 1998.

                                                                                   JANUARY 1, 1998 TO
                                                                                      JUNE 1, 1998
                                                                                  ---------------------
                                                                                   SALES       AMOUNT
                                                                                  CHARGES     RETAINED
                                                                                  -------     --------
AIM Global Trends Fund............................................                $85,590     $ 14,589

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by AIM Distributors for the fiscal years ended December 31, 2000, 1999 and the period June 1, 1998 to December 31, 1998, respectively:

                                        YEAR ENDED                 YEAR ENDED              JUNE 1, 1998 TO
                                     DECEMBER 31, 2000          DECEMBER 31, 1999         DECEMBER 31, 1998
                                    -------------------        -------------------       -------------------
                                     SALES      AMOUNT          SALES      AMOUNT         SALES      AMOUNT
                                    CHARGES    RETAINED        CHARGES    RETAINED       CHARGES    RETAINED
                                    -------    --------        -------    --------       -------    --------
AIM Global Trends Fund...........   $70,734     $12,562        $ 30,132   $  5,165       $ 5,303    $  5,203

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the fiscal years ended December 31, 2000, 1999 and 1998, respectively:

                                                         2000               1999              1998
                                                      ----------         ----------         --------
AIM Global Trends Fund...........................     $     427          $    1,175         $ 77,466

SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund AIM European Development Fund, AIM European Small Company Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Technology Fund, AIM Select Growth Fund, AIM Small Cap Equity Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund, AIM Value II Fund, AIM Weingarten Fund and AIM Worldwide Spectrum Fund.

                                                                                                    Dealer
                                                                                                  Concession
                                                               Investor's Sales Charge           -----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                  Amount of Investment in                     Offering           Amount            Offering
                   Single Transaction(1)                        Price           Invested            Price
                  -----------------------                   -------------      ----------        -----------
                          Less than $   25,000                  5.50%             5.82%             4.75%
             $ 25,000 but less than $   50,000                  5.25              5.54              4.50
             $ 50,000 but less than $  100,000                  4.75              4.99              4.00
             $100,000 but less than $  250,000                  3.75              3.90              3.00
             $250,000 but less than $  500,000                  3.00              3.09              2.50
             $500,000 but less than $1,000,000                  2.00              2.04              1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                                    Dealer
                                                                                                  Concession
                                                               Investor's Sales Charge            ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                   Amount of Investment in                    Offering           Amount            Offering
                     Single Transaction                         Price           Invested             Price
                   -----------------------                  -------------      ----------         ----------
                           Less than $   50,000                 4.75%             4.99%              4.00%
              $ 50,000 but less than $  100,000                 4.00              4.17               3.25
              $100,000 but less than $  250,000                 3.75              3.90               3.00
              $250,000 but less than $  500,000                 2.50              2.56               2.00
              $500,000 but less than $1,000,000                 2.00              2.04               1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                                   Dealer
                                                                                                 Concession
                                                              Investor's Sales Charge            ----------
                                                           -----------------------------            As a
                                                               As a              As a            Percentage
                                                            Percentage        Percentage           of the
                                                           of the Public      of the Net           Public
                     Amount of Investment In                 Offering           Amount            Offering
                       Single Transaction                     Price            Invested            Price
                   ---------------------------             -------------      ----------         ----------
                          Less than $  100,000                1.00%              1.01%             0.75%
             $100,000 but less than $  250,000                0.75               0.76              0.50
             $250,000 but less than $1,000,000                0.50               0.50              0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to or instead of amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to the particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked;

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company;

         o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the Code; and

         o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of

AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time; and

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;
(4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption "Purchasing Shares."

         The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Fund or with AIM and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are listed under the caption "REDUCTIONS IN INITIAL SALES CHARGES - Purchases at Net Asset Value". You may also be charged a transaction or other fee by the financial institution managing your account.

         Complete information concerning the method of exchanging shares of the Fund for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchanging Shares."

         Information concerning redemption of the Fund's shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Fund in cash.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

    o    a corporation

    o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

    o    the United States or any of its agencies or instrumentalities

    o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

    o a foreign government or any of its political subdivisions, agencies or instrumentalities

    o an international organization or any of its agencies or instrumentalities

    o    a foreign central bank of issue

    o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

    o a futures commission merchant registered with the Commodity Futures Trading Commission

    o    a real estate investment trust

    o    an entity registered at all times during the tax year under the 1940
         Act

    o    a common trust fund operated by a bank under Section 584(a)

    o    a financial institution

    o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

    o    a trust exempt from tax under Section 664 or described in Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

         The net asset value per share of the Fund is normally determined daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, buy the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security held (excluding convertible bonds) by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations the mean between the bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in "Shareholder Information -- Dividends and Distributions." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUND

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

         By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

REINSTATEMENT PRIVILEGES AND WASH SALES

         If a shareholder disposes of the Fund's shares ("original shares") within 120 days after purchase thereof and subsequently reacquires shares of the Fund or acquires shares of another AIM Fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then
(1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES

         Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain -- which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if they did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Options, Futures and Foreign Currency Transactions. The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for the Fund.

                  Futures and foreign currency contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle" with respect to which a fund has elected not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

         Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, Futures and Forward Contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

TAXATION OF THE FUND'S SHAREHOLDERS

         Dividends and other distributions declared by the Fund, and payable to shareholders of record as of a date, in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

         The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in the Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. The Fund will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of the Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Trust to be held in separate accounts outside the United States in the custody of non-U.S. banks.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         The Transfer Agency and Service Agreement between the Trust and AFS, a registered transfer agent and wholly owned subsidiary of AIM, P. O. Box 4739, Houston, Texas 77210-4739, provides that AFS will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998.

         Pursuant to the Master Administrative Services Agreement, AIM serves as the Fund's pricing and accounting agent. Under the Fund's previous administration contract, the Fund paid no fund accounting fees for the fiscal years ended December 31, 1997 and 1998.

INDEPENDENT ACCOUNTANTS

         The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, conducts annual audits of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting, regulatory filings, and federal and state income taxation.

         The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

         The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Fund.

SHAREHOLDER LIABILITY

         Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of March 30, 2001, and the percentage of the outstanding shares held by such holders are set forth below.

                                                                              Percent          Percent Owned
         Name and Address                                                    Owned of          of Record and
         of Record Owner                                                      Record*          Beneficially
         ---------------                                                     --------          -------------
         CLASS C
         -------
         Merrill Lynch Pierce Fenner & Smith                                   6.97%                 0
         4800 Deer Lake Dr. East, 2nd Floor
         Jacksonville, FL 32246

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:

                                         n
                                   P(1+T) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  T      =     average annual total return (assuming the
                               applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

         The standardized returns for the Class A, Class B and Class C shares for the Fund, stated as average annual total returns for the one year period ended December 31, 2000, and since inception, (which include the maximum sales charge of 4.75% and reinvestment of all dividends and distributions, were:

                                                                   One Year
                                                                 Period Ended                Since
                                                               December 31, 2000           Inception
                                                               -----------------           ---------
         Class A Shares                                             (12.29)%                 11.20%
         Class B Shares                                             (12.50)%                 11.61%
         Class C Shares                                              (9.21)%                 14.77%

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:



----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                         n
                                   P(1+U) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  U      =     average annual total return assuming payment of
                               only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:
                                         n
                                   P(1+V) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  V      =     cumulative total return assuming payment of all
                               of, a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the stated period.

         The cumulative total returns for Class A, Class B and Class C shares of the Fund for the periods shown, were:

                                                                                         Periods ended
                                                                                       December 31, 2000
                                                                                  ----------------------------
                                                                                  1 Year       Since Inception
                                                                                  ------       ---------------
         Class A Shares.........................................................  (12.29)%          41.87%
         Class B Shares.........................................................  (12.50)%          43.59%
         Class C Shares.........................................................   (9.21%           51.06%

         The inception date of Class A, Class B and Class C shares of the Fund are September 15, 1997, September 15, 1997 and January 2, 1998, respectively.

PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

         The Fund may participate in the IPO market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on the Fund with a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return and yield figures for the Fund are neither fixed nor guaranteed, and the Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of the Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. Such publications or media entities may include the following, among others:

Advertising Age             Insurance Forum
Barron's                    Institutional Investor
Best's Review               Insurance Week
Broker World                Investor's Daily
Business Week               Journal of the American Society of CLU & ChFC
Changing Times              Kiplinger Letter
Christian Science Monitor   Money
CNBC                        Mutual Fund Forecaster
CNN                         Mutual Fund Magazine
Consumer Reports            Nation's Business
Economist                   New York Times
EuroMoney                   PBS
FACS of the Week            Pension World
Financial Planning          Pensions & Investments
Financial Product News      Personal Investor
Financial Services Week     Philadelphia Inquirer
Financial World             Smart Money
Forbes                      USA Today
Fortune                     U.S. News & World Report
Global Finance              Wall Street Journal
Hartford Courant Inc.       Washington Post

         The Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, or compare the Fund's performance to performance data of similar mutual funds as published in the following, among others:

Bank Rate National Monitor Index
Bear Stearns Foreign Bond Index
Bond Buyer Index
CDA/Wiesenberger Investment Company Services (data and mutual fund rankings and comparisons)
CNBC/Financial News Composite Index
COFI
Consumer Price Index
Datastream
Donoghue's
Dow Jones Industrial Average
EAFE Index
First Boston High Yield Index
Fitch (publications)
Ibbotson Associates International Bond Index
International Bank for Reconstruction and Development (publications) International Finance Corporation Emerging Markets Database
International Financial Statistics
Lehman Bond Indices
Lipper Inc. (data and mutual fund rankings and comparisons)
Micropal, Inc. (data and mutual fund rankings and comparisons)
Moody's Investors Service (publications)
Morgan Stanley Capital International All
Country (AC) World Index
Morgan Stanley Capital International World Indices
Morningstar, Inc. (data and mutual fund rankings and comparisons)
NASDAQ
Organization for Economic Cooperation and Development (publications)
Salomon Brothers Global Telecommunications Index
Salomon Brothers World Government Bond Index -- Non-U.S.
Salomon Brothers World Government Bond Index
Standard & Poor's (publications)
Standard & Poor's 500 Composite Stock Price Index
Stangar
Wilshire Associates
World Bank (publications and reports)
The World Bank Publication of Trends in Developing Countries
Worldscope

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasuries
         30-year Treasuries
         30-day Treasury Bills

         Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or AIM Distributors. Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include reference to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

         The information quoted will not be independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including, but not limited to, the following:

         o        Consumer and trade groups

         o        Fortune magazine and other periodicals

         o        The World Bank and its publications

         o        The International Monetary Fund (IMF) and its publications

         o        IFC and its publications

         o        OECD and its publications

                                   APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc. ("Moody's") employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") rates commercial paper in four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF BOND RATINGS

         Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories: Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A -- Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Have speculative elements and their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings. C --

Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         S&P rates the debt securities of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree. A -- Has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB -- " rating. B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB -- " rating. CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B -- " rating. CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. C -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC -- " debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. C1 -- Reserved for income bonds on which no interest is being paid. D -- In payment default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS ( -- ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

ABSENCE OF RATING

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS



                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Series Trust and Shareholders of AIM Global Trends Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Trends Fund (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS-51.32%

AEROSPACE/DEFENSE-1.16%

Boeing Co. (The)                          7,900   $   521,400
=============================================================

BANKS (MAJOR REGIONAL)-1.15%

Northern Trust Corp.                      6,300       513,844
=============================================================

BEVERAGES (NON-ALCOHOLIC)-2.45%

Pepsi Bottling Group, Inc., (The)        12,600       503,212
-------------------------------------------------------------
PepsiCo, Inc.                            12,000       594,750
=============================================================
                                                    1,097,962
=============================================================

BIOTECHNOLOGY-0.43%

Albany Molecular Research, Inc.(a)        3,100       191,037
=============================================================

COMMUNICATIONS EQUIPMENT-1.41%

Corning Inc.                              7,000       369,687
-------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)      3,400       261,800
=============================================================
                                                      631,487
=============================================================

COMPUTERS (PERIPHERALS)-3.17%

Brocade Communications Systems,
  Inc.(a)                                 5,600       514,150
-------------------------------------------------------------
EMC Corp(a)                              13,600       904,400
=============================================================
                                                    1,418,550
=============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.91%

Adobe Systems Inc.                        5,300       308,394
-------------------------------------------------------------
Ariba, Inc.(a)                            3,900       209,625
-------------------------------------------------------------
BEA Systems, Inc.(a)                      5,900       397,144
-------------------------------------------------------------
i2 Technologies, Inc.(a)                  7,700       418,687
-------------------------------------------------------------
VERITAS Software Corp.(a)                 4,800       420,000
=============================================================
                                                    1,753,850
=============================================================

ELECTRONICS (SEMICONDUCTORS)-0.82%

Analog Devices, Inc.(a)                   7,200       368,550
=============================================================

FINANCIAL (DIVERSIFIED)-1.20%

Citigroup Inc.                           10,533       537,841
=============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.64%

International Game Technology(a)          6,000       288,000
=============================================================

HEALTH CARE (DIVERSIFIED)-0.65%

IVAX Corp.(a)                             7,600       291,080
=============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.35%

Andrx Group(a)                            4,700       272,012
-------------------------------------------------------------
Forest Laboratories, Inc.(a)              2,500       332,187
=============================================================
                                                      604,199
=============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.82%

Pfizer Inc.                              17,700       814,200
=============================================================

                                                    MARKET
                                        SHARES       VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.31%

HCA-Healthcare Co. (The)                  8,300   $   365,283
-------------------------------------------------------------
Tenet Healthcare Corp.(a)                 5,000       222,187
=============================================================
                                                      587,470
=============================================================

HEALTH CARE (MANAGED CARE)-3.51%

UnitedHealth Group Inc.                  25,600     1,571,200
=============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.41%

Alza Corp.(a)                             7,800       331,500
-------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                             2,400       422,400
-------------------------------------------------------------
Quest Diagnostics Inc.(a)                 2,300       326,600
=============================================================
                                                    1,080,500
=============================================================

INVESTMENT BANKING/BROKERAGE-1.79%

Lehman Brothers Holdings Inc.             5,200       351,650
-------------------------------------------------------------
Merrill Lynch & Co., Inc.                 6,600       450,038
=============================================================
                                                      801,688
=============================================================

MANUFACTURING (DIVERSIFIED)-0.91%

Honeywell International Inc.              8,600       406,888
=============================================================

NATURAL GAS-3.90%

Dynegy Inc.-Class A                      24,400     1,367,925
-------------------------------------------------------------
El Paso Energy Corp.                      5,300       379,613
=============================================================
                                                    1,747,538
=============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-7.64%

BJ Services Co.(a)                        9,200       633,650
-------------------------------------------------------------
ENSCO International Inc.                 18,900       643,781
-------------------------------------------------------------
Global Marine, Inc.(a)                   12,600       357,525
-------------------------------------------------------------
Marine Drilling Cos., Inc.(a)            19,600       524,300
-------------------------------------------------------------
Nabors Industries, Inc.(a)                8,100       479,115
-------------------------------------------------------------
Patterson Energy, Inc.(a)                 9,300       346,425
-------------------------------------------------------------
Schlumberger Ltd.                         1,400       111,913
-------------------------------------------------------------
Smith International, Inc.(a)              4,400       328,075
=============================================================
                                                    3,424,784
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.32%

Anadarko Petroleum Corp.                  8,326       591,812
=============================================================

OIL & GAS (REFINING &
  MARKETING)-0.66%

Valero Energy Corp.                       8,000       297,500
=============================================================

POWER PRODUCERS (INDEPENDENT)-1.53%

Calpine Corp.(a)                         15,200       684,950
=============================================================

RESTAURANTS-0.74%

Brinker International, Inc.(a)            7,900       333,775
=============================================================

RETAIL (DRUG STORES)-1.06%

Walgreen Co.                             11,400       476,663
=============================================================

                                                    MARKET
                                        SHARES       VALUE

RETAIL (SPECIALTY-APPAREL)-0.49%

Talbots, Inc. (The)                       4,800   $   219,000
=============================================================

SAVINGS & LOAN COMPANIES-2.61%

Downey Financial Corp.                    5,000       275,000
-------------------------------------------------------------
Golden West Financial Corp.               6,200       418,500
-------------------------------------------------------------
Washington Mutual, Inc.                   9,000       477,563
=============================================================
                                                    1,171,063
=============================================================

SERVICES (DATA PROCESSING)-1.28%

DST Systems, Inc.(a)                      5,400       361,800
-------------------------------------------------------------
Learning Tree International, Inc.(a)      4,300       212,850
=============================================================
                                                      574,650
=============================================================
    Total Domestic Common Stocks
      (Cost $19,511,483)                           23,001,481
=============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-47.27%

AUSTRALIA-1.16%

Australia & New Zealand Banking Group
  Ltd. (Banks-Major Regional)            64,900       519,220
=============================================================

CANADA-2.95%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           31,800       721,812
-------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                    33,400       515,439
-------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)
  (Acquired 09/08/00; Cost
  $164,473)(a)(b)                        32,400        84,234
=============================================================
                                                    1,321,485
=============================================================

DENMARK-2.48%

Danske Bank A.S. (Banks-Major
  Regional)                              21,000       378,100
-------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)             2,600       466,487
-------------------------------------------------------------
Novozymes A.S.-Class B
  (Biotechnology)(a)                      2,600        52,050
-------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)             4,000       216,560
=============================================================
                                                    1,113,197
=============================================================

FRANCE-8.78%

Altran Technologies S.A.
  (Services-Commercial & Consumer)        1,000       226,311
-------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                  6,600       458,632
-------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)              8,200       719,970
-------------------------------------------------------------
Bouygues Offshore S.A. (Engineering &
  Construction)                           5,744       261,604
-------------------------------------------------------------
Hermes International
  (Manufacturing-Diversified)             1,600       226,724
-------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                   7,400       312,704
-------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            10,000       666,725
-------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                  7,000       377,968
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
FRANCE-(CONTINUED)

TotalFinaElf S.A. (Oil-International
  Integrated)                             3,300   $   490,860
-------------------------------------------------------------
Zodiac SA (Manufacturing-Diversified)       700       193,256
=============================================================
                                                    3,934,754
=============================================================

GERMANY-6.14%

Altana A.G. (Health
  Care-Drugs-Generic & Other)             4,000       631,418
-------------------------------------------------------------
Bayerisch Motoren Werke A.G.
  (Automobiles)(a)                        7,800       254,896
-------------------------------------------------------------
Beiersdorf A.G. (Personal Care)(a)        2,600       269,789
-------------------------------------------------------------
Ergo Versicherungs Gruppe A.G.
  (Insurance Brokers)                     2,300       384,447
-------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Manufacturing-Specialized)               850       227,485
-------------------------------------------------------------
Muenchener
  Rueckversicherungs-Gesellschaft
  A.G. (Insurance Brokers)(a)             1,400       499,575
-------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)             3,700       483,822
=============================================================
                                                    2,751,432
=============================================================

IRELAND-1.16%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         11,100       519,619
=============================================================

ISRAEL-0.96%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health Care-Drugs-Generic
  & Other)                                5,900       432,175
=============================================================

ITALY-3.65%

Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                  23,600       290,317
-------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)(a)                           86,100       450,347
-------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                          85,000       542,771
-------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Insurance Brokers)                    22,600       352,506
=============================================================
                                                    1,635,941
=============================================================

JAPAN-1.44%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                    37,000       645,575
=============================================================

NETHERLANDS-6.20%

Elsevier N.V. (Specialty Printing)(a)    23,200       341,168
-------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)       8,200       496,278
-------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)        7,300       583,229
-------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)(a)                             15,400       496,893
-------------------------------------------------------------
Koninklijke Numico N.V. (Foods)           6,500       327,165
-------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)          8,700       533,157
=============================================================
                                                    2,777,890
=============================================================

NORWAY-1.56%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)(a)             11,200       473,259
-------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)            11,600       224,712
=============================================================
                                                      697,971
=============================================================

                                                    MARKET
                                        SHARES       VALUE

SPAIN-0.48%

Grupo Dragados, S.A.
  (Construction-Cement & Aggregates)     19,700   $   214,592
=============================================================

SWEDEN-0.65%

Swedish Match A.B. (Tobacco)             75,000       292,652
=============================================================

SWITZERLAND-4.97%

Nestle S.A. (Foods)(a)                      240       559,827
-------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                         695     1,228,741
-------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)               446       429,349
-------------------------------------------------------------
Syngenta A.G.
  (Chemicals-Specialty)(a)                  173         9,288
=============================================================
                                                    2,227,205
=============================================================

UNITED KINGDOM-4.69%

Aggreko PLC (Services-Facilities &
  Environmental)                         43,300       267,403
-------------------------------------------------------------
Allied Domecq PLC
  (Beverages-Alcoholic)                  36,600       241,898
-------------------------------------------------------------
Bunzl PLC (Paper & Forest Products)      45,000       275,883
-------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration &
  Production)                           125,200   $   485,346
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Spirent PLC (Communications
  Equipment)                             36,100       329,281
-------------------------------------------------------------
Tesco PLC (Retail-Food Chains)          122,900       501,239
=============================================================
                                                    2,101,050
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $18,457,266)                                 21,184,758
=============================================================

MONEY MARKET FUNDS-2.73%

STIC Liquid Assets Portfolio(c)         611,210       611,210
-------------------------------------------------------------
STIC Prime Portfolio(c)                 611,210       611,210
=============================================================
    Total Money Market Funds (Cost
      $1,222,420)                                   1,222,420
=============================================================
TOTAL INVESTMENTS-101.32% (Cost
  $39,191,169)                                     45,408,659
=============================================================
LIABILITIES LESS OTHER ASSETS-(1.32)%                (590,075)
=============================================================
NET ASSETS-100.00%                                $44,818,584
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.19% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $39,191,169)  $45,408,659
------------------------------------------------------------
Foreign currencies, at value (cost $131)               6,294
------------------------------------------------------------
Receivables for:
  Investments sold                                   547,375
------------------------------------------------------------
  Fund shares sold                                    60,150
------------------------------------------------------------
  Dividends                                           41,659
------------------------------------------------------------
Other assets                                          10,596
============================================================
    Total assets                                  46,074,733
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              935,398
------------------------------------------------------------
  Fund shares reacquired                             140,912
------------------------------------------------------------
Accrued advisory fees                                 27,726
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             91,958
------------------------------------------------------------
Accrued transfer agent fees                           12,314
------------------------------------------------------------
Accrued operating expenses                            43,606
============================================================
    Total liabilities                              1,256,149
============================================================
Net assets applicable to shares outstanding      $44,818,584
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $20,750,956
____________________________________________________________
============================================================
Class B                                          $22,278,511
____________________________________________________________
============================================================
Class C                                          $ 1,789,117
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,556,298
____________________________________________________________
============================================================
Class B                                            1,698,209
____________________________________________________________
============================================================
Class C                                              136,437
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     13.33
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.33 divided by
      95.25%)                                    $     13.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     13.12
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     13.11
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $23,362)                                       $   262,703
------------------------------------------------------------
Dividends from affiliated money market funds          88,909
------------------------------------------------------------
Interest                                               4,356
============================================================
    Total investment income                          355,968
============================================================

EXPENSES:

Advisory fees                                        476,994
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        41,879
------------------------------------------------------------
Distribution fees -- Class A                         106,433
------------------------------------------------------------
Distribution fees -- Class B                         263,363
------------------------------------------------------------
Distribution fees -- Class C                          11,910
------------------------------------------------------------
Professional service fees                             55,117
------------------------------------------------------------
Transfer agent fees                                  104,890
------------------------------------------------------------
Trustees' fees                                        10,182
------------------------------------------------------------
Other                                                 62,015
============================================================
    Total expenses                                 1,182,783
============================================================
Less: Fees waived                                    (66,219)
------------------------------------------------------------
    Expenses paid indirectly                          (1,018)
============================================================
    Net expenses                                   1,115,546
============================================================
Net investment income (loss)                        (759,578)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              235,846
------------------------------------------------------------
  Foreign currencies                                (186,435)
============================================================
                                                      49,411
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,480,394)
------------------------------------------------------------
  Foreign currencies                                  (5,172)
============================================================
                                                  (3,485,566)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (3,436,155)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(4,195,733)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                 2000           1999
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (759,578)   $  (323,556)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     49,411      9,996,732
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (3,485,566)     8,406,245
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (4,195,733)    18,079,421
========================================================================================
Distributions to shareholders from net investment income:
  Advisor Class*                                                       --         (2,325)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,628,810)    (1,767,423)
----------------------------------------------------------------------------------------
  Class B                                                      (1,840,396)    (2,505,025)
----------------------------------------------------------------------------------------
  Class C                                                        (129,369)       (39,159)
----------------------------------------------------------------------------------------
  Advisor Class*                                                       --        (82,148)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       3,252,026     (2,708,897)
----------------------------------------------------------------------------------------
  Class B                                                      (2,668,253)    (4,238,502)
----------------------------------------------------------------------------------------
  Class C                                                       1,530,731        143,802
----------------------------------------------------------------------------------------
  Advisor Class*                                                 (703,288)      (125,191)
========================================================================================
    Net increase (decrease) in net assets                      (6,383,092)     6,754,553
========================================================================================

NET ASSETS:

  Beginning of year                                            51,201,676     44,447,123
========================================================================================
  End of year                                                 $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $38,511,197    $37,900,018
----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                         88,258      3,596,963
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          6,219,129      9,704,695
========================================================================================
                                                              $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $759,578, undistributed net realized gains increased by $40,459 and paid in capital decreased by $800,037 as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the year ended December 31, 2000, AIM waived fees of $66,219.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $67,304 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $106,433, $263,363 and $11,910, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,562 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $427 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $774 and reductions in custodian fees of $244 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,018.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $121,157,020 and $121,955,381, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 7,398,161
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,189,497)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 6,208,664
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $39,199,995.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                       2000                       1999
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold:
  Class A                                                      401,071    $ 6,300,770     200,188    $ 2,730,032
----------------------------------------------------------------------------------------------------------------
  Class B                                                      255,608      3,844,813     181,716      2,419,036
----------------------------------------------------------------------------------------------------------------
  Class C                                                      106,895      1,598,239      14,063        186,601
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                   864         13,351      17,792        225,871
================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      121,642      1,549,644     118,185      1,690,082
----------------------------------------------------------------------------------------------------------------
  Class B                                                      133,455      1,673,704     160,713      2,277,307
----------------------------------------------------------------------------------------------------------------
  Class C                                                       10,019        125,635       2,695         38,132
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --       5,723         81,816
================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                       61,297        680,172          --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (61,105)      (680,172)         --             --
================================================================================================================
Reacquired:
  Class A                                                     (333,179)    (5,278,560)   (568,367)    (7,129,011)
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (554,682)    (8,186,770)   (719,011)    (8,934,845)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (12,464)      (193,143)     (6,636)       (80,931)
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                (2,291)       (36,467)    (32,673)      (432,878)
================================================================================================================
                                                               127,130    $ 1,411,216    (625,612)   $(6,928,788)
________________________________________________________________________________________________________________
================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.78     $11.46     $10.63          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.19)     (0.06)     (0.02)           (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.11)      5.86       1.01            (0.31)
=================================================================================================================
    Total from investment operations                           (1.30)      5.80       0.99            (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                            --         --      (0.02)              --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.48)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.16)           (0.48)
=================================================================================================================
Net asset value, end of period                                $13.33     $15.78     $11.46          $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (7.90)%    51.93%      9.37%           (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(d)   1.03%      0.50%            0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.14%(d)   1.16%      0.50%            0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.27)%(d)  (0.50)%   (0.21)%          (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $21,286,571.
(e)  Annualized.

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.41     $10.62          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)     (0.07)           (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.09)      5.82       1.00            (0.32)
=================================================================================================================
    Total from investment operations                           (1.35)      5.69       0.93            (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.47)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.14)           (0.47)
=================================================================================================================
Net asset value, end of period                                $13.12     $15.62     $11.41          $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (8.30)%    51.18%      8.83%           (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%      1.00%            1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%      1.00%            1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%   (0.71)%          (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,336,340.
(e)  Annualized.

                                                                           CLASS C(a)
                                                              -------------------------------------
                                                                                    JANUARY 2, 1998
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              ------------------     DECEMBER 31,
                                                              2000(b)    1999(b)        1998(b)
                                                              -------    -------    ---------------
Net asset value, beginning of period                          $15.62     $11.40         $10.62
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)         (0.08)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83           1.00
===================================================================================================
    Total from investment operations                           (1.36)      5.70           0.92
===================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)         (0.14)
===================================================================================================
Net asset value, end of period                                $13.11     $15.62         $11.40
___________________________________________________________________________________________________
===================================================================================================
Total return(c)                                                (8.37)%    51.33%          8.94%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500         $  249
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%          1.00%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%          1.00%(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%       (0.71)%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                          260%       147%            28%
___________________________________________________________________________________________________
===================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,190,966.
(e)  Annualized.

                                                                    APPENDIX II

                        ANNUAL REPORT / OCTOBER 31 2000

                          AIM GLOBAL CONSUMER PRODUCTS
                               AND SERVICES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                             SHOPPERS BY DIANA ONG

       ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES

         DIFFERENT MEDIUMS TO PUSH THE BOUNDARIES OF ART. SHE IS A TRUE

         MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING,

         WOODCUT, SILKSCREEN, COMPUTER ART AND CERAMIC ART. THE ENERGY

        AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER GRAPHICS,

                FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                     -------------------------------------

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o During the fiscal year ended 10/31/00, the fund paid distributions of $5.67 per Class A, Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a substantial portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered either developing or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF        I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
    Graham          Management Group's chairman after a long, successful career
  Chairman of       in the investment industry. Ted has always shown the highest
  the Board of      degree of integrity and commitment to excellence, and I have
   THE FUND         always admired him. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman

                     -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


TECH EUPHORIA, THEN SELL-OFF, FELT AROUND THE WORLD


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
High-tech stocks led worldwide equity rallies late in 1999 and early 2000. Heavy profit-taking, however, plunged world markets into a sell-off in March. Despite global market volatility, AIM Global Consumer Products and Services Fund posted favorable returns for the fiscal year ended October 31, 2000. Total returns, excluding sales charges, for the fund's Class A, Class B and Class C shares were 5.15%, 4.57% and 4.64%, respectively. These returns include gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties. The fund's performance, however, outdistanced that of the MSCI AC World and the MSCI World Indexes, which returned 0.85% and 1.09%, respectively, for the same period.

WHAT WERE THE MAJOR TRENDS IN THE U.S. MARKETS DURING THE REPORTING PERIOD?
The mantra of world markets this past year could be "Easy dot-com come ... Easy dot-com go." Markets had a real love/hate affair with tech stocks--there were incredible bouts of optimism and pessimism, sometimes a day apart. As 1999 ended and 2000 began, investors were giddy with TMT (telephone, media and telecommunications) stock euphoria. Sky-high stock valuations seemed of little consequence. In late March, however, tech optimism was replaced by skepticism and heavy profit-taking by investors. Investors feared that stocks were now overvalued and that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. (The Fed raised rates six times between June 1999 and May 2000.) Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices (which hit 10-year highs during the third quarter), unrest in the Middle East and (perhaps most importantly) concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors (such as health care, financial services, energy and utilities) posted healthy gains.

WHAT HAPPENED IN OTHER WORLD MARKETS OVER THE FISCAL YEAR?
The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns.
    European markets also moved largely with the Nasdaq. Beyond the market's concern over high stock valuations, Europe had to contend with a weakening euro. The euro, Euroland's 11-country common currency, hit a record low during the reporting period. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets. Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France. On a positive note, European economies remain strong. As a region, Europe is witnessing its best economic growth in 10 years, with a 3.5% increase in its gross domestic product since mid-1999.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the fiscal year, the fund's performance has been driven by three main sectors: oil and gas, health care and technology. The bias has been toward the consumer elements of the better-performing energy/oil and technology sectors. Over the second and third quarters of 2000, the fund

FUND VS. INDEXES

As of 10/31/00
One-year returns, excluding sales charges
================================================================================
FUND CLASS A SHARES                     5.15%

FUND CLASS B SHARES                     4.57%

FUND CLASS C SHARES                     4.64%

MSCI WORLD INDEX                        1.09%

MSCI ALL COUNTRY WORLD INDEX            0.85%
================================================================================

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. United Healthcare Corp.                     2.95%   1. Health Care (Drugs-Generic & Other)    7.81%   1. United States    48.50%
 2. EMC Corp.                                   2.64    2. Oil & Gas (Drilling & Equipment)       7.26    2. France            8.17
 3. Dynegy Inc.                                 2.41    3. Computers (Peripherals)                4.04    3. United Kingdom    5.58
 4. Novartis A.G. (Switzerland)                 2.24    4. Banks (Major Regional)                 3.19    4. Switzerland       4.93
 5. Adobe Systems, Inc.                         2.16    5. Oil (International Integrated)         3.16    5. Netherlands       4.37
 6. Furukawa Electric Co., Ltd. (The) (Japan)   2.14    6. Health Care (Managed Care)             2.95    6. Germany           3.20
 7. Pfizer Inc.                                 1.69    7. Oil & Gas (Exploration & Production)   2.84    7. Canada            2.57
 8. Centrica PLC (U.K.)                         1.68    8. Communications Equipment               2.78    8. Japan             2.14
 9. CDW Computer Centers, Inc.                  1.43    9. Health Care (Specialized Services)     2.78    9. Denmark           1.69
10. Brocade Communications Systems, Inc.        1.40   10. Computers (Software & Services)        2.71   10. Italy             1.63


The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

began to build significant weightings in health care and financials as these sectors' fundamentals and earnings improved. Shifts in regional or country allocation have been more a function of stock selection than regional strategy. We did increase our weighting in Europe, however, to take advantage of a soft market and better valuations there, especially in financial and energy positions.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

o Dynegy: This company markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and continental Europe. The company, which invests in power projects, has formed alliances with utility companies to sell energy in deregulated markets.
o Novartis: The company's health-care operations, which account for 55% of sales, include prescription drugs, contact lenses and ophthalmic medications. Novartis is one of the world's top five pharmaceutical firms.
o Furukawa Electric: The company makes optical-fiber cable, optical fibers and superconductive wire. It is also a top producer of electric wire and cable, nonferrous metal and related products.

WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE MARKET?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The U.S. unemployment rate was at its lowest level in three decades. Consumer spending, which slowed down for much of the second half of the fiscal year, picked up again in September. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Federal Reserve Board took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic trends and international developments, all markets may continue to be volatile.

                            READ THIS REPORT ONLINE!

           Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon,

                you can read the same AIM report you are reading

          now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to

              receive your reports online, you will not receive a

         paper copy by mail. You may cancel the service at any time by visiting our Web site.

            Please visit our Web site at www.aimfunds.com and go to

               "Your AIM Account." Log into your account and then

               click on the "View Other Account Options" dropdown

                          menu and select "eDelivery."


          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND VS. BENCHMARK INDEXES

12/30/94-10/31/00

in thousands
================================================================================
            AIM Global Consumer     AIM Global Consumer    MSCI         MSCI
                Products and           Products and      AC World       World
               Services Fund,         Services Fund,       Index        Index
               Class A Shares         Class B Shares
--------------------------------------------------------------------------------
12/94              $9,525.00           $10,000.00       $10,000.00   $10,000.00
10/95              12,158.00            12,712.00        11,150.00    11,340.00
10/96              18,094.00            18,828.00        12,889.00    13,188.00
10/97              20,004.00            20,702.00        14,919.00    15,400.00
10/98              21,736.00            22,391.00        16,822.00    17,750.00
10/99              30,910.00            31,688.00        21,264.00    22,172.00
10/00              32,501.00            33,036.00        21,445.00    22,415.00
                  $32,501.00           $33,036.00       $21,445.00   $22,415.00
Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A and Class B shares to benchmark indexes over the period 12/30/94-10/31/00. (Please note that index performance figures are for the period 12/31/94-10/31/00.) Since the last reporting period, AIM Global Consumer Products and Services Fund has elected to use the MSCI World Index as its benchmark instead of the MSCI AC World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/94)              22.38%
  5 Years                           20.55
  1 Year                             0.14*
  *5.15%, excluding sales charges

CLASS B SHARES
  Inception (12/30/94)              22.73%
  5 Years                           20.93
  1 Year                             0.25*
  *4.57%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)                15.43%
  1 Year                             3.78*
  *4.64%, excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 15.11%; five years, 22.66%; inception (12/30/94), 24.47%. Class B shares, one year, 15.27%; five years, 23.06%; inception (12/30/94), 24.84%. Class C shares, one year, 19.27%; inception (3/1/99), 22.39%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from that of its Class A and Class B shares due to differing sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-48.45%

AEROSPACE/DEFENSE-1.19%

Boeing Co. (The)                         34,500   $  2,339,531
==============================================================

BANKS (MAJOR REGIONAL)-1.18%

Northern Trust Corp.                     27,300      2,330,737
==============================================================

BEVERAGES (NON-ALCOHOLIC)-2.18%

Pepsi Bottling Group, Inc., (The)        54,300      1,880,137
--------------------------------------------------------------
PepsiCo, Inc.                            50,000      2,421,875
==============================================================
                                                     4,302,012
==============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Cable Design Technologies Corp.(a)       44,700      1,030,894
--------------------------------------------------------------
Corning Inc.                             30,500      2,333,250
==============================================================
                                                     3,364,144
==============================================================

COMPUTERS (HARDWARE)-1.28%

McDATA Corp.-Class B(a)                  30,300      2,525,789
==============================================================

COMPUTERS (PERIPHERALS)-4.04%

Brocade Communications Systems,
  Inc.(a)                                12,100      2,751,237
--------------------------------------------------------------
EMC Corp.(a)                             58,400      5,201,250
==============================================================
                                                     7,952,487
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-2.71%

Adobe Systems Inc.                       55,800      4,244,287
--------------------------------------------------------------
Cybear Group(a)                           5,211          3,583
--------------------------------------------------------------
i2 Technologies, Inc.(a)                  6,400      1,088,000
==============================================================
                                                     5,335,870
==============================================================

ELECTRICAL EQUIPMENT-1.24%

General Electric Co.                     44,500      2,439,156
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.78%

Arrow Electronics, Inc.(a)               48,000      1,536,000
==============================================================

ELECTRONICS (INSTRUMENTATION)-0.76%

Varian Inc.(a)                           48,300      1,488,244
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.94%

Analog Devices, Inc.(a)                  31,200      2,028,000
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                31,900      1,796,369
==============================================================
                                                     3,824,369
==============================================================

ENTERTAINMENT-1.02%

Walt Disney Co. (The)                    56,200      2,012,662
==============================================================

FINANCIAL (DIVERSIFIED)-1.20%

Citigroup Inc.                           45,066      2,371,598
==============================================================

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.50%

Alpharma Inc.-Class A                    11,300   $    438,581
--------------------------------------------------------------
Andrx Group(a)                           35,000      2,520,000
==============================================================
                                                     2,958,581
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.69%

Pfizer Inc.                              76,900      3,321,119
==============================================================

HEALTH CARE (MANAGED CARE)-2.96%

UnitedHealth Group Inc.                  53,200      5,818,750
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.06%

Laboratory Corp. of America
  Holdings(a)                            10,300      1,389,212
--------------------------------------------------------------
Quest Diagnostics Inc.(a)                27,800      2,675,750
==============================================================
                                                     4,064,962
==============================================================

INVESTMENT BANKING/BROKERAGE-2.08%

Lehman Brothers Holdings Inc.            22,800      1,470,600
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         32,700      2,626,219
==============================================================
                                                     4,096,819
==============================================================

INVESTMENT MANAGEMENT-1.22%

Alliance Capital Management Holding
  L.P.                                   50,000      2,400,000
==============================================================

NATURAL GAS-2.41%

Dynegy Inc.-Class A                     102,400      4,742,400
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-6.51%

BJ Services Co.(a)                       38,200      2,003,113
--------------------------------------------------------------
ENSCO International Inc.                 81,300      2,703,225
--------------------------------------------------------------
Global Marine, Inc.(a)                   54,600      1,446,900
--------------------------------------------------------------
Marine Drilling Cos., Inc.(a)            81,700      1,950,588
--------------------------------------------------------------
Nabors Industries, Inc.(a)               35,100      1,786,590
--------------------------------------------------------------
Patterson Energy, Inc.(a)                39,900      1,122,188
--------------------------------------------------------------
Schlumberger Ltd.                         6,200        471,975
--------------------------------------------------------------
Smith International, Inc.(a)             19,000      1,339,500
==============================================================
                                                    12,824,079
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.15%

Anadarko Petroleum Corp.                 35,444      2,270,188
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.58%

Valero Energy Corp.                      34,400      1,137,350
==============================================================

POWER PRODUCERS (INDEPENDENT)-1.32%

Calpine Corp.(a)                         32,900      2,597,044
==============================================================

RESTAURANTS-0.68%

Brinker International, Inc.(a)           34,000      1,334,500
==============================================================

                                                     MARKET
                                       SHARES        VALUE
RETAIL (COMPUTERS &
  ELECTRONICS)-1.43%

CDW Computer Centers, Inc.(a)            43,600   $  2,809,475
==============================================================

SAVINGS & LOAN COMPANIES-0.88%

Washington Mutual, Inc.                  39,300      1,729,200
==============================================================

SERVICES (DATA PROCESSING)-0.75%

DST Systems, Inc.(a)                     10,300        634,738
--------------------------------------------------------------
Learning Tree International, Inc.(a)     18,600        841,650
==============================================================
                                                     1,476,388
==============================================================
    Total Domestic Common Stocks
      (Cost $76,728,667)                            95,403,454
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-39.54%

AUSTRALIA-1.07%

Australia & New Zealand Banking
  Group Ltd. (Banks-Major
  Regional)(a)                          284,700      2,102,933
==============================================================

BELGIUM-0.28%

ICOS Vision Systems Corp. N.V.
  (Equipment-Semiconductor)(a)          18,100        541,869
==============================================================

CANADA-2.57%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)          132,300      2,425,457
--------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                   143,700      2,253,398
--------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)(a)         76,100        373,699
==============================================================
                                                     5,052,554
==============================================================

DENMARK-1.69%

Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)        11,200      2,375,533
--------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)           17,700        958,731
==============================================================
                                                     3,334,264
==============================================================

FRANCE-8.17%

Alcatel Optronics S.A.
  (Communications Equipment)(a)          11,000        654,394
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 27,200      1,488,872
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)             35,700      2,575,228
--------------------------------------------------------------
Azeo (Ez-Gaz it Eaux) (Investments)      17,300      1,123,146
--------------------------------------------------------------
Banque Nation de Paris (Banks-Major
  Regional), Wts., expiring
  07/15/02(b)                             5,460         26,180
--------------------------------------------------------------
BNP Paribas (Banks-Major Regional)       21,100      1,819,302
--------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)              29,800      1,466,807
--------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                  32,200      1,076,665
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)           43,400      2,283,547
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                 30,000      1,637,046
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

Total Fina Elf S.A.
  (Oil-International Integrated)         13,600   $  1,945,921
==============================================================
                                                    16,097,108
==============================================================

GERMANY-3.20%

Altana A.G. (Health
  Care-Drugs-Generic & Other)            17,400      2,111,611
--------------------------------------------------------------
Bayerische Motoren Werke A.G.
  (Automobiles)(a)                       34,000      1,125,310
--------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)             3,900        986,301
--------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)            16,300      2,074,949
==============================================================
                                                     6,298,171
==============================================================

IRELAND-1.22%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         46,400      2,409,900
==============================================================

ISRAEL-0.77%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)            25,500      1,507,688
==============================================================

ITALY-1.63%

Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                 103,700      1,220,629
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                         368,000      1,992,494
==============================================================
                                                     3,213,123
==============================================================

JAPAN-2.14%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                   160,000      4,208,404
==============================================================

NETHERLANDS-4.37%

Heineken N.V. (Beverages-Alcoholic)      35,700      1,938,996
--------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)       31,800      2,183,794
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)          48,100      2,249,186
--------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)         37,600      2,230,137
==============================================================
                                                     8,602,113
==============================================================

NORWAY-1.35%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)                66,900      2,660,742
==============================================================

SWEDEN-0.57%

Swedish Match A.B. (Tobacco)            329,500      1,131,124
==============================================================

SWITZERLAND-4.93%

Nestle S.A. (Foods)(a)                    1,040      2,155,455
--------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                       2,904      4,406,169
--------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)             1,935      1,740,886
--------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)                653      1,411,509
==============================================================
                                                     9,714,019
==============================================================

UNITED KINGDOM-5.58%

Aggreko PLC (Services-Facilities &
  Environmental)                        187,700      1,005,259
--------------------------------------------------------------

                                                               MARKET
                                                  SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Bunzl PLC (Paper & Forest Products)              195,400   $  1,117,398
-----------------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration
  & Production)                                  964,400      3,317,360
-----------------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)                 253,700      2,041,781
-----------------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                                     158,000      1,465,362
-----------------------------------------------------------------------
Tesco PLC (Retail-Food Chains)                   533,800      2,035,675
=======================================================================
                                                             10,982,835
=======================================================================
Total Foreign Stocks & Other Equity
  Interests (Cost $72,388,910)                               77,856,847
=======================================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
PUT OPTIONS
   PURCHASED-0.05%

Washington Mutual,
  Inc. (Savings &
  Loan Companies)
  (Cost $73,342)          385        $45         Dec-00         107,078
=======================================================================

                                                  SHARES
MONEY MARKET FUNDS-6.77%

STIC Liquid Assets Portfolio(c)                 6,664,746     6,664,746
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                         6,664,746     6,664,746
=======================================================================
    Total Money Market Funds
      (Cost $13,329,492)                                     13,329,492
=======================================================================
TOTAL INVESTMENTS-94.81%
  (Cost $162,520,411)                                       186,696,871
=======================================================================
OTHER ASSETS LESS LIABILITIES-5.19%                          10,223,630
=======================================================================
NET ASSETS-100.00%                                         $196,920,501
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Ltd. - Limited
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $162,520,411)                                 $186,696,871
------------------------------------------------------------
Foreign currencies, at value (cost $7,945,040)     7,938,488
------------------------------------------------------------
Receivables for:
------------------------------------------------------------
  Investments sold                                 4,053,583
------------------------------------------------------------
  Fund shares sold                                   272,233
------------------------------------------------------------
  Dividends                                          302,831
------------------------------------------------------------
Collateral for securities loaned                   5,610,412
------------------------------------------------------------
Other assets                                          29,931
============================================================
    Total assets                                $204,904,349
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,748,139
------------------------------------------------------------
  Fund shares reacquired                             227,942
------------------------------------------------------------
  Collateral upon return of securities loaned      5,610,412
------------------------------------------------------------
Accrued advisory fees                                129,583
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            143,953
------------------------------------------------------------
Accrued trustees' fees                                 3,295
------------------------------------------------------------
Accrued transfer agent fees                           45,845
------------------------------------------------------------
Accrued operating expenses                            70,444
============================================================
    Total liabilities                              7,983,848
============================================================
Net assets applicable to shares outstanding     $196,920,501
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 82,692,332
____________________________________________________________
============================================================
Class B                                         $110,664,334
____________________________________________________________
============================================================
Class C                                         $  3,563,835
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            3,078,176
____________________________________________________________
============================================================
Class B                                            4,276,551
____________________________________________________________
============================================================
Class C                                              137,648
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      26.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.86 divided by
      95.25%)                                   $      28.20
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      25.88
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      25.89
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $196,505)                                     $  1,497,717
------------------------------------------------------------
Dividends from affiliated money market funds         633,924
------------------------------------------------------------
Interest                                              21,592
------------------------------------------------------------
Security lending income                               66,393
============================================================
    Total investment income                        2,219,626
============================================================

EXPENSES:

Advisory fees                                      2,032,116
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        94,792
------------------------------------------------------------
Distribution fees -- Class A                         431,352
------------------------------------------------------------
Distribution fees -- Class B                       1,213,920
------------------------------------------------------------
Distribution fees -- Class C                          18,599
------------------------------------------------------------
Transfer agent fees                                  399,263
------------------------------------------------------------
Trustees' fees                                        15,211
------------------------------------------------------------
Other                                                173,374
============================================================
    Total expenses                                 4,428,627
============================================================
Less: Expenses reimbursed                             (6,151)
------------------------------------------------------------
   Expenses paid indirectly                           (8,766)
============================================================
    Net expenses                                   4,413,710
============================================================
Net investment income (loss)                      (2,194,084)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           27,078,834
------------------------------------------------------------
  Foreign currencies                                (468,568)
============================================================
                                                  26,610,266
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (15,821,294)
------------------------------------------------------------
  Foreign currencies                                 (81,049)
============================================================
                                                 (15,902,343)
============================================================
Net gain on investment securities and foreign
  currencies                                      10,707,923
============================================================
Net increase in net assets resulting from
  operations                                    $  8,513,839
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (2,194,084)   $ (1,748,031)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  26,610,266      44,474,962
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (15,902,343)     20,709,969
==========================================================================================
    Net increase in net assets resulting from operations         8,513,839      63,436,900
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (13,665,029)     (1,486,208)
------------------------------------------------------------------------------------------
  Class B                                                      (20,642,170)     (2,314,110)
------------------------------------------------------------------------------------------
  Class C                                                          (64,428)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (212,239)       (341,039)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       13,348,888      (8,462,976)
------------------------------------------------------------------------------------------
  Class B                                                       16,239,334     (14,746,418)
------------------------------------------------------------------------------------------
  Class C                                                        3,656,493         209,527
------------------------------------------------------------------------------------------
  Advisor Class*                                                 4,771,906     (17,338,191)
==========================================================================================
    Net increase in net assets                                  11,946,594      18,957,485
==========================================================================================

NET ASSETS:

  Beginning of year                                            184,973,907     166,016,422
==========================================================================================
  End of year                                                 $196,920,501    $184,973,907
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $151,709,567    $104,692,946
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (48,605)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      21,125,724      40,244,803
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          24,133,815      40,036,158
==========================================================================================
                                                              $196,920,501    $184,973,907
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
   The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
   The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 2000, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or an affiliated INVESCO entity.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $2,145,479, undistributed net realized gains decreased by $11,145,479 and paid in capital increased by $9,000,000 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolio does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Put Options -- The Portfolio may purchase put options. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Portfolio to hedge securities it owns by locking in a minimum price at which the Portfolio can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Portfolio's resulting losses. At the same time, because the maximum the Portfolio has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Portfolio to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM reimbursed expenses of $6,151.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $267,569 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $431,352, $1,213,920 and $18,599, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $70,319 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $1,969 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,784 and reductions in custodian fees of $5,982 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,766.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $5,500,404 were on loan to brokers. The loans were secured by cash collateral of $5,610,412 received by the Portfolio. For the year ended October 31, 2000, the Portfolio received fees of $66,393 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 2000 was $498,299,484 and $505,066,435, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $28,244,600
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,198,111)
=========================================================
Net unrealized appreciation of investment
  securities                                  $24,046,489
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$162,650,382.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                        2000                          1999
                                                              -------------------------    --------------------------
                                                               SHARES         AMOUNT         SHARES         AMOUNT
                                                              ---------    ------------    ----------    ------------
Sold:
  Class A                                                       759,405    $ 22,447,775       487,583    $ 12,807,548
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       668,315      19,040,288       423,749      10,940,298
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                      141,025       3,973,222         9,183         251,095
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   538       6,033,762        21,722         582,165
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       464,329      12,875,835        59,498       1,416,648
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       710,588      19,064,223        91,284       2,126,010
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        1,333          35,784            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 7,418         212,234        14,024         340,931
=====================================================================================================================
Conversion of Advisor Class shares to Class A shares***
  Class A                                                        44,925       1,356,742            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (43,513)     (1,356,742)           --              --
=====================================================================================================================
Reacquired:
  Class A                                                      (584,323)    (23,331,464)     (855,317)    (22,687,172)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      (764,349)    (21,865,177)   (1,075,236)    (27,812,726)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (12,455)       (352,513)       (1,437)        (41,568)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (3,660)       (117,348)     (638,988)    (18,261,287)
=====================================================================================================================
                                                              1,389,576    $ 38,016,621    (1,463,935)   $(40,338,058)
_____________________________________________________________________________________________________________________
=====================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2000(a)     1999       1998       1997       1996
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $30.79     $ 22.16    $ 22.19    $ 20.98    $ 14.59
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.22)      (0.19)     (0.19)     (0.15)     (0.22)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.96        9.38       2.05       2.27       7.13
===================================================================================================================
    Total from investment operations                              1.74        9.19       1.86       2.12       6.91
===================================================================================================================
Less distributions from net realized gains                       (5.67)      (0.56)     (1.89)     (0.91)     (0.52)
===================================================================================================================
Net asset value, end of period                                  $26.86     $ 30.79    $ 22.16    $ 22.19    $ 20.98
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   5.07%      42.20%      8.66%     10.55%     48.82%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $82,692     $73,695    $59,880    $62,637    $76,900
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.82%(c)    1.91%      1.93%      1.84%      2.24%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)    1.91%      1.95%      1.99%      2.34%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)  (0.70)%    (0.83)%    (0.87)%    (1.24)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            259%        160%       221%       392%       169%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $86,270,364.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)       1999       1998       1997       1996
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $  29.99    $  21.70    $ 21.86    $ 20.79    $ 14.53
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)      (0.31)     (0.30)     (0.24)     (0.31)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.92        9.16       2.03       2.22       7.09
===================================================================================================================
    Total from investment operations                              1.56        8.85       1.73       1.98       6.78
===================================================================================================================
Less distributions from net realized gains                       (5.67)      (0.56)     (1.89)     (0.91)     (0.52)
===================================================================================================================
Net asset value, end of period                                $  25.88    $  29.99    $ 21.70    $ 21.86    $ 20.79
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   4.53%      41.52%      8.16%      9.95%     48.11%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $110,664    $109,808    $91,613    $93,978    $87,904
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.32%(c)    2.41%      2.43%      2.34%      2.74%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.32%(c)    2.41%      2.45%      2.49%      2.84%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)  (1.20)%    (1.33)%    (1.37)%    (1.74)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            259%        160%       221%       392%       169%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $121,391,977.

                                                                             CLASS C
                                                                ----------------------------------
                                                                                    MARCH 1, 1999
                                                                                     (DATE SALES
                                                                   YEAR ENDED         COMMENCED)
                                                                  OCTOBER 31,       TO OCTOBER 31,
                                                                    2000(a)              1999
                                                                ----------------    --------------
Net asset value, beginning of period                                 $29.99             $24.70
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.35)             (0.22)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.92               5.51
==================================================================================================
    Total from investment operations                                   1.57               5.29
==================================================================================================
Less distributions from net realized gains                            (5.67)                --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $25.89             $29.99
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                        4.56%             21.42%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $3,564             $  232
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.32%(c)           2.41%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.32%(c)           2.41%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets           (1.25)%(c)         (1.20)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 259%               160%
__________________________________________________________________________________________________
==================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,859,895.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Consumer Products and Services Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the Unites States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner,                     Chairman and President              Suite 100
Plantagenet Capital                                                              Houston, TX 77046
Management, LLC (an investment               Dana R. Sutton
partnership); Chief Executive Officer,       Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                     A I M Advisors, Inc.
                                             Vice President                      11 Greenway Plaza
Frank S. Bayley                                                                  Suite 100
Partner, law firm of                         Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                 TRANSFER AGENT
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary        A I M Fund Services, Inc.
A I M Management Group Inc.                                                      P.O. Box 4739
                                             Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                 CUSTODIAN

                                             Sheri Morris                        State Street Bank and Trust Company
                                             Assistant Vice President and        225 Franklin Street
                                             Assistant Treasurer                 Boston, MA 02110

                                             Nancy L. Martin                     COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                 Kirkpatrick & Lockhart LLP
                                             Ofelia M. Mayo                      1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                 Washington, D.C. 20036-1800

                                             Kathleen J. Pflueger                COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                 Paul, Hastings, Janofsky & Walker LLP
                                                                                 Twenty Third Floor
                                                                                 555 South Flower Street
                                                                                 Los Angeles, CA 90071

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                                                                                 AUDITORS

                                                                                 PricewaterhouseCoopers LLP
                                                                                 160 Federal Street
                                                                                 Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 2.41% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $22,141,838 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                             DEPENDS ON SEVERAL FAC-

                          TORS: YOUR FINANCIAL OBJEC-

                           TIVES, YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                                                       EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and managed approximately $183 billion
                                                                                      in assets for more than eight million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     shareholders, including individual investors,
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        corporate clients and Financial institutions,
AIM Large Cap Opportunities(3)          AIM European Small Company                    as of September 30, 2000.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                 AIM Japan Growth                              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth             AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth                  an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Advisor International Value               of the world's largest independent financial
AIM Select Growth                       AIM Global Trends                             services companies with $414 billion in
AIM Large Cap Growth                    AIM Global Growth                             assets under management as of September 30,
AIM Weingarten                                                                        2000.
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                               MORE CONSERVATIVE

                                                  FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        [INVEST WITH DISCIPLINE]
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GCPS-AR-1

                                                                    APPENDIX III

                             AIM GLOBAL TRENDS FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


               SHARES                                                                               MARKET VALUE
------------------------------------                                                ------------------------------------------
 AIM GLOBAL      AIM      AIM GLOBAL                                                 AIM GLOBAL         AIM         AIM GLOBAL
  CONSUMER      GLOBAL   TRENDS FUND                                                  CONSUMER         GLOBAL      TRENDS FUND
PRODUCTS AND    TRENDS    PRO FORMA                                                 PRODUCTS AND       TRENDS       PRO FORMA
SERVICES FUND    FUND     COMBINING                                                 SERVICES FUND       FUND        COMBINING
                                      DOMESTIC COMMON STOCKS - 50.48%
                                      AEROSPACE/DEFENSE - 1.14%
       34,500    7,900        42,400  Boeing Co. (The)                              $   2,277,000    $  521,400    $ 2,798,400
------------------------------------------------------------------------------------------------------------------------------

                                      BANKS (MAJOR REGIONAL) - 1.12%
       27,300    6,300        33,600  Northern Trust Corp.                              2,226,656       513,844      2,740,500
------------------------------------------------------------------------------------------------------------------------------

                                      BEVERAGES (NON-ALCOHOLIC) - 2.34%
       54,300   12,600        66,900  Pepsi Bottling Group, Inc., (The)                 2,168,606       503,212      2,671,818
------------------------------------------------------------------------------------------------------------------------------
       50,000   12,000        62,000  PepsiCo, Inc.                                     2,478,125       594,750      3,072,875
------------------------------------------------------------------------------------------------------------------------------
                                                                                        4,646,731     1,097,962      5,744,693
------------------------------------------------------------------------------------------------------------------------------

                                      BIOTECHNOLOGY - 0.43%
       13,800    3,100        16,900  Albany Molecular Research, Inc.(a)                  850,425       191,037      1,041,462
------------------------------------------------------------------------------------------------------------------------------

                                      COMMUNICATIONS EQUIPMENT - 1.39%
       30,500    7,000        37,500  Corning Inc.                                      1,610,781       369,687      1,980,468
------------------------------------------------------------------------------------------------------------------------------
       15,000    3,400        18,400  L-3 Communications Holdings, Inc.(a)              1,155,000       261,800      1,416,800
------------------------------------------------------------------------------------------------------------------------------
                                                                                        2,765,781       631,487      3,397,268
------------------------------------------------------------------------------------------------------------------------------

                                      COMPUTERS (PERIPHERALS) - 3.07%
       24,200    5,600        29,800  Brocade Communications Systems, Inc.(a)           2,221,863       514,150      2,736,013
------------------------------------------------------------------------------------------------------------------------------
       58,400   13,600        72,000  EMC Corp.(a)                                      3,883,600       904,400      4,788,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                        6,105,463     1,418,550      7,524,013
------------------------------------------------------------------------------------------------------------------------------

                                      COMPUTERS (SOFTWARE & SERVICES) - 3.91%
       23,300    5,300        28,600  Adobe Systems Inc.                                1,355,769       308,394      1,664,163
------------------------------------------------------------------------------------------------------------------------------
       17,500    3,900        21,400  Ariba, Inc.(a)                                      940,625       209,625      1,150,250
------------------------------------------------------------------------------------------------------------------------------
       26,200    5,900        32,100  BEA Systems, Inc.(a)                              1,763,587       397,144      2,160,731
------------------------------------------------------------------------------------------------------------------------------
       34,300    7,700        42,000  i2 Technologies, Inc.(a)                          1,865,062       418,687      2,283,749
------------------------------------------------------------------------------------------------------------------------------
       21,700    4,800        26,500  VERITAS Software Corp.(a)                         1,898,750       420,000      2,318,750
------------------------------------------------------------------------------------------------------------------------------
                                                                                        7,823,793     1,753,850      9,577,643
------------------------------------------------------------------------------------------------------------------------------

                                      ELECTRONICS (INSTRUMENTATION) - 0.45%
       55,300       --        55,300  Garmin Ltd.                                       1,092,175            --      1,092,175
------------------------------------------------------------------------------------------------------------------------------

                                      ELECTRONICS (SEMICONDUCTORS) - 0.80%
       31,200    7,200        38,400  Analog Devices, Inc.(a)                           1,597,050       368,550      1,965,600
------------------------------------------------------------------------------------------------------------------------------

                                      FINANCIAL (DIVERSIFIED) - 1.16%
       45,066   10,533        55,599  Citigroup Inc.                                    2,301,183       537,841      2,839,024
------------------------------------------------------------------------------------------------------------------------------

                                      GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.64%
       26,500    6,000        32,500  International Game Technology(a)                  1,272,000       288,000      1,560,000
------------------------------------------------------------------------------------------------------------------------------

                                      HEALTH CARE (DIVERSIFIED) - 0.64%
       33,500    7,600        41,100  IVAX Corp.(a)                                     1,283,050       291,080      1,574,130
------------------------------------------------------------------------------------------------------------------------------

                                      HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.33%
       20,700    4,700        25,400  Andrx Group(a)                                    1,198,012       272,012      1,470,024
------------------------------------------------------------------------------------------------------------------------------
       11,000    2,500        13,500  Forest Laboratories, Inc.(a)                      1,461,625       332,187      1,793,812
------------------------------------------------------------------------------------------------------------------------------
                                                                                        2,659,637       604,199      3,263,836
------------------------------------------------------------------------------------------------------------------------------

                                      HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 1.78%
       76,900   17,700        94,600  Pfizer Inc.                                       3,537,400       814,200      4,351,600
------------------------------------------------------------------------------------------------------------------------------

                                      HEALTH CARE (HOSPITAL MANAGEMENT) - 1.30%
       36,400    8,300        44,700  HCA-Healthcare Co. (The)                          1,601,964       365,283      1,967,247
------------------------------------------------------------------------------------------------------------------------------
       22,400    5,000        27,400  Tenet Healthcare Corp.(a)                           995,400       222,187      1,217,587
------------------------------------------------------------------------------------------------------------------------------
                                                                                        2,597,364       587,470      3,184,834
------------------------------------------------------------------------------------------------------------------------------

               SHARES                                                                               MARKET VALUE
------------------------------------                                                ------------------------------------------
 AIM GLOBAL      AIM      AIM GLOBAL                                                 AIM GLOBAL         AIM         AIM GLOBAL
  CONSUMER      GLOBAL   TRENDS FUND                                                  CONSUMER         GLOBAL      TRENDS FUND
PRODUCTS AND    TRENDS    PRO FORMA                                                 PRODUCTS AND       TRENDS       PRO FORMA
SERVICES FUND    FUND     COMBINING                                                 SERVICES FUND       FUND        COMBINING
                                      HEALTH CARE (MANAGED CARE) - 3.31%
      106,400   25,600       132,000  UnitedHealth Group Inc.                           6,530,300     1,571,200      8,101,500
------------------------------------------------------------------------------------------------------------------------------

                                      HEALTH CARE (SPECIALIZED SERVICES) - 2.39%
       34,800    7,800        42,600  Alza Corp.(a)                                     1,479,000       331,500      1,810,500
------------------------------------------------------------------------------------------------------------------------------
       10,300    2,400        12,700  Laboratory Corp. of America Holdings(a)           1,812,800       422,400      2,235,200
------------------------------------------------------------------------------------------------------------------------------
       10,400    2,300        12,700  Quest Diagnostics Inc.(a)                         1,476,800       326,600      1,803,400
------------------------------------------------------------------------------------------------------------------------------
                                                                                        4,768,600     1,080,500      5,849,100
------------------------------------------------------------------------------------------------------------------------------

                                      INVESTMENT BANKING/BROKERAGE - 1.77%
       22,800    5,200        28,000  Lehman Brothers Holdings Inc.                     1,541,850       351,650      1,893,500
------------------------------------------------------------------------------------------------------------------------------
       29,400    6,600        36,000  Merrill Lynch & Co., Inc.                         2,004,712       450,038      2,454,750
------------------------------------------------------------------------------------------------------------------------------
                                                                                        3,546,562       801,688      4,348,250
------------------------------------------------------------------------------------------------------------------------------

                                      MANUFACTURING (DIVERSIFIED) - 0.90%
       38,000    8,600        46,600  Honeywell International Inc.                      1,797,875       406,888      2,204,763
------------------------------------------------------------------------------------------------------------------------------

                                      NATURAL GAS - 3.73%
      102,400   24,400       126,800  Dynegy Inc.-Class A                               5,740,800     1,367,925      7,108,725
------------------------------------------------------------------------------------------------------------------------------
       23,200    5,300        28,500  El Paso Energy Corp.                              1,661,700       379,613      2,041,313
------------------------------------------------------------------------------------------------------------------------------
                                                                                        7,402,500     1,747,538      9,150,038
------------------------------------------------------------------------------------------------------------------------------

                                      OIL & GAS (DRILLING & EQUIPMENT) - 7.36%
       38,200    9,200        47,400  BJ Services Co.(a)                                2,631,025       633,650      3,264,675
------------------------------------------------------------------------------------------------------------------------------
       81,300   18,900       100,200  ENSCO International Inc.                          2,769,281       643,781      3,413,062
------------------------------------------------------------------------------------------------------------------------------
       54,600   12,600        67,200  Global Marine, Inc.(a)                            1,549,275       357,525      1,906,800
------------------------------------------------------------------------------------------------------------------------------
       81,700   19,600       101,300  Marine Drilling Cos., Inc.(a)                     2,185,475       524,300      2,709,775
------------------------------------------------------------------------------------------------------------------------------
       35,100    8,100        43,200  Nabors Industries, Inc.(a)                        2,076,165       479,115      2,555,280
------------------------------------------------------------------------------------------------------------------------------
       39,900    9,300        49,200  Patterson Energy, Inc.(a)                         1,486,275       346,425      1,832,700
------------------------------------------------------------------------------------------------------------------------------
        6,200    1,400         7,600  Schlumberger Ltd.                                   495,613       111,913        607,526
------------------------------------------------------------------------------------------------------------------------------
       19,000    4,400        23,400  Smith International, Inc.(a)                      1,416,688       328,075      1,744,763
------------------------------------------------------------------------------------------------------------------------------
                                                                                       14,609,797     3,424,784     18,034,581
------------------------------------------------------------------------------------------------------------------------------

                                      OIL & GAS (EXPLORATION & PRODUCTION) - 1.27%
       35,444    8,326        43,770  Anadarko Petroleum Corp.                          2,519,360       591,812      3,111,172
------------------------------------------------------------------------------------------------------------------------------

                                      OIL & GAS (REFINING & MARKETING) - 0.64%
       34,400    8,000        42,400  Valero Energy Corp.                               1,279,250       297,500      1,576,750
------------------------------------------------------------------------------------------------------------------------------

                                      POWER PRODUCERS (INDEPENDENT) - 1.49%
       65,800   15,200        81,000  Calpine Corp.(a)                                  2,965,113       684,950      3,650,063
------------------------------------------------------------------------------------------------------------------------------

                                      RESTAURANTS - 0.72%
       34,000    7,900        41,900  Brinker International, Inc.(a)                    1,436,500       333,775      1,770,275
------------------------------------------------------------------------------------------------------------------------------

                                      RETAIL (DRUG STORES) - 1.06%
       50,800   11,400        62,200  Walgreen Co.                                      2,124,075       476,663      2,600,738
------------------------------------------------------------------------------------------------------------------------------

                                      RETAIL (SPECIALTY-APPAREL) - 0.49%
       21,500    4,800        26,300  Talbots, Inc. (The)                                 980,938       219,000      1,199,938
------------------------------------------------------------------------------------------------------------------------------

                                      SAVINGS & LOAN COMPANIES - 2.58%
       22,000    5,000        27,000  Downey Financial Corp.                            1,210,000       275,000      1,485,000
------------------------------------------------------------------------------------------------------------------------------
       27,400    6,200        33,600  Golden West Financial Corp.                       1,849,500       418,500      2,268,000
------------------------------------------------------------------------------------------------------------------------------
       39,300    9,000        48,300  Washington Mutual, Inc.                           2,085,356       477,563      2,562,919
------------------------------------------------------------------------------------------------------------------------------
                                                                                        5,144,856     1,171,063      6,315,919
------------------------------------------------------------------------------------------------------------------------------

                                      SERVICES (DATA PROCESSING) - 1.27%
       24,300    5,400        29,700  DST Systems, Inc.(a)                              1,628,100       361,800      1,989,900
------------------------------------------------------------------------------------------------------------------------------
       18,600    4,300        22,900  Learning Tree International, Inc.(a)                920,700       212,850      1,133,550
------------------------------------------------------------------------------------------------------------------------------
                                                                                        2,548,800       574,650      3,123,450
------------------------------------------------------------------------------------------------------------------------------

                                      Total Domestic Common Stocks
                                      (Cost $103,950,840)                             100,690,234    23,001,481    123,691,715
------------------------------------------------------------------------------------------------------------------------------

               SHARES                                                                               MARKET VALUE
------------------------------------                                                ------------------------------------------
 AIM GLOBAL      AIM      AIM GLOBAL                                                 AIM GLOBAL         AIM         AIM GLOBAL
  CONSUMER      GLOBAL   TRENDS FUND                                                  CONSUMER         GLOBAL      TRENDS FUND
PRODUCTS AND    TRENDS    PRO FORMA                                                 PRODUCTS AND       TRENDS       PRO FORMA
SERVICES FUND    FUND     COMBINING                                                 SERVICES FUND       FUND        COMBINING
                                      FOREIGN STOCKS & OTHER EQUITY INTERESTS
                                      - 46.38%
                                      AUSTRALIA - 1.14%
                                      Australia & New Zealand Banking Group Ltd.
      284,700   64,900       349,600  (Banks-Major Regional)                            2,277,689       519,220      2,796,909
------------------------------------------------------------------------------------------------------------------------------

                                      CANADA - 2.75%
                                      Anderson Exploration Ltd. (Oil-Domestic
      132,300   31,800       164,100  Integrated)(a)                                    3,003,010       721,812      3,724,822
------------------------------------------------------------------------------------------------------------------------------
      143,700   33,400       177,100  Bombardier Inc.-Class B (Aerospace/Defense)       2,217,622       515,439      2,733,061
------------------------------------------------------------------------------------------------------------------------------
                                      Dynetek Industries Ltd.
                                      (Manufacturing-Diversified)
       76,100   32,400       108,500  (Acquired 09/08/00; Cost $164,473)(a)(b)            197,847        84,234        282,081

------------------------------------------------------------------------------------------------------------------------------
                                                                                        5,418,479     1,321,485      6,739,964
------------------------------------------------------------------------------------------------------------------------------

                                      DENMARK - 2.44%
       93,000   21,000       114,000  Danske Bank A.S. (Banks-Major Regional)           1,674,441       378,100      2,052,541
------------------------------------------------------------------------------------------------------------------------------
                                      Novo Nordisk A.S.-Class B (Health
       11,200    2,600        13,800  Care-Drugs-Generic & Other)                       2,009,481       466,487      2,475,968

------------------------------------------------------------------------------------------------------------------------------
       11,200    2,600        13,800  Novozymes A.S. - Class B (Biotechnology)(a)         224,216        52,050        276,266
------------------------------------------------------------------------------------------------------------------------------
                                      Vestas Wind Systems A.S.
       17,700    4,000        21,700  (Manufacturing-Specialized)                         958,281       216,560      1,174,841
------------------------------------------------------------------------------------------------------------------------------
                                                                                        4,866,419     1,113,197      5,979,616
------------------------------------------------------------------------------------------------------------------------------

                                      FRANCE - 8.83%
                                      Alcatel Optronics S.A. (Communications
       11,000       --        11,000  Equipment)(a)                                       485,592            --        485,592
------------------------------------------------------------------------------------------------------------------------------
                                      Altran Technologies S.A. (Services-Commercial
        4,500    1,000         5,500  & Consumer)                                       1,018,400       226,311      1,244,711
------------------------------------------------------------------------------------------------------------------------------
                                      Assurances Generales de France
       27,200    6,600        33,800  (Insurance-Multi-Line)                            1,890,120       458,632      2,348,752
------------------------------------------------------------------------------------------------------------------------------
       35,700    8,200        43,900  Aventis S.A. (Chemicals-Diversified)(a)           3,134,502       719,970      3,854,472
------------------------------------------------------------------------------------------------------------------------------
        5,460       --         5,460  BNP Paribas (Banks-Major Regional)                   37,275            --         37,275
------------------------------------------------------------------------------------------------------------------------------
                                      Bouygues Offshore S.A. (Oil & Gas-Drilling
       29,800    5,744        35,544  & Equipment)                                       1,357,209       261,604      1,618,813
------------------------------------------------------------------------------------------------------------------------------
                                      Hermes International
        6,900    1,600         8,500  (Manufacturing-Diversified)                       1,357,209       261,604      1,618,813
------------------------------------------------------------------------------------------------------------------------------
       32,200    7,400        39,600  Remy Cointreau S.A. (Beverages-Alcoholic)         1,360,684       312,704      1,673,388
------------------------------------------------------------------------------------------------------------------------------
                                      Sanofi-Synthelabo S.A. (Health
       43,400   10,000        53,400  Care-Drugs-Generic & Other)                       2,893,589       666,725      3,560,314
------------------------------------------------------------------------------------------------------------------------------
                                      Societe Television Francaise 1
       30,000    7,000        37,000  (Broadcasting-Television, Radio & Cable)          1,619,861       377,968      1,997,829
------------------------------------------------------------------------------------------------------------------------------
                                      TotalFinaElf S.A. (Oil-International
       13,600    3,300        16,900  Integrated)                                       2,022,939       490,860      2,513,799
------------------------------------------------------------------------------------------------------------------------------
        3,300      700         4,000  Zodiac S.A. (Manufacturing-Diversified)             911,066       193,256      1,104,322
------------------------------------------------------------------------------------------------------------------------------
                                                                                       17,708,985     3,934,754     21,643,739
------------------------------------------------------------------------------------------------------------------------------

                                      GERMANY - 6.04%
                                      Altana A.G. (Health Care-Drugs-Generic
       17,400    4,000        21,400  & Other)                                          2,746,665       631,418      3,378,083
------------------------------------------------------------------------------------------------------------------------------
       34,000    7,800        41,800  Bayerisch Motoren Werke A.G. (Automobiles)(a)     1,111,084       254,896      1,365,980
------------------------------------------------------------------------------------------------------------------------------
       11,400    2,600        14,000  Beiersdorf A.G. (Personal Care)(a)                1,182,922       269,789      1,452,711  1
------------------------------------------------------------------------------------------------------------------------------
                                      Ergo Versicherungs Gruppe A.G. (Insurance
       10,100    2,300        12,400  Brokers)                                          1,688,224       384,447      2,072,671
------------------------------------------------------------------------------------------------------------------------------
        3,900      850         4,750  Hugo Boss A.G.-Pfd (Manufacturing-Specialized)    1,043,754       227,485      1,271,239
------------------------------------------------------------------------------------------------------------------------------
                                      Muenchener Rueckversicherungs-Gesellschaft A.G.
        6,000    1,400         7,400  (Insurance Brokers)(a)                            2,141,034       499,575      2,640,609
------------------------------------------------------------------------------------------------------------------------------
       16,300    3,700        20,000  Siemens A.G. (Manufacturing-Diversified)          2,131,432       483,822      2,615,254
------------------------------------------------------------------------------------------------------------------------------
                                                                                       12,045,115     2,751,432     14,796,547
------------------------------------------------------------------------------------------------------------------------------

                                      IRELAND - 1.10%
                                      Elan Corp. PLC -ADR (Health Care-Drugs-Generic
       46,400   11,100        57,500  & Other)(a)                                       2,172,100       519,619      2,691,719
------------------------------------------------------------------------------------------------------------------------------

                                      ISRAEL - 0.94%
                                      Teva Pharmaceutical Industries Ltd. -ADR
       25,500    5,900        31,400  (Health Care-Drugs-Generic & Other)               1,867,875       432,175      2,300,050
------------------------------------------------------------------------------------------------------------------------------

                                      ITALY - 3.59%
                                      Bulgari S.p.A. (Consumer-Jewelry, Novelties
      103,700   23,600       127,300  & Gifts)(a)                                       1,275,671       290,317      1,565,988
------------------------------------------------------------------------------------------------------------------------------
                                      Credito Italiano S.p.A. (Banks-Major
      379,400   86,100       465,500  Regional)(a)                                      1,984,455       450,347      2,434,802
------------------------------------------------------------------------------------------------------------------------------
                                      Ente Nazionale Idrocarburi S.p.A. (Oil &
      368,000   85,000       453,000  Gas-Refining & Marketing)(a)                      2,349,879       542,771      2,892,650
------------------------------------------------------------------------------------------------------------------------------
                                      Riunione Adriatica di Sicurta S.p.A.
      100,000   22,600       122,600  (Insurance Brokers)                               1,559,762       352,506      1,912,268
------------------------------------------------------------------------------------------------------------------------------
                                                                                        7,169,767     1,635,941      8,805,708
------------------------------------------------------------------------------------------------------------------------------

                                      JAPAN - 1.40%
                                      Furukawa Electric Co., Ltd. (The)
      160,000   37,000       197,000  (Metal Fabricators)                               2,791,674       645,575      3,437,249
------------------------------------------------------------------------------------------------------------------------------

               SHARES                                                                               MARKET VALUE
------------------------------------                                                ------------------------------------------
 AIM GLOBAL      AIM      AIM GLOBAL                                                 AIM GLOBAL         AIM         AIM GLOBAL
  CONSUMER      GLOBAL   TRENDS FUND                                                  CONSUMER         GLOBAL      TRENDS FUND
PRODUCTS AND    TRENDS    PRO FORMA                                                 PRODUCTS AND       TRENDS       PRO FORMA
SERVICES FUND    FUND     COMBINING                                                 SERVICES FUND       FUND        COMBINING
                                      NETHERLANDS - 6.10%
      103,200   23,200       126,400  Elsevier N.V. (Specialty Printing)(a)             1,517,610       341,168      1,858,778
------------------------------------------------------------------------------------------------------------------------------
       35,700    8,200        43,900  Heineken N.V. (Beverages-Alcoholic)               2,160,627       496,278      2,656,905
------------------------------------------------------------------------------------------------------------------------------
       31,800    7,300        39,100  ING Groep N.V. (Insurance Brokers)                2,540,641       583,229      3,123,870
------------------------------------------------------------------------------------------------------------------------------
       68,100   15,400        83,500  Koninklijke Ahold N.V. (Retail-Food Chains)(a)    2,197,298       496,893      2,694,191
------------------------------------------------------------------------------------------------------------------------------
       28,700    6,500        35,200  Koninklijke Numico N.V. (Foods)                   1,444,559       327,165      1,771,724
------------------------------------------------------------------------------------------------------------------------------
                                      Royal Dutch Petroleum Co. (Oil-International
       37,600    8,700        46,300  Integrated)                                       2,304,218       533,157      2,837,375

------------------------------------------------------------------------------------------------------------------------------
                                                                                       12,164,953     2,777,890     14,942,843
------------------------------------------------------------------------------------------------------------------------------

                                      NORWAY - 1.55%
       49,600   11,200        60,800  Norsk Hydro A.S.A. (Chemicals-Diversified)(a)     2,095,862       473,259      2,569,121
------------------------------------------------------------------------------------------------------------------------------
                                      Tomra Systems A.S.A.
       51,200   11,600        62,800  (Manufacturing-Specialized)                         991,832       224,712      1,216,544

------------------------------------------------------------------------------------------------------------------------------
                                                                                        3,087,694       697,971      3,785,665
------------------------------------------------------------------------------------------------------------------------------

                                      SPAIN - 0.47%
                                      Grupo Dragados, S.A. (Construction-Cement
       86,700   19,700       106,400  & Aggregates)                                       944,421       214,592      1,159,013

------------------------------------------------------------------------------------------------------------------------------

                                      SWEDEN - 0.65%
      329,500   75,000       404,500  Swedish Match A.B. (Tobacco)                      1,285,717       292,652      1,578,369
------------------------------------------------------------------------------------------------------------------------------

                                      SWITZERLAND - 4.77%
        1,040      240         1,280  Nestle S.A. (Foods)(a)                            2,425,918       559,827      2,985,745
------------------------------------------------------------------------------------------------------------------------------
        2,904      695         3,599  Novartis A.G. (Health Care-Diversified)           5,134,193     1,228,741      6,362,934
------------------------------------------------------------------------------------------------------------------------------
                                      Serono S.A.-Class B (Health Care-Drugs-Generic
        1,935      446         2,381  & Other)                                          1,862,758       429,349      2,292,107

------------------------------------------------------------------------------------------------------------------------------
          726      173           899  Syngenta A.G. (Chemicals-Specialty)(a)               38,977         9,288         48,265
------------------------------------------------------------------------------------------------------------------------------
                                                                                        9,461,846     2,227,205     11,689,051
------------------------------------------------------------------------------------------------------------------------------

                                      UNITED KINGDOM - 4.61%
                                      Aggreko PLC (Services-Facilities &
      187,700   43,300       231,000  Environmental)                                    1,159,158       267,403      1,426,561
------------------------------------------------------------------------------------------------------------------------------
      163,500   36,600       200,100  Allied Domecq PLC (Beverages-Alcoholic)           1,080,608       241,898      1,322,506
------------------------------------------------------------------------------------------------------------------------------
      195,400   45,000       240,400  Bunzl PLC (Paper & Forest Products)               1,197,945       275,883      1,473,828
------------------------------------------------------------------------------------------------------------------------------
                                      Centrica PLC (Oil & Gas-Exploration
      552,400   125,200      677,600  & Production)                                     2,141,415       485,346      2,626,761
------------------------------------------------------------------------------------------------------------------------------
      158,000   36,100       194,100  Spirent PLC (Communications Equipment)            1,441,170       329,281      1,770,451
------------------------------------------------------------------------------------------------------------------------------
      533,800   122,900      656,700  Tesco PLC (Retail-Food Chains)                    2,177,066       501,239      2,678,305
------------------------------------------------------------------------------------------------------------------------------
                                                                                        9,197,362     2,101,050     11,298,412
------------------------------------------------------------------------------------------------------------------------------

                                      Total Foreign Stocks & Other Equity
                                      Interests (Cost $99,947,167)                     92,460,096    21,184,758    113,644,854
------------------------------------------------------------------------------------------------------------------------------

                                      MONEY MARKET FUNDS - 4.33%
    4,688,148   611,210    5,299,358  STIC Liquid Assets Portfolio(c)                   4,688,148       611,210      5,299,358
------------------------------------------------------------------------------------------------------------------------------
    4,688,148   611,210    5,299,358  STIC Prime Portfolio(c)                           4,688,148       611,210      5,299,358
------------------------------------------------------------------------------------------------------------------------------

                                      Total Money Market Funds (Cost $10,598,716)       9,376,296     1,222,420     10,598,716
------------------------------------------------------------------------------------------------------------------------------

                                      TOTAL INVESTMENTS - 101.19% (Cost
                                      $214,496,723)                                   202,526,626    45,408,659    247,935,285
------------------------------------------------------------------------------------------------------------------------------
                                      LIABILITIES LESS OTHER ASSETS - (1.19%)          (2,323,422)     (590,075)    (2,913,497)
------------------------------------------------------------------------------------------------------------------------------
                                      NET ASSETS - 100.00%                          $ 200,203,204    $44,818,584   $245,021,788
------------------------------------------------------------------------------------------------------------------------------

Investment Abbreviations:

ADR      American Depositary Receipt
Ltd.     Limited
Pfd.     Preferred



Notes to Schedule of Investments:

(a)  Non-income producing security.

(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.12% of the Fund's net assets.

(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Accompanying Notes to Pro Forma Financial Statements.

                             AIM GLOBAL TRENDS FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                                                 AIM GLOBAL         AIM                      AIM GLOBAL
                                                                  CONSUMER         GLOBAL                   TRENDS FUND
                                                                PRODUCTS AND       TRENDS                    PRO FORMA
                                                                SERVICES FUND       FUND      ADJUSTMENTS    COMBINING
ASSETS:
Investments, at market value                                    $ 202,526,626   $45,408,659   $        --   $247,935,285
(cost $ 39,191,169 - Global Trends)
(cost $175,305,554 - Global Consumer Products and Services)
(cost $214,496,723 - Pro Forma combining)
------------------------------------------------------------------------------------------------------------------------
Foreign currencies, at value                                           26,368         6,294            --         32,662
(cost $131 - Global Trends)
(cost $0 - Global Consumer Products and Services)
(cost $131 - Pro Forma combining)
------------------------------------------------------------------------------------------------------------------------
Receivables for:
   Investments sold                                                 1,899,105       547,375            --      2,446,480
------------------------------------------------------------------------------------------------------------------------
   Fund shares sold                                                   212,762        60,150            --        272,912
------------------------------------------------------------------------------------------------------------------------
   Dividends and interest                                             347,321        41,659            --        388,980
------------------------------------------------------------------------------------------------------------------------
Other assets                                                           12,034        10,596            --         22,630
========================================================================================================================
          Total assets                                            205,024,216    46,074,733            --    251,098,949
========================================================================================================================

LIABILITIES:
Payables for:
   Investments purchased                                            4,142,415       935,398            --      5,077,813
------------------------------------------------------------------------------------------------------------------------
   Fund shares reacquired                                             254,807       140,912            --        395,719
------------------------------------------------------------------------------------------------------------------------
Accrued advisory fees                                                 138,204        27,726            --        165,930
------------------------------------------------------------------------------------------------------------------------
Accrued administrative services fees                                    4,517         4,235            --          8,752
------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                                             153,530        91,958            --        245,488
------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                            48,895        12,314            --         61,209
------------------------------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                  3,514            --            --          3,514
------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                             75,130        43,606            --        118,736
========================================================================================================================
          Total liabilities                                         4,821,012     1,256,149            --      6,077,161
========================================================================================================================
Net assets applicable to shares outstanding                     $ 200,203,204   $44,818,584   $        --   $245,021,788
========================================================================================================================

NET ASSETS:
Class A                                                         $  85,735,142   $20,750,956   $        --   $106,486,098
========================================================================================================================
Class B                                                         $ 110,504,247   $22,278,511   $        --   $132,782,758
========================================================================================================================
Class C                                                         $   3,963,815   $ 1,789,117   $        --   $  5,752,932
========================================================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE (GLOBAL TRENDS);
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE (GLOBAL CONSUMER PRODUCTS AND SERVICES):
Class A                                                             3,472,907     1,556,298     6,432,564      7,988,862
========================================================================================================================
Class B                                                             4,671,992     1,698,209     8,421,693     10,119,902
========================================================================================================================
Class C                                                               167,522       136,437       302,332        438,769
========================================================================================================================

Class A:
   Net asset value per share                                    $       24.69   $     13.33   $        --   $      13.33
------------------------------------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $13.33 divided by 95.25% - Global Trends)
      (Net asset value of $24.69 divided by 95.25% - Consumer Products
      and Services)                                             $       25.92   $     13.99   $        --   $      13.99
========================================================================================================================
Class B:
   Net asset value and offering price per share                 $       23.65   $     13.12   $        --   $      13.12
========================================================================================================================
Class C:
   Net asset value and offering price per share                 $       23.66   $     13.11   $        --   $      13.11
========================================================================================================================


SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                             AIM GLOBAL TRENDS FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                   AIM GLOBAL        AIM                           AIM GLOBAL
                                                                   CONSUMER         GLOBAL                        TRENDS FUND
                                                                 PRODUCTS AND       TRENDS                         PRO FORMA
                                                                 SERVICES FUND       FUND        ADJUSTMENTS       COMBINING
INVESTMENT INCOME:
Dividends                                                        $   1,296,291    $   262,703    $         --    $  1,558,994
(net of foreign withholding tax of $23,362 - Global Trends)
(net of foreign withholding tax of $147,827 - Global Consumer
Products and Services)
-----------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                           600,130         88,909              --         689,039
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                19,079          4,356              --          23,435
-----------------------------------------------------------------------------------------------------------------------------
Security lending income                                                 59,989             --              --          59,989
=============================================================================================================================
      Total investment income                                        1,975,489        355,968              --       2,331,457
=============================================================================================================================

EXPENSES:
Advisory fees                                                        2,024,331        476,994          14,276       2,515,601
-----------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                            50,000         50,000         (28,398)         71,602
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                          94,429         41,879              --         136,308
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                           433,710        106,433              --         540,143
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                         1,197,632        263,363              --       1,460,995
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class C                                            24,298         11,910              --          36,208
-----------------------------------------------------------------------------------------------------------------------------
Professional service fees                                               84,392         55,117              --         139,509
-----------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                                     15,153        104,890              --         120,043
-----------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                         397,733         10,182              --         407,915
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                   86,677         62,015              --         148,692
=============================================================================================================================
           Total expenses                                            4,408,355      1,182,783         (14,122)      5,577,016
=============================================================================================================================
Less:  Fees waived and reimbursed by advisor                            (6,151)       (66,219)         72,370              --
-----------------------------------------------------------------------------------------------------------------------------
           Expenses paid indirectly                                     (8,735)        (1,018)             --          (9,753)
=============================================================================================================================
           Net expenses                                              4,393,469      1,115,546          58,248       5,567,263
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        (2,417,980)      (759,578)        (58,248)     (3,235,806)
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Investment securities                                            13,991,892        235,846              --      14,227,738
-----------------------------------------------------------------------------------------------------------------------------
   Foreign currencies                                                 (438,940)      (186,435)             --        (625,375)
=============================================================================================================================
                                                                    13,552,952         49,411              --      13,602,363
=============================================================================================================================

Change in net unrealized appreciation (depreciation) of:
   Investment securities                                           (32,609,505)    (3,480,394)             --     (36,089,899)
-----------------------------------------------------------------------------------------------------------------------------
   Foreign currencies                                                  (82,545)        (5,172)             --         (87,717)
=============================================================================================================================
                                                                   (32,692,050)    (3,485,566)             --     (36,177,616)
=============================================================================================================================

Net gain (loss) from investment securities and foreign
   currencies                                                      (19,139,098)    (3,436,155)             --     (22,575,253)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $ (21,557,078)   $(4,195,733)   $    (58,248)   $(25,811,059)
=============================================================================================================================


SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

AIM GLOBAL TRENDS FUND
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between AIM Global Trends Fund and AIM Investment Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of AIM Global Trends Fund for the net assets of AIM Global Consumer Products and Services Fund and the distribution of AIM Global Trends Fund shares to AIM Global Consumer Products and Services Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at December 31, 2000, AIM Global Consumer Products and Services Fund Class A shareholders would have received 6,432,564 shares of AIM Global Trends Fund - Class A shares, AIM Global Consumer Products and Services Fund Class B shareholders would have received 8,421,693 shares of AIM Global Trends Fund - Class B shares, AIM Global Consumer Products and Services Fund Class C shareholders would have received 302,332 shares of AIM Global Trends Fund - Class C shares.


Note 2 - Pro Forma Adjustments

Pro forma adjustments have been made to reflect the contractual expenses of the combined entities.

PART C.  OTHER INFORMATION

Item 15. Indemnification

         Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or the Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Article VII, Section 3 of the Registrant's Amended and Restated By-Laws also provides that every person who is, or has been, a Trustee or Officer of the Registrant to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's Amended and Restated By-Laws and other applicable law.

         AIM Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of coverage.

         Section 13 of the Master Investment Advisory Agreement between the Registrant and AIM provides that AIM shall not be subject to liability to the Registrant or to the Fund or to any Shareholder of the Fund for any act or omission in the course of, or connected with, rendering services pursuant to the Master Investment Advisory Agreement. The Master Investment Advisory Agreement also provides that AIM shall not be subject to liability for any losses that may be sustained in the purchase, holding or sale of any security, except losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of AIM or any of its officers, director or employees.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Item 16.  Exhibits

(1)    (a)    Agreement and Declaration of Trust of Registrant dated May 7,
              1998, was filed as an Exhibit to Registrant's Post-Effective
              Amendment No. 4 on June 1, 1998, and is hereby incorporated by reference.

       (b) First Amendment to Agreement and Declaration of Trust of Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999, and is hereby incorporated by reference.

       (c) Second Amendment, dated February 11, 2000, to the Agreement and Declaration of Trust, dated May 7, 1998, was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001 and is hereby incorporated by reference.

       (d) Amendment No. 3, dated May 24, 2000, to the Agreement and Declaration of Trust, dated May 7, 1998, was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001 and is hereby incorporated by reference.

       (e) Amendment No. 4, dated December 5, 2000, to the Agreement and Declaration of Trust, dated May 7, 1998, was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001 and is hereby incorporated by reference.

(2)    (a)    Amended and Restated By-Laws of Registrant dated December 10,
              1998, were filed as an Exhibit to Post-Effective Amendment No. 8 on April 6, 1999, and are hereby incorporated by reference.

       (b) First Amendment, adopted June 15, 1999, to the Amended and Restated By-Laws, dated December 10, 1998, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001 and is hereby incorporated by reference.

(3)    Voting Trust Agreements - None.

(4) A copy of the form of Agreement and Plan of Reorganization between the Registrant and AIM Investment Funds is attached as Appendix I to the Combined Proxy Statement and Prospectus that is a part of this Registration.

(5) Articles II, VI, VII, VIII and IX of the Agreement and Declaration of Trust and Articles IV, V, VI, VII and VIII of the Amended and Restated By-Laws defining the rights of holders of shares were filed electronically as Exhibits to Post-Effective Amendment No. 4 on June 1, 1998 and Post-Effective Amendment No. 8 on April 6, 1999, respectively, and are hereby incorporated by reference.

(6)    (a)    Master Investment Advisory Agreement dated August 27, 1999 between
              Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on April 28, 2000.

       (b) Master Administrative Services Agreement dated August 27, 1999 between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on April 28, 2000.

       (c) (1) Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (3) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (4) Amendment No. 3, dated December 22, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999 and is hereby incorporated by reference.

              (5) Amendment No. 4, dated January 26, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (6) Amendment No. 5, dated March 1, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (7) Amendment No. 6, dated March 18, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 11 on April 28, 2000.

              (8) Amendment No. 7, dated November 15, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 11 on April 28, 2000.

(7)    (a)    (1) First Amended and Restated Distribution Agreement, dated July
              1, 2000, between Registrant and A I M Distributors, Inc. with respect to Class A and Class C shares was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (2) First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (3) Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999, and is hereby incorporated by reference.

              (4) Form of Select Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (5) Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999, and is hereby incorporated by reference.

(8)           Agreements Concerning Officers and Director/Trustee Benefits -
              None.

(9)    (a)    (1) Master Custodian Contract, dated May 1, 2000, between
              Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (2) Amendment, dated May 1, 2000, to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

       (b) (1) Subcustodian Agreement, dated September 9, 1994, among Registrant, Texas Commerce Bank, N.A., State Street Bank and Trust Company and A I M Fund Services, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, among Registrant, Chase Bank of Texas N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

(10)   (a)    Second Amended and Restated Distribution Plan, dated as of July 1,
              2000, with respect to Class A and Class C shares, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

       (b) First Amended and Restated Master Distribution Plan, dated as of December 31, 2000, with respect to Class B shares, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

       (c) (1) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (2) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (3) Form of Variable Group Annuity Contract Holder Service Agreement, was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

              (4) Form of Service Agreement for Bank Trust Department and For Broker to be used in connection with Registrant's Master Distribution Plan, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (5) Form of Agency Pricing Agreement to be used in connection with Registrant's Master Distribution Plan, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 6, 1999, and is hereby incorporated by reference.

              (6) Form of Shareholder Service Agreement for Shares of the Mutual Funds, was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

       (d) Multiple Class Plan of AIM Investment Funds, AIM Growth Series and Registrant, effective February 11, 2000, was filed as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

(11)   (a)    Opinion of Counsel and Consent of Kirkpatrick & Lockhart LLP is
              filed herewith electronically.

       (b) Opinion and Consent of Potter Anderson & Coroon is filed herewith electronically.

(12) Opinion of Counsel of Ballard Spahr Andrews & Ingersoll, LLP with respect to tax matters will be filed as part of a Post-Effective Amendment to this Registration Statement.

(13)   (a)    (1) Transfer Agency and Service Agreement dated September 8, 1998 between Registrant and A I M Fund Services, Inc., was filed as an
              Exhibit to Registrant's Post-Effective Amendment No. 7 on February
              12, 1999, and is hereby incorporated by reference.

              (2) Amendment No. 1 dated July 1, 1999 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11, on April 28, 2000, and is hereby incorporated by reference.

              (3) Amendment No. 2 dated July 1, 1999 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11, on April 28, 2000, and is hereby incorporated by reference.

              (4) Amendment No. 3 dated February 11, 2000 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11, on April 28, 2000, and is hereby incorporated by reference.

              (5) Amendment No. 4, dated July 1, 2000, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on April 26, 2001, and is hereby incorporated by reference.

       (b) (1) Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated October 4, 1995, to Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (3) Addendum No. 2, dated October 12, 1995, to Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (4) Amendment No. 3, dated February 1, 1997, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (5) Exhibit 1, effective as of August 4, 1997, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (6) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on August 26, 1998, and is hereby incorporated by reference.

              (7) Amendment No. 4, dated June 30, 1998, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999, and is hereby incorporated by reference.

              (8) Amendment No. 5, dated July 1, 1998, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999, and is hereby incorporated by reference.

              (9) Amendment No. 6, dated August 30, 1999, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11, on April 28, 2000, and is hereby incorporated by reference.

              (10) Amendment No. 7, dated February 29, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 12, on April 26, 2001, and is hereby incorporated by reference.

              (11) Amendment No. 8, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 12, on April 26, 2001, and is hereby incorporated by reference.

              (12) Amendment No. 9, dated June 26, 2000, Restated and Amended Amendment No. 6 to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 12, on April 26, 2001, and is hereby incorporated by reference.

              (13) Amendment No. 10, dated July 28, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 12, on April 26, 2001, and is hereby incorporated by reference.

              (14) Amendment, dated August 22, 2000, to Amendment No. 9, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 12, on April 26, 2001, and is hereby incorporated by reference.

(14)   Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

(15)   Omitted Financial Statements - None.

(16)   Powers of Attorney - None.

(17) Form of Proxy related to the Special Meeting of Shareholders of AIM Investment Funds is filed electronically herewith.

Item 17. Undertakings

         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 11th day of May, 2001.


                                             AIM SERIES TRUST
                                             Registrant

                                             By:  /s/ Robert H. Graham
                                                  --------------------------
                                                  Robert H. Graham
                                                  President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                              TITLE                                          DATE
                                                       President, Trustee and
                                                       Chairman of the Board
/s/ Robert H. Graham                                   (Principal Executive Officer)               May 11, 2001
--------------------------------------------------
Robert H. Graham

/s/ C. Derek Anderson                                  Trustee                                     May 11, 2001
--------------------------------------------------
C. Derek Anderson

/s/ Frank S. Bayley                                    Trustee                                     May 11, 2001
--------------------------------------------------
Frank S. Bayley

/s/ Ruth H. Quigley                                    Trustee                                     May 11, 2001
--------------------------------------------------
Ruth H. Quigley

                                                       Vice President and Treasurer
/s/ Dana R. Sutton                                     (Principal Financial Officer)               May 11, 2001
--------------------------------------------------
Dana R. Sutton

                                  EXHIBIT INDEX


  EXHIBIT
  NUMBER          DESCRIPTION
-----------       -----------
11 (a)            Opinion of Counsel and Consent of Kirkpatrick & Lockhart LLP
                  as to securities registered

11 (b)            Opinion and Consent of Potter Anderson & Coroon LLP

14                Consent of PricewaterhouseCoopers LLP

17                Form of Proxy